                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-03636
--------------------------------------------------------------------------------

                   The Guardian Variable Contract Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     7 Hanover Square New York, N.Y. 10004
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)



Frank L. Pepe                                    Thomas G. Sorell
The Guardian Variable Contract Funds, Inc.       The Guardian Variable Contract
7 Hanover Square                                 Funds, Inc.
New York, N.Y. 10004                             7 Hanover Square
                                                 New York, N.Y. 10004


--------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (800) 221-3253
--------------------------------------------------------------------------------

                      Date of fiscal year end: December 31
--------------------------------------------------------------------------------

                   Date of reporting period: December 31, 2003
--------------------------------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders follows.

ECONOMIC REPORT

[PHOTO]                        Past performance is no indication of future
Thomas G. Sorell, C.F.A.       performance. The commentary reflects the out-
Chief Investment Officer       look and views of Thomas G. Sorell, Chief
                               Investment Officer of The Guardian Insurance
                               & Annuity Company, Inc. as of December 31,
                               2003, and is subject to change.

"THE END OF A BEAR MARKET"

  The year 2003 will be remembered as the end of a three-year bear market in U.S. equities. At its lowest point, in October 2002, the market was down 47.4% from its March 2000 peak--the worst performance since the Great Depression. During the 2003 rebound, small cap stocks outperformed large cap stocks as the Russell 2000 Index(1) returned 47.3%, the S&P 500 Index(2) gained 28.7% and the Dow Jones Industrial Average(3) returned 28.3%.

  These returns, while welcome and substantial by recent and long-term historical averages, pale in comparison to the market move of more speculative investments during 2003. Stocks with high betas, no earnings, no dividends and poor earnings quality outperformed more conservative higher quality equities. Many of the best performing stocks in 2003 were companies from which investors fled during 2002 due to concerns about solvency, accounting practices or regulatory investigations.

  The variance in returns during 2003 between high- and low-quality stocks is evident when comparing stocks with high S&P Quality Ratings of A+ with the returns of more speculative C and D rated stocks (S&P common stock Quality Ratings reflect the long-term growth and stability of a company's earnings and dividends during the trailing ten years and are unrelated to S&P debt ratings). A+ rated stocks rose 26% last year while the more speculative C and D rated stocks gained 81%. This 55% difference in performance was the second largest in the 18-year history of the stock quality indices as maintained by Merrill Lynch--surpassed only by the 73% spread observed in 1999.(4)

  Despite the cut in the dividend tax rate, investors shunned dividend-paying stocks in 2003. The 100 companies in the S&P 500 that pay no dividends outperformed the 100 highest yielding stocks by 35%. Risk taking was clearly back in vogue in 2003 while conservatism was out of favor.

  These same trends were evident in the fixed income market, where lower rated securities generated the most attractive returns. In spite of significant interest rate volatility, U.S. Treasury rates ended 2003 only slightly higher than at the beginning of the year. The ten-year rate rose less than 0.50% to 4 1/4% and still generated a positive, albeit small, 1.3% total return.

  The broad taxable investment grade market returned 4.1%, while the more speculative high yield and emerging market debt sectors were the best performing fixed income asset classes, with exceptional returns of 28.9% and 28.8%, respectively.

  While not generating double-digit returns, investment grade corporate bonds provided very strong returns as corporate yield spreads narrowed significantly in the wake of improving economic conditions and higher corporate profitability. Yield spreads tightened by 0.80%, more than offsetting the small increase in Treasury rates. In fact, the corporate sector posted a record-setting performance in 2003 relative to Treasuries: corporate bonds returned 7.7%, outperforming similar duration Treasuries by 5.2% and eclipsing the previous record by nearly 2.50%. Corporate bonds also outperformed the broad fixed income market by over 3.5%.

ECONOMIC RECOVERY

  Investors remained risk averse as 2003 began, shaken from a series of corporate accounting scandals and concerned about the potential economic and geopolitical impact of an imminent war with Iraq. Business confidence remained weak as corporations continued to cut payrolls and capital spending while drawing down inventories. As the U.S. prepared to invade Iraq during the first quarter of 2003, the S&P 500 Index traded down to 800 on March 11th. This would mark the 2003 low in stocks, and the beginning of a recovery in consumer and business confidence that, along with a tremendous amount of fiscal and monetary stimulus, would support stronger economic growth and a recovery in corporate profitability.

  Although the Federal Reserve Board (Fed) expected economic conditions to improve as uncertainty regarding Iraq subsided, it became increasingly concerned that there was a greater likelihood of a continued decline in inflation. The fixed income markets immediately noted the Fed's deflationary concerns, and the possibility that the Fed might utilize unconventional tools (like purchasing Treasury debt) to drive interest rates lower in order to stimulate economic growth and prevent deflation.

--------------------

(1) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. This index is not available for direct investment.

(2) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. This index is not available for direct investment.

(3) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity. This index is not available for direct investment.

(4) Bernstein, Richard, and Kirschner, Lisa. "Merrill Lynch Quantitative Strategy Update--Low Quality Dominated 2003 Quality Performance." Merrill Lynch Global Securities Research & Economics Group Quantitative Strategy Department January 6, 2004.

 MR. SORELL'S ECONOMIC REPORT IS NOT PART OF THIS SHAREHOLDER REPORT FOR LEGAL
                                   PURPOSES.
--------------------------------------------------------------------------------

  By June, U.S. interest rates had declined to 45-year lows when the ten-year Treasury yield fell to 3.11%.

  As the second quarter came to a close, the Fed's policy making Federal Open Market Committee (FOMC) cut the Fed funds rate by 0.25%, lowering the target rate to 1%, where it would remain for the rest of the year.

  The Fed's strategy of keeping the economy afloat by supporting personal consumption as it awaited a recovery in business confidence, spending and hiring was about to prove successful. The decline in interest rates resulted in historically attractive mortgage rates that stimulated a surge in home purchases. Mortgage refinancing provided additional income, which in turn sustained high levels of personal consumption.

  While the Fed provided tremendous monetary stimulus, the Bush administration was not about to rely solely on monetary policy to achieve and sustain economic recovery. In May, President Bush received Congressional approval for a $350 billion economic stimulus package that represented the second tax cut of his term: one that reduced individual taxes retroactively to the first of the year, and cut the top tax rate on dividends and capital gains to 15%.

  The combination of aggressive monetary and fiscal policy stimulus increasingly benefited U.S. economic growth as the year progressed. Gross Domestic Product
(GDP)(5) growth gradually improved from 2.0% in the first quarter to 3.1% in the second quarter. GDP then surged to 8.2% in the third quarter, the fastest quarterly pace in two decades. By the third quarter, economic growth was becoming more balanced--benefiting from a revival in business investment and no longer dependent simply on personal consumption. Business investment in equipment and software grew by 17.6% during the third quarter of 2003, the largest increase in more than 5 years and a significant increase over the second quarter's 8.0% rate.

  Businesses' willingness to begin reinvesting after a two-year hiatus was not only driven by continued strength in consumption, but also by improving corporate profitability. While revenue growth was modest, earnings were rising due to continued cost cutting, enhancements in productivity and a weaker dollar. Although some improvement was to be expected in 2003 relative to 2002's poor results, the increase in S&P 500 operating profits proved to be impressive. According to First Call,(6) S&P 500 operating earnings per share increased 12% during the first quarter 2003 on a year-over-year basis, 9% in the second quarter, and by almost 18% during the third quarter. Earnings are forecast to rise 21% during the forth quarter, and 14% for the full year 2003. On a reported basis (as opposed to operating basis), the growth is expected to be about 60-65% for the full year 2003. This would represent the strongest peak to trough increase in earnings growth in the post-war period.(7)

  By year-end 2003, evidence of broader and more sustainable economic growth alleviated deflationary fears. This trend convinced most fixed income investors that the Fed was likely to begin raising interest rates sometime in 2004 (even though it had indicated a willingness to leave monetary policy accommodative for "a considerable period" despite low inflation and excess capacity).

  GDP growth, which was not expected to remain at the elevated rate recorded in the third quarter, was 4.0% in the final quarter of 2003. For the full year, GDP gained 4.3% on a fourth quarter to fourth quarter basis, and 3.1% on a year-over-year basis. Clearly, a tremendous amount of monetary and fiscal policy stimulus had achieved the desired objective of reinvigorating economic growth.

2004 ECONOMIC OUTLOOK

  As evidenced in 2003, the economy is becoming less dependent on continued growth in consumer spending as the corporate sector begins its long-awaited recovery from the 2001 "profits recession." As the effect of tax cuts and the initial benefit of low interest rates dissipate, we expect personal consumption expenditures (PCE) to moderate from the torrid 6.9% growth rate in the third quarter of 2003. The current consensus forecast for PCE calls for a 2004 growth of 3.7% on a year over year basis, up from 3.1% during 2003 and the best since the year 2000 rate of 4.7%. This expectation is dependent in large part on continued improvement in labor market conditions, which is currently evidenced by declining jobless claims, a small albeit disappointing increase in non-farm payroll growth, and a lower unemployment rate, which fell in December to 5.7%, well below its June 2003 peak of 6.3%.

  While personal consumption is expected to remain sufficiently strong to support moderate economic growth, it is critical that the corporate sector continues to rebound and make a larger contribution to GDP growth in order to ensure the sustainability and longevity of the recovery. The consumer has been on an auto and housing spending binge, supported by low interest rates and tax cuts, but as pent-up demand dissipates these sectors of the economy are less likely to contribute as strongly to GDP growth.

  The improvement in corporate profitability, along with the consumer's continued resiliency, has resulted in improved business confidence and management's willingness to begin rebuilding depleted inventories, increase capital spending and to slowly begin hiring employees. Business confidence as measured by the Institute for Supply Management (ISM)(8) survey has improved from a low of 46.2% at the beginning

--------------------

(5) Gross Domestic Product (GDP) measures the value of goods and services produced in an economy. Real GDP is the gross domestic product adjusted for changes in price level. Real GDP growth is generally used as the basis to assess economic performance.

(6) Thompson Financial's First Call is a global research network used by money managers and brokers for real-time, commingled equity and fixed income research and data, corporate news, shareholdings data, sell-side workflow tools and internal research distribution.

(7) Bernstein, Richard, "Merrill Lynch U.S. Strategy Update--Text to Monthly Conference Call." Merrill Lynch Global Securities Research & Economics Group Quantitative Strategy Department December 8, 2003.

(8) The Institute for Supply Management (ISM) Index is a national manufacturing index based on a survey of purchasing executives at roughly 300 industrial companies.
--------------------------------------------------------------------------------
of 2003 to 63.4% in December. This increased confidence is evident in an improvement in the manufacturing sector as industrial production increased at a 6.2% annual rate in the fourth quarter, and toward the end of 2003 the ISM production Index rose to its highest level in 20 years. Industrial production is forecast to increase 5.0% on a year over year basis in 2004, the largest increase since 1999. Non-residential fixed investment grew by 12.8% (annualized) during the third quarter of 2003 and 6.9% in the fourth quarter. These increases came after nine consecutive quarters of shrinkage. Business spending on capital projects is likely to continue growing during 2004 due to rising profit margins, which are an inducement to invest. Thanks to rising labor productivity and low real wage growth, aggregate U.S. profit margins have risen to their highest level in postwar history. Also supporting the business recovery is the weaker dollar, which increases U.S. corporate competitiveness and is likely to boost exports as the global economy continues to improve in 2004. These factors, along with forecasts of real nonresidential fixed investment of 9.8% in 2004, result in a consensus 2004 GDP growth forecast of 4.6% on a year over year basis, which would represent the largest increase in 19 years.

  While the above forecasts would represent a significant recovery in U.S. economic growth in 2004, a reasonable expectation in our view, it is subject to several significant risks.

  The principal risks to these forecasts are deterioration in the consumer/household sector's ability to continue spending due to weaker than expected employment growth; further depreciation in the dollar, which could fuel inflation and force the Fed to aggressively tighten monetary policy; and the continued threat that terrorism may disrupt economic growth.

  The fundamental concern regarding the household sector has been the low savings rate and high debt levels, which, while manageable in a low interest rate environment, may prove to be disastrous should interest rates rise significantly in 2004. During the last decade, consumer debt has grown from 85% to 115% of annual income. A rise in interest rates could also adversely affect housing values, which have been a source of funding and liquidity for consumers as they have cashed out equity in their homes to sustain spending.

  Global labor outsourcing and growth in labor productivity have led to a shortfall in income growth. So far, this is a worrisome factor in the economic recovery. Fully 24 months into the current expansion (2001 third quarter through third quarter 2003), private wage and salary disbursements are up only 2.1% over the entire period, little more than the consumer price inflation. The 9.2% growth in disposable personal income over this two-year period was mostly due to tax cuts and a rise in government payments either as wages or social benefits. The 11% growth in personal consumption expenditure over this period outstrips income growth. This was also accompanied by a build-up in debt, mostly through mortgages and not due to consumer credit. Personal savings as a percentage of disposable income was 2.3% at the end of the third quarter of 2003, lower than the 2.8% recorded at the beginning of this recovery. The household debt service ratio and financial obligations ratio remain at elevated levels. Clearly, an improving labor market is critical to sustaining consumer spending--even at what we expect will be lower levels than recorded in third quarter 2003.

  A continued decline in the dollar, which fell 8.5% on a trade-weighted basis in 2003--down 16.8% against the euro and 9.8% against the yen--poses the most significant upside risk to U.S. interest rates. Both the real economy and U.S. financial markets would likely suffer from rising rates.

  The principal concern regarding the dollar is the growing U.S. trade and budget deficits and U.S. dependence on foreign investment to fund these gaps. The current account deficit surpassed 5% of GDP in 2003, representing the largest imbalance since the 1980's when it was 3 1/2% of GDP. During that period, from peak to trough, the dollar declined 15.3% on a trade-weighted basis.(9)

  In addition to structural imbalances weakening the dollar, U.S. interest rates and equity valuations may appear to provide less attractive returns to foreign investors in 2004 than alternative investments in other global markets.

  Finally, 2004 is a Presidential election year, and debate and rhetoric concerning trade policy, tariffs and protectionism have the potential to further weaken the dollar.

  Both the potential inflationary effect of a weaker dollar and the difficulty associated with attracting capital to fund the current account deficit can cause upside pressure on U.S. interest rates.

  While these risks to economic growth are significant, the consumer has proved resilient for many years. At the same time, the Fed, along with others, believe that the U.S. is likely to experience a gradual and orderly decline in the dollar, which will not prove disruptive to economic growth or the financial markets.

  So, what should we expect of U.S. financial markets in 2004?

FINANCIAL MARKET OUTLOOK

  The most significant change in financial markets in 2004 is likely to be an increase in U.S. interest rates, the result of rising inflation expectations and the Federal Reserve's decision to tighten monetary policy.

  While the Blue Chip Consensus(10) forecast for inflation currently anticipates little changes in 2004 and a small increase in 2005, the markets are likely to begin discounting higher inflation as economic conditions improve.

--------------------

(9) Current account is the sum of net exports [i.e., exports in excess of imports] of goods and services, income on foreign assets, and net transfer payments.

(10) The Blue Chip Economic Consensus forecast is a forecast of economic variables published monthly based on the surveys of 55 leading economists and financial analysts.

--------------------------------------------------------------------------------

As the economy recovers, we expect a gradual decline in the output gap as the unemployment rate declines and capacity utilization increases. We believe this decline in excess capacity will eventually raise unit labor costs and, along with already rising commodity prices and inflationary pressures from a weaker dollar, push interest rates higher. The Fed is likely to gradually begin tightening monetary policy sometime in the second half of the year, most likely in small 0.25% increments. As the Fed tightens monetary policy, we expect the Treasury yield curve to flatten as short rates rise faster than long rates. If in fact the Fed is correct in anticipating a gradual and orderly decline in the dollar, pressure on interest rates should be modest. The degree to which this interest rate increase is modest will be determined primarily by how rapidly the output gap is narrowed and the degree to which the dollar declines. If, however, the dollar collapses and foreign investors reduce their willingness to fund the U.S. current account deficit, our markets will have to depreciate more significantly to attract foreign capital.

  As interest rates rise, fixed income securities are likely to experience a decline in principal value, the degree of which will vary by maturity and duration. Whether fixed income securities are able to generate positive returns in 2004 will be determined by whether a particular security generates enough interest income to offset the anticipated decline in principal value in a rising rate environment. Shorter fixed income securities are less likely to be adversely affected in this environment than longer fixed income investments.

  Our outlook for the equity market is cautiously optimistic. U.S. corporations are now in better financial health than a year ago because earnings and cash flow generation have been strong and companies have taken advantage of low interest rates to reduce their debt burdens. Changes in accounting rules triggered by the accounting scandals of 2002 caused many companies to take large write-offs reflecting the overstatement of earnings and goodwill from prior years. This has improved the quality of reported earnings, an encouraging development for investors.

  The S&P 500 Index price return of 26.4% during 2003 was due in equal parts to earnings growth and P/E ratio expansion. At 18.5, its current forward operating P/E ratio is above the long-run average of 14.4. However, this can be justified by the current low inflation. Equity valuations are helped by a low inflation and low interest rate environment through their effect on the discount rate used in discounted cash flow models. During the last 50 years, S&P 500 P/E ratios have been greater when inflation was low than when inflation was high, and currently inflation is lower than the long-run average.

  Based on the Fed model, which compares the earnings yield of stocks to the 10-year Treasury bond yields, stocks are now less attractively priced than they were last year. Following the notable rise in stocks during 2003, and given current bond yields and inflation levels, stocks now seem fairly priced. If the P/E ratio remains unchanged, then stocks can be expected to grow at the same rate as earnings during 2004. The First Call analyst consensus calls for a 12% growth in S&P 500 earnings per share during 2004. If, however, valuations regress toward their long-run average due to an increase in interest rates or inflation, then stocks will be flat to down for the year. In any case, it does not seem likely that the stellar returns of 2003 will be repeated. In the post-war era, generally the second year of a bull market has not been as strong as the first year.

  Since 2004 is a presidential election year, it adds its own interesting dynamics to the economy. In the post-war era, on average, stocks have gained 9% in the President's 4th year in office versus 17% in the 3rd year. Some see this as evidence of priming the pump with fiscal policy. Although not predictive, the 4th year of a President's term has been positive for stocks almost 80% of the time.

  What should the intelligent investor do given these forecasts?

INVESTMENT STRATEGY

  As always, we believe that the best way to manage market volatility and uncertainty is to remain committed to your long-term investment objectives and to construct a well-diversified portfolio that is properly aligned with your financial goals, time horizon and tolerance for risk.

  Portfolio diversification is the foundation of sound asset allocation. For example, while it might be tempting to reduce allocations to fixed income, given expectations of rising rates, to do so within the context of a long-term asset allocation plan may prove to be imprudent. Focus on the long-term and diversify.

  Therefore, we believe that the best strategy by which to navigate the volatility and uncertainty of the markets is to consult your financial advisor and construct an appropriately well-diversified portfolio that will not only seek to meet your long-term financial objectives, but can survive short-term periods of volatility exhibited by any single asset class.

  In conclusion, we thank you for your business, confidence and trust to manage your investments and look forward to continued long-term success and prosperity in the years ahead.

Thomas Sorell Signature

Thomas G. Sorell, CFA

Chief Investment Officer

The Guardian Insurance & Annuity Company, Inc.

--------------------------------------------------------------------------------

ABOUT YOUR ANNUAL REPORT

  In the interest of assisting you in understanding the information presented in this report and evaluating your investment, we have highlighted certain definitions and information included in this annual report.

TOTAL RETURNS

  Total return figures shown in the report are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Please refer to the Financial Statements and accompanying Notes to Financial Statements sections of this report for specific information about the fees and expenses borne by the funds. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the funds will be lower to reflect separate account and contract/policy charges.

  Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

INDEX RETURNS

  Index returns are provided for comparative purposes. Please note that the indices are unmanaged and not available for direct investment and their returns do not reflect the fees and expenses that have been deducted from the Funds.

A FEW WORDS ABOUT RISK

  It is important to carefully consider the funds' investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. There are some additional risks to consider when investing in certain funds available under your variable annuity contract or variable life insurance policy:

     - Small-cap investing entails special risks, as small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

     - International investing has special risks related to changes in currency rates, foreign taxation, differences in auditing and other financial standards, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

     - Investing in bond funds exposes you to the general risk of investing in the debt markets. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.

     - Investing in high yield bonds involves special risks because investments in lower rated and unrated debt securities are subject to greater loss of principal and interest than higher rated securities.

     - Low duration bond funds are not an alternative to money market funds since they, unlike money market funds, do not seek to maintain a stable net asset value and, as a result, are a riskier asset class.

UPDATED PERFORMANCE INFORMATION

  This annual report contains performance information for the year ending December 31, 2003. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 1-800-221-3253 or visit our website at WWW.GUARDIANINVESTOR.COM. Current performance may be lower or higher than the performance quoted in this report.

  You should consider the funds' investment objectives, risks, fees and expenses carefully before investing. For further information, please consult the contract and underlying fund prospectuses. The prospectuses should be read carefully before you invest or send money, and can be obtained from your investment professional or by calling 1-800-221-3253.

--------------------------------------------------------------------------------

THE GUARDIAN STOCK FUND


[PHOTO]                    OBJECTIVE: Long-term growth of
Richard Goldman              capital
Portfolio Manager

                           PORTFOLIO: At least 80% common
                             stocks and securities convertible
                             into common stocks

                           INCEPTION: April 13, 1983

NET ASSETS AT DECEMBER 31, 2003:   $1,454,546,438

Q:   WHAT ARE YOUR OBSERVATIONS ABOUT THE STOCK MARKET IN 2003?

A:   Starting in March, the stock market experienced a dramatic reversal from the declines of the prior three years, resulting in double digit annual returns for most indices as shown in the table below:

  ----------------------------------------------------------------
                     2003 STOCK MARKET RETURNS
  ----------------------------------------------------------------
   LARGE CAP STOCKS             S&P 500 Index(1)           28.68%
  ----------------------------------------------------------------
   SMALL CAP STOCKS             Russell 2000 Index(2)      47.25%
  ----------------------------------------------------------------
                                NASDAQ Composite
   TECHNOLOGY                   Index(3)                   50.77%
  ----------------------------------------------------------------
   MORE SPECULATIVE COMPANIES   Internet Stocks(4)        103.04%
                                Biotech Stocks(5)          60.06%
  ----------------------------------------------------------------

  Broadly speaking, smaller companies and technology companies led the market. Looking deeper, there was dramatic outperformance by lower quality companies (those with no earnings, companies under regulatory investigation, or highly leveraged companies), very cyclical companies, and stocks trading at high P/E ratios. These were the stocks that were beaten down the most in the downturn. I believe this speculative environment was due to investors' belief that the economy and earnings were poised for a lasting recovery.

--------------------------------------------------------------------------------

"Our style of investing in superior companies faced a difficult challenge in 2003, as enthusiasm for more speculative stocks was high. Even so, the Fund achieved modestly lower daily volatility than the benchmark during the year."

--------------------------------------------------------------------------------

Q:   WHAT IS THE GUARDIAN STOCK FUND'S CURRENT INVESTMENT PROFILE?

A:   The Fund seeks to invest in superior companies with strong financials, as shown in the year-end snapshot below. Our experience and studies of historical results show that investing in companies with strong balance sheets, positive cash flows, high profitability, and consistent earnings -- while out of favor in 1999 and 2002 -- has the potential to deliver attractive returns over longer investment horizons. We believe this remains true today.

-------------------------------------------------------------------
           COMPARISON OF COMPANIES' FUNDAMENTAL STRENGTH
             THE GUARDIAN STOCK FUND VS. S&P 500 INDEX
                                             % LONG-       RETURN
                       EARNINGS   REVENUE      TERM          ON
                        5 YEAR    5 YEAR      DEBT/        EQUITY
                        GROWTH    GROWTH      TOTAL        5 YEAR
                       RATE(6)    RATE(7)   CAPITAL(8)   AVERAGE(9)
-------------------------------------------------------------------
The Guardian Stock
  Fund                   10%        8%         27%          20%
-------------------------------------------------------------------
S&P 500 Index             6%        6%         34%          16%
-------------------------------------------------------------------
Notes: Source: Baseline. Median values and debt calculations are as of 12/31/03 and exclude financial companies.
-------------------------------------------------------------------

--------------------

(1) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. This index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(2) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small capitalization issues in the U.S. stock market. This index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(3) The NASDAQ Composite Index is an unmanaged, broad-based capitalization-weighted index of all NASDAQ National Market stocks. This index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(4) As measured by Merrill Lynch Internet HOLDRS(SM) (Holding Company Depositary Receipts(SM)), which is generally indicative of Internet stock performance. Merrill Lynch Internet HOLDRS(SM) invests in common stock of a group of specified companies in the Internet industry.

(5) As measured by Merrill Lynch Biotech HOLDRS(SM) (Holding Company Depositary Receipts(SM)), which is generally indicative of Biotechnology stock performance. Merrill Lynch Biotech HOLDRS(SM) invests in common stock of a group of specified companies in the Biotechnology industry.

(6) Earnings 5-Year Growth Rate: The median earnings growth rate for the companies in the Fund and the S&P 500 Index for the past five years. A higher number indicates a greater rate of earnings growth.

(7) Revenue 5-year Growth Rate: The median revenue growth rate for the companies in the Fund and the S&P 500 Index for the past five years. A higher number indicates a greater rate of revenue growth.

(8) % Long Term Debt / Total Capital: The median long-term debt as a proportion of capital for the companies in the Fund and the S&P 500 Index as of 12/31/03. A lower number indicates a company's greater ability to pay off outstanding debt.

(9) Return on Equity 5-Year Average: The median return on equity of the last five fiscal years for the companies in the Fund and the S&P 500 Index. Return on Equity is an indicator of profitability and a higher number indicates greater profitability.

--------------------------------------------------------------------------------

THE GUARDIAN STOCK FUND

  Looking at the Fund's exposure to various sectors, while our investment process does not permit significant sector deviations, our focus on stock selection can lead to modest over- and underweightings of sectors versus the S&P 500 Index. The snapshot below of the weightings relative to the S&P 500 Index at year end shows that the Fund is overweight in the energy sector and underweight in the cyclical consumer sector.

  -------------------------------------------------------
         THE GUARDIAN STOCK FUND SECTOR WEIGHTING
                 COMPARISON AS OF 12/31/03
                                      % OF
                                     S&P 500       %
                         % OF FUND    INDEX    OVER/UNDER



  -------------------------------------------------------
  Energy                    9.23       5.80       3.45
  -------------------------------------------------------
  Health Care              14.30      13.32       0.98
  -------------------------------------------------------
  Cash                      1.28       0.00       1.28
  -------------------------------------------------------
  Utilities                 3.40       2.84       0.56
  -------------------------------------------------------
  Consumer Staples         11.44      10.99       0.46
  -------------------------------------------------------
  Industrials              11.01      10.90       0.11
  -------------------------------------------------------
  Financials               20.62      20.66      -0.04
  -------------------------------------------------------
  Information
  Technology               17.27      17.71      -0.44
  -------------------------------------------------------
  Materials                 1.79       3.04      -1.24
  -------------------------------------------------------
  Telecommunication
  Services                  1.49       3.45      -1.97
  -------------------------------------------------------
  Consumer
  Discretionary             8.17      11.30      -3.13
  -------------------------------------------------------

Q:   HOW DID THE FUND PERFORM IN 2003?

A:   The Fund's 2003 total return of 21.45%(10) was impressive in absolute terms, but did not succeed in delivering higher returns and lower risk than our S&P 500 Index benchmark. Our style of investing in superior companies faced a difficult challenge in 2003, as enthusiasm for more speculative stocks was high. Even so, the Fund achieved modestly lower daily volatility than the benchmark during the year.

  While I'm clearly disappointed that the Fund did not beat its benchmark during the year, I remain committed to investing in superior companies even if their near-term relative returns have lagged those of lower quality companies. In fact, we believe that, while the speculative market rally has driven some sectors to bubble-era valuations, many higher quality companies are currently attractively valued. Investor interest in these companies has taken a back seat to riskier companies in recent months, but we believe at the end of the day that you get what you pay for.

Q: ARE THERE ANY OTHER FACTORS THAT INVESTORS SHOULD BE AWARE OF REGARDING THE FUND?

A:   We believe the Fund is an attractive investment for investors seeking an actively managed portfolio of large-cap companies. Our focus on what we believe to be the highest quality companies in the U.S. may also appeal to investors who are wary of the market given the corporate scandals that have occurred in recent years. We remain committed to our disciplined investment approach, which calls for not chasing the latest fad or hottest performing sector, but rather constructing a highly diversified portfolio that has the potential to perform well in a variety of market cycles.

--------------------

(10) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

--------------------------------------------------------------------------------

THE GUARDIAN STOCK FUND

------------------------------------------------------------------------------
                   TOP TEN HOLDINGS AS OF DECEMBER 31, 2003
                       (HOLDINGS ARE SUBJECT TO CHANGE)


     Percentage of
     Company
     Total Net Assets

------------------------------------------------------------------------------
 1.  Pfizer, Inc.                                                        5.28%
------------------------------------------------------------------------------

 2.  Deere & Co.                                                         3.27%

------------------------------------------------------------------------------
 3.  General Electric Co.                                                3.25%
------------------------------------------------------------------------------

 4.  Microsoft Corp.                                                     3.05%

------------------------------------------------------------------------------
 5.  American Int'l. Group, Inc.                                         2.97%
------------------------------------------------------------------------------

 6.  Lehman Brothers Hldgs., Inc.                                        2.43%

------------------------------------------------------------------------------
 7.  AmerisourceBergen Corp.                                             2.36%
------------------------------------------------------------------------------

 8.  Viacom, Inc.                                                        2.36%

------------------------------------------------------------------------------
 9.  Procter & Gamble Co.                                                2.27%
------------------------------------------------------------------------------

10.  Exxon Mobil Corp.                                                   2.25%
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2003
                                                                                            SINCE
                                                                                          INCEPTION
                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS   (4/13/83)
---------------------------------------------------------------------------------------------------
The Guardian Stock Fund                           21.45%    -8.95%   -4.17%     8.28%      12.22%
---------------------------------------------------------------------------------------------------

 (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Current performance may be lower or higher than the data quoted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE GUARDIAN STOCK FUND

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[LINE GRAPH]

                                                 THE GUARDIAN STOCK FUND             S&P 500                 COST OF LIVING
                                                 -----------------------             -------                 --------------
4/13/83                                                 10000.00                    10000.00                    10000.00
                                                        10362.00                    10787.00                    10071.50
                                                        10499.10                    10730.90                    10126.00
                                                        10890.90                    11140.80                    10160.10
                                                        10773.30                    10792.20                    10201.00
                                                        10548.10                    10975.60                    10235.10
                                                        10909.20                    11124.90                    10286.20
                                                        10711.40                    10975.80                    10313.50
                                                        10909.20                    11231.50                    10330.50
1983                                                    11027.90                    11163.00                    10344.20
                                                        10919.10                    11090.50                    10402.10
                                                        10544.30                    10726.70                    10449.80
                                                        10554.30                    10910.10                    10473.70
                                                        10714.00                    10985.40                    10524.80
                                                        10214.80                    10398.80                    10555.50
                                                        10684.10                    10628.60                    10589.60
                                                        10554.30                    10476.60                    10623.70
                                                        11792.40                    11655.20                    10668.00
                                                        11860.30                    11657.60                    10719.10
                                                        11962.40                    11687.90                    10746.40
                                                        11901.10                    11569.80                    10746.40
1984                                                    12217.80                    11862.50                    10753.20
                                                        13372.20                    12773.60                    10773.60
                                                        13780.90                    12948.60                    10817.90
                                                        13636.40                    12971.90                    10865.70
                                                        13491.90                    12930.40                    10910.00
                                                        14039.00                    13725.60                    10950.90
                                                        14359.00                    13943.80                    10984.80
                                                        14451.90                    13907.60                    11001.80
                                                        14307.40                    13822.80                    11025.70
                                                        13489.80                    13379.00                    11059.80
                                                        14107.70                    13977.10                    11093.90
                                                        15228.30                    14977.80                    11131.40
1985                                                    16129.00                    15677.30                    11158.60
                                                        16453.70                    15746.30                    11192.70
                                                        17664.70                    16944.60                    11162.00
                                                        18907.80                    17883.30                    11110.90
                                                        19082.30                    17661.60                    11087.10
                                                        19943.70                    18631.20                    11121.10
                                                        20325.30                    18940.40                    11175.70
                                                        18951.40                    17862.70                    11179.00
                                                        19518.40                    19198.90                    11199.20
                                                        18017.80                    17620.70                    11254.00
                                                        18843.80                    18600.40                    11264.30
                                                        19262.30                    19076.60                    11274.50
1986                                                    18887.80                    18573.00                    11284.70
                                                        21134.60                    21067.30                    11352.90
                                                        22864.20                    21937.40                    11397.20
                                                        23323.30                    22534.10                    11448.30
                                                        22539.50                    22335.80                    11509.70
                                                        22338.00                    22565.90                    11543.80
                                                        22919.20                    23691.90                    11591.50
                                                        23798.10                    24871.80                    11615.30
                                                        24936.20                    25829.30                    11680.10
                                                        24508.00                    25261.10                    11738.00
                                                        18457.10                    19824.90                    11768.70
                                                        17533.10                    18201.20                    11785.70
1987                                                    19240.20                    19544.50                    11782.30
                                                        19616.80                    20379.00                    11813.00
                                                        21087.80                    21336.90                    11843.60
                                                        21558.40                    20692.50                    11894.60
                                                        22029.20                    20916.00                    11955.90
                                                        21782.00                    21079.10                    11996.70
                                                        23114.20                    22057.20                    12047.80
                                                        22888.00                    21968.90                    12098.80
                                                        22126.30                    21241.80                    12149.90
                                                        22816.60                    22142.40                    12231.50
                                                        22971.30                    22746.90                    12272.40
                                                        22542.90                    22423.90                    12282.60
1988                                                    23159.10                    22829.80                    12303.00
                                                        24620.10                    24480.40                    12364.30
                                                        24728.80                    23870.80                    12415.30
                                                        25079.00                    24434.20                    12486.80
                                                        26044.90                    25695.00                    12568.50
                                                        26588.30                    26727.90                    12640.00
                                                        26540.00                    26583.60                    12670.60
                                                        27827.20                    28970.80                    12701.20
                                                        29445.30                    29529.90                    12721.60
                                                        29163.30                    29414.80                    12762.50
                                                        27863.90                    28729.40                    12823.70
                                                        28182.70                    29327.00                    12854.40
1989                                                    28612.20                    30019.10                    12874.80
                                                        26874.90                    28004.80                    13007.50
                                                        27422.80                    28366.10                    13068.80
                                                        28077.70                    29112.10                    13140.30
                                                        27008.60                    28393.00                    13160.70
                                                        28719.10                    31161.30                    13191.30
                                                        28332.70                    30943.20                    13262.80
                                                        27683.80                    30844.20                    13313.80
                                                        25088.00                    28058.90                    13436.30
                                                        23997.20                    26678.40                    13548.60
                                                        23016.90                    26579.70                    13630.30
                                                        24342.40                    28291.50                    13661.00
1990                                                    25222.70                    29066.70                    13661.00
                                                        26847.70                    30351.40                    13742.60
                                                        28967.30                    32524.60                    13763.00
                                                        30140.10                    33298.70                    13783.50
                                                        29956.40                    33391.90                    13803.90
                                                        30973.80                    34821.10                    13844.70
                                                        29786.90                    33229.70                    13885.60
                                                        31434.60                    34784.90                    13906.00
                                                        32352.80                    35602.30                    13946.80
                                                        32510.70                    35018.50                    14008.10
                                                        33543.60                    35487.70                    14028.50
                                                        32037.20                    34054.00                    14069.40
1991                                                    34292.10                    37946.40                    14079.60
                                                        35087.60                    37240.60                    14100.00
                                                        35662.10                    37717.30                    14151.00
                                                        35176.00                    36978.00                    14222.50
                                                        35220.20                    38054.10                    14242.90
                                                        35868.30                    38259.60                    14263.30
                                                        34596.20                    37704.80                    14314.40
                                                        35987.50                    39224.30                    14345.00
                                                        34998.10                    38432.00                    14385.90
                                                        36142.10                    38873.90                    14426.70
                                                        37193.30                    39013.90                    14477.80
                                                        39450.20                    40328.60                    14498.20
1992                                                    41176.10                    40856.90                    14488.00
                                                        43128.50                    41155.20                    14559.40
                                                        43451.20                    41710.80                    14610.50
                                                        45064.60                    42607.60                    14661.50
                                                        44177.20                    41563.70                    14702.40
                                                        45338.90                    42685.90                    14722.80
                                                        46488.10                    42826.80                    14743.20
                                                        46850.50                    42625.50                    14743.20
                                                        49601.60                    44249.50                    14784.00
                                                        50557.10                    43922.10                    14814.70
                                                        49848.70                    44813.70                    14875.90
                                                        48415.50                    44392.40                    14886.20
1993                                                    49394.20                    44938.50                    14886.20
                                                        50654.60                    46443.90                    14927.00
                                                        50109.60                    45189.90                    14978.00
                                                        47997.60                    43224.20                    15029.10
                                                        48423.40                    43786.10                    15049.50
                                                        48712.90                    44499.80                    15059.70
                                                        47469.60                    43400.60                    15110.80
                                                        48740.20                    44837.20                    15151.60
                                                        50222.50                    46662.10                    15212.90
                                                        49385.40                    45537.50                    15253.70
                                                        50100.40                    46580.30                    15263.90
                                                        47728.80                    44870.80                    15284.30
1994                                                    48764.80                    45525.90                    15284.30
                                                        48657.70                    46709.60                    15345.60
                                                        51262.80                    48522.00                    15406.90
                                                        53136.30                    49958.20                    15457.90
                                                        54742.20                    51412.00                    15509.00
                                                        56526.50                    53442.80                    15539.60
                                                        58846.00                    54698.70                    15570.20
                                                        62145.00                    56520.10                    15570.20
                                                        62773.70                    56672.70                    15611.10
                                                        64893.10                    59047.30                    15641.70
                                                        63851.30                    58840.70                    15692.80
                                                        65449.90                    61429.60                    15682.50
1995                                                    65664.10                    62566.10                    15672.30
                                                        67744.50                    64718.40                    15764.20
                                                        68652.30                    65339.70                    15815.30
                                                        69049.40                    65966.90                    15897.00
                                                        70070.70                    66936.60                    15958.20
                                                        72245.60                    68663.60                    15988.80
                                                        72789.00                    68945.10                    15999.00
                                                        69731.40                    65877.10                    16029.70
                                                        71349.00                    67273.70                    16060.30
                                                        75826.80                    71054.50                    16111.40
                                                        78667.30                    73001.30                    16162.40
                                                        84190.60                    78542.10                    16193.00
1996                                                    83326.80                    77002.70                    16193.00
                                                        88638.60                    81784.60                    16244.10
                                                        88249.90                    82447.00                    16295.10
                                                        84255.30                    79017.20                    16336.00
                                                        88984.10                    83734.60                    16356.40
                                                        94792.60                    88875.90                    16346.20
                                                        99130.20                    92839.70                    16366.60
                                                       107713.00                   100211.00                    16387.00
                                                       104183.00                    94639.50                    16417.70
                                                       110471.00                    99822.90                    16458.50
                                                       107580.00                    96488.80                    16499.30
                                                       110890.00                   100956.00                    16489.10
1997                                                   112976.00                   102693.00                    16468.70
                                                       111333.00                   103833.00                    16499.30
                                                       119061.00                   111321.00                    16530.00
                                                       125071.00                   117022.00                    16560.60
                                                       127132.00                   118199.00                    16591.20
                                                       124924.00                   116167.00                    16621.90
                                                       128097.00                   120886.00                    16642.30
                                                       124908.00                   119598.00                    16662.70
                                                       105069.00                   102307.00                    16683.10
                                                       110712.00                   108861.00                    16703.50
                                                       118278.00                   117715.00                    16744.40
                                                       125085.00                   124850.00                    16744.40
1998                                                   135418.00                   132044.00                    16734.20
                                                       140109.00                   137566.00                    16775.00
                                                       134066.00                   133290.00                    16795.40
                                                       138536.00                   138623.00                    16846.50
                                                       139778.00                   143992.00                    16969.00
                                                       137377.00                   140593.00                    16969.00
                                                       146849.00                   148396.00                    16969.00
                                                       143002.00                   143763.00                    17020.10
                                                       142945.00                   143051.00                    17060.90
                                                       141387.00                   139130.00                    17142.60
                                                       149629.00                   147934.00                    17173.20
                                                       156991.00                   150942.00                    17183.40
1999                                                   177629.00                   159832.00                    17183.40
                                                       171515.00                   151802.00                    17224.30
                                                       193204.00                   148928.00                    17326.30
                                                       196229.00                   163498.00                    17469.30
                                                       180944.00                   158579.00                    17479.50
                                                       164790.00                   155324.00                    17489.70
                                                       183486.00                   159153.00                    17591.80
                                                       177565.00                   156666.00                    17622.40
                                                       201320.00                   166396.00                    17642.90
                                                       182048.00                   157612.00                    17734.80
                                                       165787.00                   156945.00                    17765.40
                                                       139355.00                   144572.00                    17775.60
2000                                                   144965.00                   145279.00                    17765.40
                                                       146796.00                   150433.00                    17877.70
                                                       123655.00                   136717.00                    17949.20
                                                       114967.00                   128056.00                    17990.00
                                                       125759.00                   138007.00                    18061.50
                                                       125603.00                   138932.00                    18143.20
                                                       123757.00                   135550.00                    18173.80
                                                       121120.00                   134216.00                    18122.70
                                                       113683.00                   125814.00                    18122.70
                                                       104790.00                   115655.00                    18204.40
                                                       107662.00                   117860.00                    18143.20
                                                       112542.00                   126901.00                    18112.50
2001                                                   113880.00                   128013.00                    18041.10
                                                       112384.00                   126145.00                    18071.70
                                                       111125.00                   123713.00                    18113.30
                                                       115060.00                   128366.00                    18174.90
                                                       108803.00                   120583.00                    18266.50
                                                       106954.00                   119695.00                    18266.50
                                                        99507.40                   111168.00                    18284.70
                                                        92920.00                   102502.00                    18304.80
                                                        93914.20                   103175.00                    18319.50
                                                        84832.70                    91962.40                    18349.90
                                                        91856.90                   100057.00                    18380.30
                                                        95668.90                   105946.00                    18380.30
2002                                                    90110.50                    99716.60                    18339.80
                                                        87690.10                    97104.00                    18420.90
                                                        86420.40                    95647.50                    18562.80
                                                        86460.10                    96575.20                    18675.30
                                                        92967.40                   104533.00                    18634.80
                                                        97371.80                   110042.00                    18604.40
                                                        97971.10                   111450.00                    18624.70
                                                       100176.00                   113416.00                    18644.90
                                                       101178.00                   115628.00                    18715.90
                                                        99213.80                   114400.00                    18761.70
                                                       104184.00                   120875.00                    18741.40
                                                       104705.00                   121939.00                    18690.80
2003                                                   109438                      128341                       18655

  A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $109,438 on December 31, 2003. We compare our performance to that of the S&P 500 Index, an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $128,341.

  The Cost of Living, as measured by the Consumer Price Index, is generally representative of the level of U.S. inflation and is provided to lend a more complete understanding of the investment's real worth. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results.

--------------------------------------------------------------------------------

THE GUARDIAN VC 500 INDEX FUND

[PHOTO]                    OBJECTIVE: Seeks to track the
Jonathan C. Jankus,          investment performance of the
C.F.A.                       Standard & Poor's 500 Composite
Portfolio Manager            Stock Price Index ("the S&P 500
                             Index")

                           PORTFOLIO: Common stocks of
                             companies included in the S&P 500
                             Index, which emphasizes
                             securities issued by large U.S.
                             companies

                           INCEPTION: August 25, 1999

NET ASSETS AT DECEMBER 31, 2003:   $170,824,943

Q:   HOW DID THE FUND PERFORM THIS YEAR?

A:   For the year ending December 31, 2003, the Fund's return was 28.25%.(1) The
Fund's objective is to match the returns of the S&P 500 Index,(2) a theoretical portfolio of 500 blue-chip stocks, which returned 28.68% over the same period. The portfolio index is theoretical in the sense that it is computed as though it was purchased and subsequently rebalanced without any trading costs or fund expenses. For the period beginning at Fund inception on August 25, 1999 and ending December 31, 2003, the Fund's annualized return was -3.63% compared to a total annualized return of -3.48% for the S&P 500 Index.

Q:   WHAT FACTORS AFFECTED FUND PERFORMANCE?

A:   Stock market returns were positive for the first year since 1999. Indeed, the market's returns for 2000, 2001 and 2002 were so poor that the cumulative return including dividends on the S&P 500 has actually been negative for the five-year period ending December 31, 2003. In addition to a weak economy, the market had to deal with shocking levels of corporate malfeasance, the continuing threat of terrorist attacks and a Mid-East war.

  The stock market rebound has been a product of the turnaround in the economy in general and corporate profits in particular. In spite of this strength, interest rates and bond yields remained low.

--------------------------------------------------------------------------------

"We will continue to manage the portfolio so as to be substantially invested in stocks, attempt to match the S&P 500 and keep trading costs to a minimum. If history is any indication, this has proven to be a difficult strategy to surpass."

--------------------------------------------------------------------------------

Q:   WHAT ARE YOUR EXPECTATIONS FOR THE COMING YEAR?

A:   We will continue to manage the portfolio so as to be substantially invested in stocks, attempt to match the S&P 500 Index and keep trading costs to a minimum. If history is any indication, this has proven to be a difficult strategy to surpass. Of course, past performance is no indication of future performance.

  Most signs indicate continuing economic growth that will hopefully continue to feed a rebound in corporate profits. A risk on the horizon is the extent to which interest rates will rise in the near term, especially given such exogenous factors as a weak dollar and expensive oil. Politically, especially during an election year, fiscal or monetary tightening seem unlikely at least until employment statistics begin to share the apparent strength of the overall economy.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Since January 1, 2000 the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

(2) "S&P," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

THE GUARDIAN VC 500 INDEX FUND

                          SECTOR WEIGHTING COMPARISONS

              SECTOR WEIGHTINGS OF THE GUARDIAN VC 500 INDEX FUND
                            AS OF DECEMBER 31, 2003
[PIE CHART]

Financials                                                                       20.58%
Information Technology                                                           17.71%
Health Care                                                                      13.35%
Consumer Discretionary                                                           11.19%
Consumer Staples                                                                 10.99%
Industrials                                                                      10.82%
Energy                                                                            5.78%
Telecommunication Services                                                        3.42%
Materials                                                                         3.03%
Utilities                                                                         2.83%
Cash                                                                              0.30%

         SECTOR WEIGHTINGS OF THE S&P 500 INDEX AS OF DECEMBER 31, 2003 [PIE CHART]

Financials                                                                       20.66%
Information Technology                                                           17.71%
Health Care                                                                      13.32%
Consumer Discretionary                                                           11.30%
Consumer Staples                                                                 10.99%
Industrials                                                                      10.90%
Energy                                                                            5.80%
Telecommunication Services                                                        3.45%
Materials                                                                         3.04%
Utilities                                                                         2.84%

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[LINE GRAPH]

                                                               THE GUARDIAN VC 500 INDEX FUND             S&P 500 INDEX
                                                               ------------------------------             -------------
8/25/99                                                                  10000.00                           10000.00
                                                                          9556.21                            9557.92
                                                                          9289.94                            9295.94
                                                                          9871.79                            9884.18
                                                                         10069.00                           10085.10
12/99                                                                    10637.80                           10679.10
                                                                         10113.30                           10142.60
                                                                          9895.62                            9950.62
                                                                         10865.40                           10924.10
                                                                         10548.70                           10595.40
                                                                         10340.90                           10378.00
6/00                                                                     10588.30                           10633.80
                                                                         10446.30                           10467.60
                                                                         11082.40                           11117.70
                                                                         10515.90                           10530.80
                                                                         10476.10                           10486.30
                                                                          9671.03                            9659.53
12/00                                                                     9716.13                            9706.77
                                                                         10046.00                           10051.20
                                                                          9146.36                            9134.70
                                                                          8576.59                            8556.02
                                                                          9226.33                            9220.91
                                                                          9286.31                            9282.69
6/01                                                                      9067.62                            9056.75
                                                                          8987.29                            8967.63
                                                                          8424.95                            8406.25
                                                                          7742.12                            7727.45
                                                                          7882.70                            7874.81
                                                                          8485.20                            8478.89
12/01                                                                     8557.53                            8553.16
                                                                          8426.19                            8428.37
                                                                          8254.43                            8265.87
                                                                          8567.64                            8576.75
                                                                          8042.26                            8056.74
                                                                          7981.64                            7997.37
6/02                                                                      7415.75                            7427.63
                                                                          6836.71                            6848.65
                                                                          6887.51                            6893.64
                                                                          6135.77                            6144.44
                                                                          6674.18                            6685.28
                                                                          7060.20                            7078.77
12/02                                                                     6639.29                            6662.54
                                                                          6464.03                            6487.98
                                                                          6371.24                            6390.66
                                                                          6433.10                            6452.65
                                                                          6958.88                            6984.35
                                                                          7319.71                            7352.43
6/03                                                                      7411.23                            7446.54
                                                                          7535.79                            7577.85
                                                                          7681.11                            7725.61
                                                                          7598.07                            7643.59
                                                                          8023.56                            8076.21
                                                                          8096.58                            8147.28
12/03                                                                     8515.00                            8575.00

       To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in The Guardian VC 500 Index Fund and the S&P 500 Index.

------------------------------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2003
                                                              INCEPTION                        SINCE
                                                                DATE      1 YEAR   3 YEARS   INCEPTION
------------------------------------------------------------------------------------------------------
The Guardian VC 500 Index Fund                                 8/25/99    28.25%   -4.30%     -3.63%
------------------------------------------------------------------------------------------------------

 (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Since January 1, 2000 the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Current performance may be lower or higher than the data quoted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE GUARDIAN VC ASSET ALLOCATION FUND


[PHOTO]                    OBJECTIVE: Long term total
Jonathan C. Jankus,          investment return consistent with
C.F.A.                       moderate investment risk
Portfolio Manager

                           PORTFOLIO: Generally purchases
                             shares of The Guardian VC 500
                             Index, The Guardian Stock, The
                             Guardian Bond and/or The Guardian
                             Cash Funds. Also invests in
                             individual securities and uses
                             futures to manage allocations
                             among the equity, debt and money
                             market asset classes

                           INCEPTION: September 15, 1999

NET ASSETS AT DECEMBER 31, 2003:   $48,980,071

Q:   HOW DID THE FUND PERFORM THIS YEAR?

A:   For the year ending December 31, 2003, the Fund's total return was
27.70%.(1) This return exceeds the 18.48% return experienced by its passive composite benchmark, a model portfolio with 60% of its value in the S&P 500 Index(2) and 40% in the Lehman Aggregate Bond Index,(3) rebalanced monthly without expenses or trading costs. For the period beginning at the Fund's inception on September 15, 1999 and ending December 31, 2003, the Fund's annualized return has been 0.96% compared to 2.08% for the benchmark.

Q:   WHAT FACTORS AFFECTED FUND PERFORMANCE?

A:   Stock market returns were positive for the first year since 1999. Indeed, the market's returns for 2000, 2001 and 2002 were so poor that the cumulative return including dividends on the S&P 500 Index for the five-year period ending December 31, 2003 has actually been negative. In addition to a weak economy, the market had to deal with shocking levels of corporate malfeasance, the continuing threat of terrorist attacks and a Mid-East war.

--------------------------------------------------------------------------------

"The Fund's performance was positively impacted by a correctly aggressive stance on the market."

--------------------------------------------------------------------------------

  The Fund's performance was positively impacted by a correctly aggressive stance on the market. After the declines of 2000, 2001 and the first half of 2002, our models viewed the market as being extremely "cheap" relative to fixed-income alternatives. In addition, the turnaround in the economy led to a pronounced rebound in corporate profitability. Even in the face of increasing federal deficits and a rapidly expanding economy, bond yields and short-term interest rates continued to stay very low.

Q:   WHAT ARE YOUR EXPECTATIONS FOR THE COMING YEAR?

A:   Our investing will, of course, continue to be guided by our quantitative model, whose ideal mix would have us invested fully 100% in stocks, 0% in bonds and 0% in cash. This is the most aggressive position that the Fund can hold.

  Most signs indicate continuing economic growth that hopefully will continue to feed a rebound in corporate profits. A risk on the horizon is the extent to which interest rates will rise in the near term, especially given such exogenous factors as a weak dollar and expensive oil. Politically, especially during an election year, fiscal or monetary tightening seem unlikely at least until employment statistics begin to share the apparent strength of the overall economy.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

(2) The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

THE GUARDIAN VC ASSET ALLOCATION FUND

                      PORTFOLIO COMPOSITION BY ASSET CLASS
                            AS OF DECEMBER 31, 2003
[PIE CHART]

Common Stocks                                                                    98.38%
Cash                                                                              1.49%
Fixed Income                                                                      0.13%

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[LINE GRAPH]

                                                  THE GUARDIAN VC ASSET                                   LEHMAN AGGREGATE BOND
                                                     ALLOCATION FUND              S&P 500 INDEX                   INDEX
                                                  ---------------------           -------------           ---------------------
09/15/99                                                10000.00                    10000.00                    10000.00
                                                         9939.64                     9547.60                    10050.80
                                                        10161.00                    10151.80                    10088.00
                                                        10342.00                    10358.20                    10087.30
12/99                                                   10867.60                    10968.30                    10038.90
                                                        10857.40                    10417.20                    10006.00
                                                        11518.80                    10220.00                    10127.00
                                                        11508.70                    11219.80                    10260.40
                                                        11203.40                    10882.20                    10231.00
                                                        10857.40                    10658.90                    10226.30
6/00                                                    11356.00                    10921.70                    10439.10
                                                        11350.80                    10751.00                    10533.90
                                                        11723.20                    11418.70                    10686.50
                                                        11510.40                    10815.90                    10753.70
                                                        11393.40                    10770.20                    10824.90
                                                        10967.80                     9921.04                    11001.90
12/00                                                   11193.80                     9969.55                    11206.00
                                                        11421.50                    10323.30                    11389.20
                                                        10544.70                     9382.00                    11488.50
                                                         9986.70                     8787.65                    11546.10
                                                        10635.80                     9470.54                    11498.20
                                                        10704.10                     9533.99                    11567.50
6/01                                                    10490.10                     9301.93                    11611.50
                                                        10442.80                     9210.40                    11871.60
                                                         9899.41                     8633.83                    12008.10
                                                         9273.32                     7936.65                    12148.60
                                                         9438.70                     8088.00                    12402.80
                                                        10064.80                     8708.43                    12231.80
12/01                                                   10182.90                     8784.72                    12154.20
                                                        10064.80                     8656.55                    12252.50
                                                         9899.41                     8489.65                    12371.30
                                                        10206.60                     8808.94                    12165.50
                                                         9674.96                     8274.86                    12401.50
                                                         9615.90                     8213.87                    12506.90
6/02                                                     9036.59                     7628.72                    12615.70
                                                         8422.92                     7034.06                    12767.90
                                                         8471.05                     7080.27                    12983.50
                                                         7544.53                     6310.79                    13193.80
                                                         8194.30                     6866.26                    13133.60
                                                         8687.64                     7270.41                    13130.20
12/02                                                    8158.20                     6842.91                    13401.40
                                                         7953.43                     6663.63                    13412.80
                                                         7833.33                     6563.67                    13598.40
                                                         7905.40                     6627.34                    13587.90
                                                         8555.23                     7173.43                    13700.00
                                                         8976.14                     7551.47                    13955.50
6/03                                                     9091.93                     7648.13                    13927.90
                                                         9238.97                     7783.00                    13459.60
                                                         9422.77                     7934.79                    13549.00
                                                         9300.28                     7850.55                    13907.70
                                                         9827.60                     8294.89                    13778.30
                                                         9913.10                     8367.88                    13811.40
12/03                                                   10417.00                     8807.00                    13952.00

       To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in The Guardian VC Asset Allocation Fund, the S&P 500 Index and the Lehman Aggregate Bond Index.

------------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2003}
                                                  INCEPTION                        SINCE
                                                    DATE      1 YEAR   3 YEARS   INCEPTION
------------------------------------------------------------------------------------------
The Guardian VC Asset Allocation Fund             9/15/99     27.70%   -2.37%      0.96%
------------------------------------------------------------------------------------------

 (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Current performance may be lower or higher than the data quoted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE GUARDIAN VC HIGH YIELD BOND FUND


[PHOTO]                    OBJECTIVE: Seeks current income.
Peter J. Liebst              Capital appreciation is a
Portfolio Manager            secondary objective

                           PORTFOLIO: At least 80% is invested
                             in corporate bonds and other debt
                             securities that, at the time of
                             purchase, are rated below
                             investment grade or are unrated

                           INCEPTION: September 13, 1999

NET ASSETS AT DECEMBER 31, 2003:   $54,423,774

Q:   HOW DID THE FUND PERFORM DURING 2003?

A:   The Guardian VC High Yield Bond Fund posted a 17.95%(1) return for calendar year 2003. The Fund underperformed the overall high yield market by 11.02% as the Fund's benchmark, the Lehman Corporate High Yield Index,(2) posted a 28.97% return for the year 2003.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   The high yield market entered 2003 in a highly distressed state. According to the Lehman Corporate High Yield Index, the average market yield on December 31, 2002 was 12.08%, which represented a near historically high-risk premium of 9.10% over comparable U.S. Treasuries. The market was acutely concerned over the impending war in Iraq, the economy did not appear to be responding to the substantial stimulus introduced by the Federal Reserve Board (Fed), and the capital structures of entire industries such as utilities, airlines and communications were being challenged. But from the start of 2003 to its close, the market appeared to overlook each obstacle and generally focused on the optimistic outlook that the economy and corporate fortunes were on the verge of rising from the ashes. This viewpoint was supported by a continued mortgage refinancing boom, federal tax cut stimulus from Washington, D.C. and accommodative capital markets, which ultimately rewarded the market for its leap of faith with a 28.97% return, the second largest one-year return in the history of the high yield market.

  Returns were positive in 2003 for all sectors of the market, but substantial outperformance was evident in certain areas. Specifically, the general theme for the year was that the more distressed segments of the market saw the greatest returns. Sectors such as media-cable, telecommunications, airlines and electric utilities, which were the worst performing areas of 2002, posted some of 2003's highest returns. Indeed, with returns ranging from 35% to 62%, the rebound of these sectors, which accounted for 22% of the market at the beginning of the year, were integral to the overall 2003 performance in the high yield market. Segmenting the market by credit quality, the year's returns were inversely related, with lower quality generating higher returns. The lowest quality components of the market, which fall into the "C" and "D" ratings categories by the major U.S. rating agencies, Moody's and Standard and Poor's, produced the highest returns, averaging 86.29%, while more core high yield categories rated "B" and "BB" produced average returns of 26% and 19% respectively. These returns were actually below the average for the overall market.

--------------------------------------------------------------------------------

"Emphasizing credit fundamentals, which include appropriate capital structures, adequate cash flow generation and earnings outlook, the Fund inherently minimizes its exposure to the most speculative segment of the market."

--------------------------------------------------------------------------------

  While The Guardian VC High Yield Bond Fund captured a large portion of the high yield market's 2003 rally, it under-performed the overall market due to its limited exposure to distressed securities. Throughout the year, the Fund actively managed diversification, and adhered to its credit-based fundamental investment selection process. Emphasizing credit fundamentals, which include appropriate capital structures, adequate cash flow generation and earnings outlook, the Fund inherently minimizes its exposure to the most speculative segment of the market. Specifically, at the beginning of 2003, only 4.12% of the Fund's holdings were yielding what is typically deemed to be a "distressed yield" (typically a yield of 10% or more in excess of a comparable maturity Treasury), while according to the Lehman Corporate High Yield Index, over 22.5% of the overall market fell into this classification.

  We strongly believe that consistent observance of credit fundamentals and the selection of securities possessing sustainable financial structures is the most prudent way to approach investing in the high yield market, and is in the best interest of the Fund's shareholders.

Q: WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR AND WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio principally composed of below investment grade securities. Specifi-

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

(2) The Lehman Corporate High Yield Index is an unmanaged index that is generally considered to be representative of corporate high yield bond market activity. The Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
--------------------------------------------------------------------------------

THE GUARDIAN VC HIGH YIELD BOND FUND

cally, we sought to identify attractive asset allocation weightings based on analysis of industry fundamentals,

issuer creditworthiness and risk/return profile, and relative value. Throughout 2003, stable or improving credit quality of larger, more liquid issues was emphasized with a focus on the identification of fundamental total return opportunities.

  Entering 2004 with a 4.25% 10-year Treasury, we believe high yield will continue to be an asset class in demand as fixed income investors search for yield. With an average yield of 7.4% and much of the distressed yields now removed from the high yield market, we would expect returns to become less influenced by the recovery of distressed securities as experienced in 2003, and transition to a more evenly distributed contribution across risk categories.

                                 CREDIT QUALITY
                            AS OF DECEMBER 31, 2003
[PIE CHART]

AAA/U.S. GOVT. & GOVT. AGENCY                   BBB                     BB                     B                     CCC
-----------------------------                   ---                     --                     -                     ---
3.65                                            3.45%                 19.03%                 67.00%                  6.87%

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
[LINE GRAPH]

                                                              THE GUARDIAN VC HIGH YIELD BOND      LEHMAN CORPORATE HIGH YIELD
                                                                            FUND                              INDEX
                                                              -------------------------------      ---------------------------
09/13/99                                                                 10000.00                           10000.00
                                                                          9979.96                            9927.99
                                                                          9959.92                            9862.05
                                                                         10180.40                            9977.96
12/99                                                                    10288.10                           10090.20
                                                                         10195.90                           10046.70
                                                                         10267.60                           10066.10
                                                                         10001.20                            9852.68
                                                                         10333.20                            9870.31
                                                                         10032.00                            9769.10
6/00                                                                     10216.40                            9968.04
                                                                         10225.00                           10044.10
                                                                         10363.20                           10112.80
                                                                         10256.90                           10024.40
                                                                          9948.66                            9703.34
                                                                          9300.29                            9319.05
12/00                                                                     9663.16                            9499.07
                                                                         10448.80                           10210.70
                                                                         10471.20                           10346.60
                                                                         10134.50                           10103.00
                                                                         10011.10                            9977.22
                                                                         10100.90                           10156.90
6/01                                                                      9821.31                            9871.97
                                                                          9902.82                           10017.30
                                                                         10007.80                           10135.40
                                                                          9446.35                            9454.25
                                                                          9820.93                            9688.09
                                                                         10148.70                           10041.50
12/01                                                                    10006.50                           10000.50
                                                                         10055.80                           10070.20
                                                                          9981.90                            9929.65
                                                                         10178.80                           10168.60
                                                                         10301.90                           10327.30
                                                                         10265.00                           10273.60
6/02                                                                      9921.54                            9516.40
                                                                          9693.34                            9100.62
                                                                          9884.30                            9360.18
                                                                          9706.38                            9237.29
                                                                          9668.53                            9156.76
                                                                         10100.70                            9723.89
12/02                                                                    10137.10                            9859.87
                                                                         10257.00                           10188.10
                                                                         10390.20                           10313.80
                                                                         10616.60                           10610.40
                                                                         11003.10                           11240.00
                                                                         11069.60                           11356.10
6/03                                                                     11247.90                           11682.70
                                                                         10974.90                           11554.30
                                                                         11125.00                           11687.10
                                                                         11316.10                           12006.50
                                                                         11534.50                           12008.90
                                                                         11657.90                           12010.80
12/03                                                                    11958.00                           12013.00

       To give you a comparison, the chart shows the performance of a hypothetical $10,000 investment made in The Guardian VC High Yield Bond Fund and the Lehman Corporate High Yield Index.

------------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED DECEMBER 31, 2003
                                                  INCEPTION                        SINCE
                                                    DATE      1 YEAR   3 YEARS   INCEPTION
------------------------------------------------------------------------------------------
The Guardian VC High Yield Bond Fund              9/13/99     17.95%    7.35%      4.22%
------------------------------------------------------------------------------------------

 (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Current performance may be lower or higher than the data quoted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE GUARDIAN VC LOW DURATION BOND FUND


[PHOTO]                    OBJECTIVE: Seeks a high level of
Howard W. Chin               current income, consistent with
Portfolio Manager            preservation of capital

                           PORTFOLIO: At least 80% in
                             investment grade corporate and
                             government bonds, and asset- and
                             mortgage-backed securities

                           INCEPTION: August 28, 2003

NET ASSETS AT DECEMBER 31, 2003:   $10,840,458

Q:   HOW DID THE FUND PERFORM IN 2003?

A:   The Fund had a total return of 0.97%(1) from its inception on August 28,
2003 through the year ended December 31, 2003, closely matching our benchmark, the Lehman U.S. Government 1-3 Year Bond Index,(2) which returned 1.14% over the same time period.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   After a disappointing 2002, and an anemic start to 2003, the long-awaited economic recovery finally gained some substantial ground in the second half of 2003, although not without some fits and starts along the way. Despite very low interest rates, the economy grew at only a 2.5% rate during first half, but much of that was attributed to geopolitical concerns and the uncertainty surrounding the war in Iraq. Fueled by a very accommodative monetary policy and stimulative tax and fiscal policies, economic growth surged in the third quarter to 8.2%. Blue Chip Consensus(3) expectations are for a more moderate 4.3% growth rate in the fourth quarter, and 4.6% for 2004.

  The Federal Reserve Board (Fed) remained an integral factor in the fixed income markets in 2003 as it cut the Fed Funds rate by another 0.25% in June to reach 1.0%, the lowest rate in over forty years. And after a sustained period of low inflation, the Fed raised the possibility of unwelcome deflation and put the market on notice that they would take steps to prevent it, leading to a rally that resulted in the lowest interest rates in over forty years with the 2- and 10-year Treasury notes bottoming out at yields of 1.07% and 3.11%, respectively, in June. Since then, however, the Fed has stated that the risk of deflation has subsided and is now roughly equal to that of inflation. On the other hand, the Fed further reiterated its expectation of maintaining an accommodative stance on monetary policy for a considerable period. The 2- and 10-year Treasuries finished the year at 1.84% and 4.26%, respectively, 0.25% and 0.44% higher than when the year started.

--------------------------------------------------------------------------------

"Corporates were far and away the best performing asset class in 2003, and our decision to overweight corporates in lieu of Treasuries served the Fund very well."

--------------------------------------------------------------------------------

  Even though yields were higher for the year, the Treasury sector as measured by the Lehman Treasury Index(4) posted a positive return of 2.24% in 2003 as coupon income more than offset the price declines. Furthermore, most portions of the fixed income market performed even better. The star performer within the Lehman Aggregate Bond Index(4) was the investment grade corporate bond sector, which returned 7.70% in 2003 and, more impressively, outperformed comparable Treasuries by 5.27%, eclipsing the previous record by 2.50%. This spectacular performance was based on sharply better underlying fundamentals where all the stars were aligned in the same positive direction. Most notably, we saw a much better economy and greater profitability among American businesses, which resulted from their earlier cost cutting efforts. Accordingly, investors were much more comfortable taking on credit risk and increased their demand for corporate bonds just as the net supply was shrinking in 2003 compared to year-earlier levels. Lower-rated investment grade corporates fared the best under this environment, and led the recovery among corporates as the poorest performing sectors in 2002 recovered the most in 2003.

  In contrast, mortgage-backed securities (MBS) fared less well in 2003. Although the sector posted a positive return of 3.07%, they outperformed comparable Treasuries by only 0.11%, the weakest showing among the structured product sectors of the Lehman Aggregate Bond Index. MBS underperformed by 1.53% in July when Treasury yields increased sharply, and performed just well enough in the rest of the year to overcome July's dramatic weakening. The other portions of the structured products market did much better. Asset-backed securities (ABS) returned 4.01% on a nominal basis and bested Treasuries by 1.81%. Commercial mortgage-backed securities (CMBS), benefiting from many of the same positive fundamentals as corporate

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

(2) The Lehman U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of U.S. short duration bond market activity. The index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(3) The Blue Chip Economic Consensus is a forecast of economic variables published monthly based on the surveys of 55 leading economists and financial analysts.

(4) The Lehman Aggregate Bond Index and the Lehman Treasury Index are unmanaged indices that are generally considered to be representative of U.S. bond market activity and U.S. treasury market activity, respectively. The indices are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund.
--------------------------------------------------------------------------------

THE GUARDIAN VC LOW DURATION BOND FUND

bonds, were even better, returning 4.66% and 2.01% respectively.(5)

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PERIOD?

A:   Coming into 2003, we believed spread assets were very attractive and well positioned to take advantage of the expected economic recovery. Corporate bonds were especially attractive as the previous year's underperformance left them fundamentally undervalued. Corporates, in addition to looking attractive relative to other spread products, also provided the portfolio with a very stable duration. These factors were still in place when the Fund became effective. As a result, we decided to purchase an initial portfolio of diversified corporate bonds with a small weighting in CMBS, collateralized mortgage obligations (CMO) and ABS for further diversification and incremental yield versus Treasuries.

  As it turns out, each decision proved to be beneficial as each sector outperformed comparable Treasuries. Corporates were far and away the best performing asset class in 2003, and our decision to overweight corporates in lieu of Treasuries served the Fund very well. In addition, our decision to buy selected structured product securities resulted in a further positive impact on the Fund's performance.

Q:   WHAT IS YOUR OUTLOOK FOR 2004?

A:   We remain optimistic for both the economic recovery and the prospects for the spread sectors in 2004. Corporate profitability has improved, and demand has increased such that businesses are now more comfortable in making greater commitments in capital investment and hiring. This was not the case just a year earlier. Capital expenditures are clearly on the upswing. We have also seen some positive job creation in the recent months, and while the hiring activity is not yet at levels indicative of a robust expansion, historically labor growth has been a lagging indicator of economic health. The trend is encouraging, and we remain watchful for additional supporting signs that the economic recovery has gained ground and is solidly on the road to sustainability.

  The impact of the growing economy on interest rates is less clear. The Fed has stated that it intends to be patient with its current accommodative monetary policy, so rates are likely to stay low for a while. In the longer term, we believe that rates are likely to increase as the economy heats up and the prospect of inflation grows, but inflation is still at the very low end of the Fed's desired range with no signs of upward inflation pressure on the horizon. More importantly, we think there is enough surplus capacity in the economy (manufacturing capacity and labor supply) such that it can grow steadily without creating any inflationary pressures on either front. As a result, a near-term rate rise seems unlikely, and depending on the rate at which the excess capacity is consumed, the Fed may not need to raise rates until 2005.

  Looking ahead, it is still unclear when the Fed will raise rates. We expect the Fed to be on the sidelines for at least the first half of 2004, and, until the market decides the Fed is poised to act, the yield curve will remain steep and the yield of shorter maturity Treasuries should remain in a tight range. We are still positive on the spread sectors, and believe outperformance during the first part of 2004 will be captured by rolling down the steep Treasury curve and by earning the spread sectors' additional yield spread over Treasuries. In our view, a recovering economy and increasing corporate profitability will provide even greater support for the investment grade market. While we are very positive on corporates, we will also continue to assess their value relative to Treasuries, MBS and other sector segments of the structured products market.

-----------------------------------------------------------------------
          TOTAL RETURNS(1) FOR PERIOD ENDED DECEMBER 31, 2003
                                                  INCEPTION     SINCE
                                                    DATE      INCEPTION
-----------------------------------------------------------------------
The Guardian VC Low Duration Bond Fund             8/28/03     0.97%
-----------------------------------------------------------------------

 (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Current performance may be lower or higher than the data quoted.
--------------------------------------------------------------------------------

--------------------

(5) The respective indices are: the Lehman Mortgage-Backed Securities (MBS) Index, the Lehman Asset-Backed Securities (ABS) Index, and the Lehman Commercial Mortgage-Backed Securities (CMBS) Index.

--------------------------------------------------------------------------------

THE GUARDIAN UBS VC LARGE CAP VALUE FUND

   The Guardian UBS VC Large Cap Value Fund is managed by a team of investment professionals from the Fund's sub-advisor, UBS Global Asset Management (Americas) Inc., with many years of experience in large cap value investment management.

OBJECTIVE: Seeks to maximize total return, consisting of capital appreciation and current income

PORTFOLIO:  At least 80% in equity securities issued by companies with a large market capitalization at the time of purchase

INCEPTION: February 3, 2003

NET ASSETS AT DECEMBER 31, 2003:   $58,492,967

Q:   HOW DID THE FUND PERFORM DURING 2003?

A:   Since its inception on February 3, 2003 through December 31, 2003, The
Guardian UBS VC Large Cap Value Fund had a total return of 32.07%,(1) versus a return of 32.52% for its benchmark, the Russell 1000 Value Index.(2)

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   Industry allocation and stock selection contributed most strongly to year-to-date performance, with overweightings in medical services and construction being the largest contributors by industry. The Fund's exposure to larger cap stocks detracted from its performance, as smaller, beaten-up stocks were the strongest performers in 2003.

  The strengthening economy and early 2003 successes in Iraq drove the U.S. equity market, as did strong earnings growth and investor perception of higher earnings quality. The U.S. economy also performed impressively, with a surprisingly strong 8.2% third quarter annualized growth in U.S. real GDP,(3) and consensus expectations of 4.6% for 2004. Thanks to further tax cuts and anticipated continued fiscal stimuli, consumption is likely to remain an important contributor to economic growth in 2004. A continued strong economic recovery, however, now appears to be priced into the market, and our view is that the market as a whole is within a modest range of fair valuation. There remain some underlying concerns about the growing deficit, but investors' caution on that score has abated.

--------------------------------------------------------------------------------

"We are finding attractive opportunities in the banking and financial sectors. We also continue to see opportunities in health care, and believe we are well positioned in light of the effects of the new Medicare bill."

--------------------------------------------------------------------------------

Q:   WHAT IS YOUR STRATEGY GOING FORWARD?

A:   We are finding attractive opportunities in the banking and financial sectors. We also continue to see opportunities in health care, and believe we are well positioned in light of the effects of the new Medicare bill. We currently have exposure to the generic drug segment at reasonable valuations. We are also maintaining branded-drug exposure with unique, non-geriatric product concentrations (vaccines, anti-infectives, antidepressants). While we take advantage of those opportunities, we are avoiding new, broadly utilized, big-technology biologics, and large-dollar, commodity geriatric markets (cholesterol, hypertension, anti-inflammatory drug makers), which we believe will face a secular headwind.

  In contrast to the attractive healthcare and financial sectors, we continue to underweight computer hardware - specifically the semiconductors market. While this area has seen an improvement in the underlying fundamentals, the price appreciation has far surpassed the improving fundamentals. Our underweight in this area is driven by the fact that the market is currently pricing in expected growth rates well above what these companies have historically been able to achieve. We do not believe these expectations will be met.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

(2) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index and the Russell 1000 Index are unmanaged indices, they are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund's returns.

(3) Gross Domestic Product (GDP) measures the value of goods and services produced in an economy. Real GDP is the gross domestic product adjusted for changes in price level. Real GDP growth is generally used as the basis to assess economic performance.

--------------------------------------------------------------------------------

THE GUARDIAN UBS VC LARGE CAP VALUE FUND

                       SECTOR WEIGHTINGS HELD BY THE FUND

                            AS OF DECEMBER 31, 2003
[PIE CHART]

Financials                                                                       33.62
Health Care                                                                      11.54
Industrials                                                                      10.50
Energy                                                                            8.71
Telecommunication Services                                                        8.21
Utilities                                                                         7.91
Consumer Discretionary                                                            6.86
Materials                                                                         6.51
Information Technology                                                            3.59
Consumer Staples                                                                  2.55

-----------------------------------------------------------------------------------------
                        TOP TEN HOLDINGS AS OF DECEMBER 31, 2003
                            (HOLDINGS ARE SUBJECT TO CHANGE)


     Percentage of
     Company
     Total Net Assets

-----------------------------------------------------------------------------------------
 1.  Citigroup, Inc.                                                                5.69%
-----------------------------------------------------------------------------------------

 2.  Exxon Mobil Corp.                                                              4.94%

-----------------------------------------------------------------------------------------
 3.  Nextel Comm., Inc.                                                             4.55%
-----------------------------------------------------------------------------------------

 4.  Wells Fargo & Co.                                                              4.24%

-----------------------------------------------------------------------------------------
 5.  Morgan Stanley                                                                 4.11%
-----------------------------------------------------------------------------------------

 6.  J.P. Morgan Chase & Co.                                                        3.79%

-----------------------------------------------------------------------------------------
 7.  UnitedHealth Group                                                             3.15%
-----------------------------------------------------------------------------------------

 8.  ConocoPhillips                                                                 2.96%

-----------------------------------------------------------------------------------------
 9.  Federal Home Loan Mortgage Corp.                                               2.92%
-----------------------------------------------------------------------------------------

10.  Illinois Tool Works, Inc.                                                      2.78%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                              INCEPTION     SINCE
    TOTAL RETURNS(1) FOR PERIOD ENDED DECEMBER 31, 2003         DATE      INCEPTION
-----------------------------------------------------------------------------------
The Guardian UBS VC Large Cap Value Fund                       2/3/03      32.07%
-----------------------------------------------------------------------------------

 (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Current performance may be lower or higher than the data quoted.

--------------------------------------------------------------------------------

THE GUARDIAN UBS VC SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
   The Guardian UBS VC Small Cap Value Fund is managed by a team of investment professionals from the Fund's sub-advisor, UBS Global Asset Management (Americas) Inc., with many years of experience in small cap value investment management.
--------------------------------------------------------------------------------

OBJECTIVE: Seeks to maximize total return, consisting of capital appreciation and current income

PORTFOLIO:  At least 80% in equity securities issued by companies with a small market capitalization at the time of initial purchase

INCEPTION: February 3, 2003

NET ASSETS AT DECEMBER 31, 2003:   $16,883,514

Q:   HOW DID THE FUND PERFORM DURING 2003?

A:   Since its inception on February 3, 2003 through December 31, 2003, The
Guardian UBS VC Small Cap Value Fund had a total return of 35.39%(1) versus a return of 50.85% for its benchmark, the Russell 2000 Value Index.(2)

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   After a weak first quarter performance, the U.S. equity markets rallied strongly, reflecting a successful war effort in Iraq and an above average rebound for the U.S. economy. In particular, investors were attracted to the most volatile sectors of the market, including technology and biotechnology/health care stocks. Low price stocks and those with negative earnings were strong performers in the small cap market. The Fund underperformed its benchmark since its inception due largely to the Fund's conservative position in terms of volatility, while investors were showing an increasing appetite for risk. Fund performance was also affected by negative stock selection due to disappointing earnings reports by several portfolio holdings. The Fund's industry selection benefited from overweights in medical services, leisure and medical devices.

--------------------------------------------------------------------------------

"We continue to favor companies with high earnings yields (low P/E ratios), strong balance sheets, low earnings variation, strong free cash flow generation and attractive growth prospects."

--------------------------------------------------------------------------------

Q:   WHAT IS YOUR STRATEGY GOING FORWARD?

A: We continue to favor companies with high earnings yields (low P/E ratios), strong balance sheets, low earnings variation, strong free cash flow generation and attractive growth prospects. We will continue to value companies based on traditional fundamental analysis, a strategy that has served us well over the long term. We are evaluating attractive expected return companies in the higher volatility segment of the market on an opportunistic basis. At the end of the reporting period, the Fund's largest sector overweights were in medical services, consumer durables and medical devices, while the largest underweights were in industrial parts and heavy machinery.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the data quoted.

(2) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index and the Russell 2000 Value Index are unmanaged indices, they are not available for direct investment, and their returns do not reflect the fees and expenses that have been deducted from the Fund's returns.

--------------------------------------------------------------------------------

THE GUARDIAN UBS VC SMALL CAP VALUE FUND

                       SECTOR WEIGHTINGS HELD BY THE FUND
                            AS OF DECEMBER 31, 2003

[PIE CHART]

Financials                                                                       30.36
Consumer Discretionary                                                           17.23
Industrials                                                                      13.16
Information Technology                                                           13.08
Health Care                                                                       8.73
Materials                                                                         6.32
Energy                                                                            5.79
Utilities                                                                         3.09
Consumer Staples                                                                  2.24

------------------------------------------------------------------------------
                   TOP TEN HOLDINGS AS OF DECEMBER 31, 2003
                       (HOLDINGS ARE SUBJECT TO CHANGE)


                                                                 Percentage of
     Company                                                  Total Net Assets

------------------------------------------------------------------------------
 1.  Equitable Resources, Inc.                                           2.62%
------------------------------------------------------------------------------

 2.  AmerUs Group Co.                                                    2.40%

------------------------------------------------------------------------------
 3.  City National Corp.                                                 2.32%
------------------------------------------------------------------------------

 4.  IndyMac Bancorp, Inc.                                               2.24%

------------------------------------------------------------------------------
 5.  Cullen/Frost Bankers, Inc.                                          2.07%
------------------------------------------------------------------------------

 6.  Colonial BancGroup, Inc.                                            2.01%

------------------------------------------------------------------------------
 7.  ALLETE, Inc.                                                        1.94%
------------------------------------------------------------------------------

 8.  Reynolds & Reynolds Co.                                             1.93%

------------------------------------------------------------------------------
 9.  Park Electrochemical Corp.                                          1.88%
------------------------------------------------------------------------------

10.  Renal Care Group, Inc.                                              1.88%
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                              INCEPTION     SINCE
TOTAL RETURNS(1) FOR PERIOD ENDED DECEMBER 31, 2003             DATE      INCEPTION
-----------------------------------------------------------------------------------
The Guardian UBS VC Small Cap Value Fund                       2/3/03      35.39%
-----------------------------------------------------------------------------------

 (1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Current performance may be lower or higher than the data quoted.

--------------------------------------------------------------------------------

/ /  The Guardian Stock Fund
Schedule of Investments
December 31, 2003


COMMON STOCKS -- 98.8%
Shares                                                                   Value
------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.2%
   303,200  Lockheed Martin Corp.                               $   15,584,480
   175,300  United Technologies Corp.                               16,613,181
                                                                --------------
                                                                    32,197,661
------------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 1.3%
   246,200  United Parcel Svcs., Inc.                               18,354,210
------------------------------------------------------------------------------
BEVERAGES -- 3.8%
   188,500  Anheuser-Busch Cos., Inc.                                9,930,180
   395,700  Coca-Cola Co.                                           20,081,775
   530,100  PepsiCo., Inc.                                          24,713,262
                                                                --------------
                                                                    54,725,217
------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.2%
   278,100  Amgen, Inc.*                                            17,186,580
------------------------------------------------------------------------------
CAPITAL MARKETS -- 9.3%
   262,300  Goldman Sachs Group, Inc.                               25,896,879
   457,700  Lehman Brothers Hldgs., Inc.                            35,343,594
   472,900  Mellon Financial Corp.                                  15,184,819
   553,700  Merrill Lynch & Co., Inc.                               32,474,505
   495,700  State Street Corp.                                      25,816,056
                                                                --------------
                                                                   134,715,853
------------------------------------------------------------------------------
CHEMICALS -- 0.5%
   165,000  E.I. Du Pont de Nemours & Co.                            7,571,850
------------------------------------------------------------------------------
COMMERCIAL BANKS -- 4.7%
   162,700  Bank of America Corp.                                   13,085,961
   173,000  M&T Bank Corp.                                          17,005,900
   250,900  North Fork Bancorporation, Inc.                         10,153,923
   480,800  Wells Fargo & Co.                                       28,314,312
                                                                --------------
                                                                    68,560,096
------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.0%
 1,197,000  Cisco Systems, Inc.*                                    29,075,130
------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 3.6%
   299,600  Dell, Inc.*                                             10,174,416
 1,412,200  Hewlett Packard Co.                                     32,438,234
   397,100  Storage Technology Corp.*                               10,225,325
                                                                --------------
                                                                    52,837,975
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.6%
   475,166  Citigroup, Inc.                                         23,064,558
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
   616,100  Verizon Comm.                                           21,612,788
------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 2.3%
   272,300  Consolidated Edison, Inc.                               11,711,623
   330,800  FPL Group, Inc.                                         21,640,936
                                                                --------------
                                                                    33,352,559
------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.7%
   386,700  Jabil Circuit, Inc.*                                    10,943,610
------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 3.5%
   712,000  Nabors Industries, Inc.*                                29,548,000
   580,600  Noble Corp.*                                            20,773,868
                                                                --------------
                                                                    50,321,868
------------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 2.0%
   228,500  Costco Wholesale Corp.*                                  8,495,630
   377,200  Wal-Mart Stores, Inc.                                   20,010,460
                                                                --------------
                                                                    28,506,090
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.6%
   116,300  Hershey Foods Corp.                                 $    8,953,937
------------------------------------------------------------------------------
GAS UTILITIES -- 1.1%
   733,400  NiSource, Inc.                                          16,090,796
------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 3.1%
   486,200  Boston Scientific Corp.                                 17,872,712
   148,500  C.R. Bard, Inc.                                         12,065,625
   304,000  Medtronic, Inc.                                         14,777,440
                                                                --------------
                                                                    44,715,777
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 2.4%
   612,100  AmerisourceBergen Corp.                                 34,369,415
------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 1.1%
   388,600  Carnival Corp.                                          15,439,078
------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 3.9%
   486,000  Colgate-Palmolive Co.                                   24,324,300
   330,000  Procter & Gamble Co.                                    32,960,400
                                                                --------------
                                                                    57,284,700
------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.2%
 1,528,200  General Electric Co.                                    47,343,636
------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.5%
   208,600  Affiliated Computer Svcs., Inc.*                        11,360,356
   263,700  Fiserv, Inc.*                                           10,418,787
                                                                --------------
                                                                    21,779,143
------------------------------------------------------------------------------
INSURANCE -- 5.1%
   114,500  Ambac Financial Group, Inc.                              7,945,155
   652,600  American Int'l. Group, Inc.                             43,254,328
   329,000  Chubb Corp.                                             22,404,900
                                                                --------------
                                                                    73,604,383
------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 1.4%
 1,099,100  Mattel, Inc.                                            21,179,657
------------------------------------------------------------------------------
MACHINERY -- 4.3%
   730,500  Deere & Co.                                             47,519,025
   198,600  ITT Industries, Inc.                                    14,738,106
                                                                --------------
                                                                    62,257,131
------------------------------------------------------------------------------
MEDIA -- 4.9%
   609,800  EchoStar Comm. Corp.*                                   20,733,200
   194,300  Lamar Advertising Co.*                                   7,251,276
   201,500  New York Times Co.                                       9,629,685
   772,900  Viacom, Inc.                                            34,301,302
                                                                --------------
                                                                    71,915,463
------------------------------------------------------------------------------
METALS AND MINING -- 1.3%
   487,700  Alcoa, Inc.                                             18,532,600
------------------------------------------------------------------------------
OIL AND GAS -- 5.8%
   244,700  ChevronTexaco Corp.                                     21,139,633
   340,100  EOG Resources, Inc.                                     15,702,417
   798,600  Exxon Mobil Corp.                                       32,742,600
   339,500  Occidental Petroleum Corp.                              14,340,480
                                                                --------------
                                                                    83,925,130
------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.4%
    94,600  Avon Products, Inc.                                      6,384,554
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN STOCK FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
PHARMACEUTICALS -- 7.7%
   251,700  Abbott Laboratories                                 $   11,729,220
   449,300  Johnson & Johnson                                       23,210,838
 2,173,680  Pfizer, Inc.                                            76,796,114
                                                                --------------
                                                                   111,736,172
------------------------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 3.2%
   203,500  Analog Devices, Inc.                                     9,289,775
   390,400  Applied Materials, Inc.*                                 8,764,480
   911,500  Intel Corp.                                             29,350,300
                                                                --------------
                                                                    47,404,555
------------------------------------------------------------------------------
SOFTWARE -- 6.2%
   254,600  Adobe Systems, Inc.                                     10,005,780
   972,100  BEA Systems, Inc.*                                      11,956,830
 1,612,700  Microsoft Corp.                                         44,413,758
 1,763,100  Oracle Corp.*                                           23,272,920
                                                                --------------
                                                                    89,649,288
------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.7%
   337,400  RadioShack Corp.                                        10,351,432
------------------------------------------------------------------------------
TOBACCO -- 0.7%
   194,500  Altria Group, Inc.                                      10,584,690
------------------------------------------------------------------------------
            TOTAL COMMON STOCKS (COST $1,269,344,534)            1,436,527,582
------------------------------------------------------------------------------

Principal
Amount                                                                   Value
------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.1%
------------------------------------------------------------------------------
$1,552,000  State Street Bank and Trust Co.
            repurchase agreement,
            dated 12/31/2003, maturity
            value $1,552,079 at
            0.92%, due 1/2/2004 (1)
              (COST $1,552,000)                                 $    1,552,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.9%
  (COST $1,270,896,534)                                          1,438,079,582
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 1.1%                                          16,466,856
------------------------------------------------------------------------------
NET ASSETS -- 100%                                              $1,454,546,438
------------------------------------------------------------------------------

 *  Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Stock Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003
------------------------------------------------------------

ASSETS
  Investments, at market (cost
    $1,270,896,534)                            $1,438,079,582
  Cash                                                    761
  Receivable for securities sold                   16,379,112
  Dividends receivable                              1,430,891
  Receivable for fund shares sold                     135,720
  Other assets                                         26,708
                                               --------------
    TOTAL ASSETS                                1,456,052,774
                                               --------------

LIABILITIES
  Payable for fund shares redeemed                    720,258
  Accrued expenses                                    140,182
  Due to GIS                                          645,896
                                               --------------
    TOTAL LIABILITIES                               1,506,336
                                               --------------
    NET ASSETS                                 $1,454,546,438
                                               ==============

COMPONENTS OF NET ASSETS
  Capital stock, at par                        $       53,278
  Additional paid-in capital                    1,957,510,100
  Undistributed net investment income               9,061,551
  Accumulated net realized loss on
    investments                                  (679,261,539)
  Net unrealized appreciation of investments      167,183,048
                                               --------------
    NET ASSETS                                 $1,454,546,438
                                               ==============
SHARES OUTSTANDING--$0.001 PAR VALUE               53,277,892
                                               ==============
NET ASSET VALUE PER SHARE                      $        27.30
                                               ==============

STATEMENT OF OPERATIONS

Year Ended
December 31, 2003
------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                     $ 21,478,229
  Interest                                           314,187
                                                ------------
    Total Income                                  21,792,416
                                                ------------

  EXPENSES:
    Investment advisory fees--Note B               6,812,816
    Custodian fees                                   171,225
    Printing expense                                 140,000
    Directors' fees--Note B                           92,806
    Other                                             94,791
                                                ------------
      Total Expenses                               7,311,638
                                                ------------
  NET INVESTMENT INCOME                           14,480,778
                                                ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS--NOTE C
    Net realized loss on investments             (75,681,654)
    Net change in unrealized depreciation of
      investments                                326,089,750
                                                ------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS                                  250,408,096
                                                ------------
    NET INCREASE IN NET ASSETS FROM OPERATIONS  $264,888,874
                                                ============

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian Stock Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED DECEMBER 31,
                                                                             2003                      2002
                                                                        --------------            --------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income                                               $   14,480,778            $   14,240,716
    Net realized loss on investments                                       (75,681,654)             (259,369,196)
    Net change in unrealized depreciation of investments                   326,089,750              (157,897,298)
                                                                        --------------            --------------
      NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS                264,888,874              (403,025,778)
                                                                        --------------            --------------

  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income                                                  (14,282,918)              (14,289,601)
                                                                        --------------            --------------

  FROM CAPITAL SHARE TRANSACTIONS:
    Net decrease in net assets from capital share
      transactions--Note G                                                (161,387,779)             (277,807,789)
                                                                        --------------            --------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                     89,218,177              (695,123,168)

NET ASSETS:
Beginning of year                                                        1,365,328,261             2,060,451,429
                                                                        --------------            --------------
End of year*                                                            $1,454,546,438            $1,365,328,261
                                                                        ==============            ==============

* Includes undistributed net investment income of:                      $    9,061,551            $    8,863,691

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian Stock Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE YEARS
INDICATED:

                                                            YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------------
                                            2003         2002         2001         2000         1999
                                         --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....  $    22.71   $    28.94   $    37.21   $    55.20   $    49.08
                                         ----------   ----------   ----------   ----------   ----------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................        0.28         0.24         0.20         0.04         0.24
  Net realized and unrealized
    gain/(loss) on investments.........        4.57        (6.25)       (8.16)       (9.77)       14.49
                                         ----------   ----------   ----------   ----------   ----------
  Net increase/(decrease) from
    investment operations..............        4.85        (6.01)       (7.96)       (9.73)       14.73
                                         ----------   ----------   ----------   ----------   ----------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income................       (0.26)       (0.22)       (0.08)       (0.04)       (0.24)
  Net realized gain on investments.....          --           --        (0.23)       (8.22)       (8.37)
                                         ----------   ----------   ----------   ----------   ----------
  Total dividends and distributions....       (0.26)       (0.22)       (0.31)       (8.26)       (8.61)
                                         ----------   ----------   ----------   ----------   ----------

NET ASSET VALUE, END OF YEAR...........  $    27.30   $    22.71   $    28.94   $    37.21   $    55.20
                                         ----------   ----------   ----------   ----------   ----------
TOTAL RETURN*..........................       21.45%      (20.88)%     (21.44)%     (18.39)%      31.17%
                                         ----------   ----------   ----------   ----------   ----------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's
    omitted)...........................  $1,454,546   $1,365,328   $2,060,451   $3,172,625   $4,175,087
  Ratio of expenses to average net
    assets.............................        0.54%        0.54%        0.53%        0.52%        0.52%
  Ratio of net investment income to
    average net assets.................        1.06%        0.85%        0.59%        0.08%        0.45%
  Portfolio turnover rate..............          77%          65%         137%         106%          74%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts.
   Inclusion of such charges would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian VC 500 Index Fund
Schedule of Investments
December 31, 2003


COMMON STOCKS -- 97.8%
Shares                                                                 Value
----------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.8%
    13,941  Boeing Co.                                          $    587,474
     3,298  General Dynamics Corp.                                   298,106
     2,074  Goodrich Corp.                                            61,577
    14,004  Honeywell Int'l., Inc.                                   468,154
     7,403  Lockheed Martin Corp.                                    380,514
     2,819  Northrop Grumman Corp.                                   269,496
     6,852  Raytheon Co.                                             205,834
     2,736  Rockwell Collins, Inc.                                    82,162
     7,600  United Technologies Corp.                                720,252
                                                                ------------
                                                                   3,073,569
----------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 1.0%
     4,694  FedEx Corp.                                              316,845
       930  Ryder Systems, Inc.                                       31,760
    18,279  United Parcel Svcs., Inc.                              1,362,699
                                                                ------------
                                                                   1,711,304
----------------------------------------------------------------------------
AIRLINES -- 0.1%
     1,843  Delta Airlines, Inc.                                      21,766
    12,399  Southwest Airlines Co.                                   200,120
                                                                ------------
                                                                     221,886
----------------------------------------------------------------------------
AUTO COMPONENTS -- 0.2%
     1,100  Cooper Tire & Rubber Co.                                  23,518
     2,222  Dana Corp.                                                40,774
     8,367  Delphi Corp.                                              85,427
     2,622  Goodyear Tire & Rubber Co.*                               20,609
     1,544  Johnson Controls, Inc.                                   179,289
     1,955  Visteon Corp.                                             20,352
                                                                ------------
                                                                     369,969
----------------------------------------------------------------------------
AUTOMOBILES -- 0.7%
    29,099  Ford Motor Co.                                           465,584
     9,015  General Motors Corp.                                     481,401
     5,221  Harley-Davidson, Inc.                                    248,154
                                                                ------------
                                                                   1,195,139
----------------------------------------------------------------------------
BEVERAGES -- 2.6%
       541  Adolph Coors Co.                                          30,350
    12,601  Anheuser-Busch Cos., Inc.                                663,821
     1,023  Brown-Forman Corp.                                        95,599
    39,664  Coca-Cola Co.                                          2,012,948
     8,124  Coca-Cola Enterprises, Inc.                              177,672
    27,819  PepsiCo., Inc.                                         1,296,922
     4,264  The Pepsi Bottling Group, Inc.                           103,103
                                                                ------------
                                                                   4,380,415
----------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.1%
    20,945  Amgen, Inc.*                                           1,294,401
     5,254  Biogen Idec, Inc.*                                       193,242
     3,269  Chiron Corp.*                                            186,300
     3,705  Genzyme Corp.*                                           182,805
     3,941  MedImmune, Inc.*                                         100,102
                                                                ------------
                                                                   1,956,850
----------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
     1,074  American Standard Cos., Inc.*                            108,152
     7,420  Masco Corp.                                              203,382
                                                                ------------
                                                                     311,534
----------------------------------------------------------------------------
CAPITAL MARKETS -- 3.6%
    12,370  Bank of New York, Inc.                                   409,694
     1,476  Bear Stearns Cos., Inc.                                  118,006
    22,577  Charles Schwab Corp.                                     267,312

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
     1,739  Federated Investors, Inc.                           $     51,057
     3,887  Franklin Resources, Inc.                                 202,357
     7,702  Goldman Sachs Group, Inc.                                760,419
    33,337  J.P. Morgan Chase & Co.                                1,224,468
     3,326  Janus Capital Group, Inc.                                 54,580
     4,624  Lehman Brothers Hldgs., Inc.                             357,065
     7,285  Mellon Financial Corp.                                   233,921
    15,289  Merrill Lynch & Co., Inc.                                896,700
    17,683  Morgan Stanley                                         1,023,315
     3,863  Northern Trust Corp.                                     179,320
     5,470  State Street Corp.                                       284,878
     1,831  T. Rowe Price Group, Inc.                                 86,808
                                                                ------------
                                                                   6,149,900
----------------------------------------------------------------------------
CHEMICALS -- 1.5%
     3,869  Air Products & Chemicals, Inc.                           204,399
    15,142  Dow Chemical Co.                                         629,453
    16,305  E.I. Du Pont de Nemours & Co.                            748,236
     1,156  Eastman Chemical Co.                                      45,697
     3,704  Ecolab, Inc.                                             101,378
     1,924  Engelhard Corp.                                           57,624
       751  Great Lakes Chemical Corp.                                20,420
     1,633  Hercules, Inc.*                                           19,923
     1,417  Int'l. Flavors & Fragrances, Inc.                         49,482
     3,907  Monsanto Co.                                             112,443
     2,995  PPG Industries, Inc.                                     191,740
     5,483  Praxair, Inc.                                            209,451
     3,888  Rohm & Haas Co.                                          166,056
     1,351  Sigma-Aldrich                                             77,250
                                                                ------------
                                                                   2,633,552
----------------------------------------------------------------------------
COMMERCIAL BANKS -- 6.2%
     5,364  AmSouth Bancorporation                                   131,418
    24,294  Bank of America Corp.                                  1,953,966
    18,228  Bank One Corp.                                           831,015
     8,334  BB&T Corp.                                               322,026
     3,433  Charter One Financial, Inc.                              118,610
     3,064  Comerica, Inc.                                           171,768
     9,354  Fifth Third Bancorp                                      552,821
     1,892  First Tennessee Nat'l. Corp.                              83,437
    17,120  FleetBoston Financial Corp.                              747,288
     3,598  Huntington Bancshares, Inc.                               80,955
     7,242  KeyCorp                                                  212,335
     3,796  Marshall & Ilsley Corp.                                  145,197
     9,418  National City Corp.                                      319,647
     2,444  North Fork Bancorporation, Inc.                           98,909
     4,705  PNC Financial Svcs. Group                                257,505
     3,457  Regions Financial Corp.                                  128,600
     5,186  SouthTrust Corp.                                         169,738
     4,462  SunTrust Banks, Inc.                                     319,033
     5,299  Synovus Financial Corp.*                                 153,247
    30,955  U.S. Bancorp                                             921,840
     2,990  Union Planters Corp.                                      94,155
    21,932  Wachovia Corp.                                         1,021,812
    27,255  Wells Fargo & Co.                                      1,605,047
     1,372  Zions Bancorporation                                      84,145
                                                                ------------
                                                                  10,524,514
----------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 1.0%
     2,948  Allied Waste Industries, Inc.*                            40,918
     2,958  Apollo Group, Inc.*                                      201,144
     1,643  Avery Dennison Corp.                                      92,041
    16,685  Cendant Corp.*                                           371,575

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN VC 500 INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
     3,041  Cintas Corp.                                        $    152,446
     1,219  Deluxe Corp.                                              50,381
     2,150  Equifax, Inc.                                             52,675
     3,159  H & R Block, Inc.                                        174,914
     1,670  Monster Worldwide, Inc.*                                  36,673
     3,565  Pitney Bowes, Inc.                                       144,810
     1,695  R.R. Donnelley & Sons Co.                                 51,104
     2,619  Robert Half Int'l., Inc.*                                 61,128
     9,622  Waste Management, Inc.                                   284,811
                                                                ------------
                                                                   1,714,620
----------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.9%
    11,911  ADC Telecomm., Inc.*                                      35,376
     3,629  Andrew Corp.*                                             41,770
     6,957  Avaya, Inc.*                                              90,024
     6,455  CIENA Corp.*                                              42,861
   113,763  Cisco Systems, Inc.*                                   2,763,303
     2,797  Comverse Technology, Inc.*                                49,199
    22,263  Corning, Inc.*                                           232,203
    20,363  JDS Uniphase Corp.*                                       74,325
    64,171  Lucent Technologies, Inc.*                               182,246
         1  McDATA Corp.*                                                  9
    38,705  Motorola, Inc.                                           544,579
     1,397  QLogic Corp.*                                             72,085
    13,034  QUALCOMM, Inc.                                           702,924
     2,342  Scientific Atlanta, Inc.                                  63,937
     6,153  Tellabs, Inc.*                                            51,870
                                                                ------------
                                                                   4,946,711
----------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 3.7%
     6,549  Apple Computer, Inc.*                                    139,952
    42,043  Dell, Inc.*                                            1,427,780
    35,897  EMC Corp.*                                               463,789
     4,846  Gateway, Inc.*                                            22,292
    49,301  Hewlett Packard Co.                                    1,132,444
    27,792  Int'l. Business Machines                               2,575,762
     2,204  Lexmark Int'l. Group, Inc.*                              173,323
     1,466  NCR Corp.*                                                56,881
     6,233  Network Appliance, Inc.*                                 127,963
    55,932  Sun Microsystems, Inc.*                                  251,135
                                                                ------------
                                                                   6,371,321
----------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.0%
     1,206  Fluor Corp.                                               47,806
----------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.0%
     1,518  Vulcan Materials Co.                                      72,211
----------------------------------------------------------------------------
CONSUMER FINANCE -- 1.2%
    21,037  American Express Co.                                   1,014,615
     3,614  Capital One Financial Corp.                              221,502
    20,505  MBNA Corp.                                               509,549
     4,322  Providian Financial Corp.*                                50,308
     7,586  SLM Corp.                                                285,840
                                                                ------------
                                                                   2,081,814
----------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.2%
       849  Ball Corp.                                                50,575
       792  Bemis Co., Inc.                                           39,600
     2,370  Pactiv Corp.*                                             56,643
     1,255  Sealed Air Corp.*                                         67,946
       802  Temple-Inland, Inc.                                       50,261
                                                                ------------
                                                                     265,025
----------------------------------------------------------------------------
DISTRIBUTORS -- 0.1%
     2,613  Genuine Parts Co.                                         86,752
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.6%
    83,560  Citigroup, Inc.                                     $  4,056,003
     2,324  Moody's Corp.                                            140,718
     5,188  Principal Financial Group, Inc.                          171,567
                                                                ------------
                                                                   4,368,288
----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.8%
     5,102  ALLTEL Corp.                                             237,651
    12,695  AT & T Corp.                                             257,708
    30,163  BellSouth Corp.                                          853,613
     2,122  CenturyTel, Inc.                                          69,220
     4,221  Citizens Comm. Co.*                                       52,425
    24,977  Qwest Comm. Int'l., Inc.*                                107,900
    53,553  SBC Comm., Inc.                                        1,396,127
    14,952  Sprint Corp. (FON Group)                                 245,512
    45,136  Verizon Comm.                                          1,583,371
                                                                ------------
                                                                   4,803,527
----------------------------------------------------------------------------
ELECTRIC UTILITIES -- 2.0%
     1,880  Allegheny Energy, Inc.*                                   23,989
     2,715  Ameren Corp.                                             124,890
     6,474  American Electric Power, Inc.                            197,522
     4,548  CenterPoint Energy, Inc.                                  44,070
     3,156  CiNergy Corp.                                            122,484
     2,152  CMS Energy Corp.*                                         18,335
     3,764  Consolidated Edison, Inc.                                161,890
     5,457  Dominion Resources, Inc.                                 348,320
     2,505  DTE Energy Co.                                            98,697
     4,873  Edison Int'l.*                                           106,865
     3,252  Entergy Corp.                                            185,787
     5,196  Exelon Corp.                                             344,807
     5,251  FirstEnergy Corp.                                        184,835
     3,106  FPL Group, Inc.                                          203,194
     6,780  PG&E Corp.*                                              188,281
     1,550  Pinnacle West Capital Corp.                               62,031
     2,808  PPL Corp.                                                122,850
     4,078  Progress Energy, Inc.                                    184,570
    12,184  Southern Co.                                             368,566
     2,588  TECO Energy, Inc.                                         37,293
     5,672  TXU Corp.                                                134,540
     5,953  Xcel Energy, Inc.                                        101,082
                                                                ------------
                                                                   3,364,898
----------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
     2,932  American Power Conversion Corp.                           71,687
     1,394  Cooper Industries Ltd.                                    80,755
     6,675  Emerson Electric Co.                                     432,206
     1,194  Power-One, Inc.*                                          12,931
     2,779  Rockwell Automation, Inc.                                 98,933
       872  Thomas & Betts Corp.                                      19,960
                                                                ------------
                                                                     716,472
----------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.5%
     7,769  Agilent Technologies, Inc.*                              227,165
     2,956  Jabil Circuit, Inc.*                                      83,655
     2,894  Molex, Inc.                                              100,972
     1,870  PerkinElmer, Inc.                                         31,921
     7,846  Sanmina-SCI Corp.*                                        98,938
    12,321  Solectron Corp.*                                          72,817
     3,432  Symbol Technologies, Inc.                                 57,966
     1,335  Tektronix, Inc.                                           42,186
     2,490  Thermo Electron Corp.*                                    62,748
     1,962  Waters Corp.*                                             65,060
                                                                ------------
                                                                     843,428
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN VC 500 INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.8%
     2,344  B.J. Svcs. Co.*                                     $     84,150
     5,815  Baker Hughes, Inc.                                       187,010
     7,481  Halliburton Co.                                          194,506
     2,160  Nabors Industries, Inc.*                                  89,640
     2,007  Noble Corp.*                                              71,810
     1,402  Rowan Cos., Inc.*                                         32,484
     9,362  Schlumberger Ltd.                                        512,289
     5,170  Transocean, Inc.*                                        124,132
                                                                ------------
                                                                   1,296,021
----------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 3.5%
     6,087  Albertson's, Inc.                                        137,871
     7,957  Costco Wholesale Corp.*                                  295,841
     6,646  CVS Corp.                                                240,053
    11,796  Kroger Co.*                                              218,344
     7,770  Safeway, Inc.*                                           170,241
     2,000  Supervalu, Inc.                                           57,180
    10,594  Sysco Corp.                                              394,415
    70,945  Wal-Mart Stores, Inc.                                  3,763,632
    16,680  Walgreen Co.                                             606,818
     3,277  Winn-Dixie Stores, Inc.                                   32,606
                                                                ------------
                                                                   5,917,001
----------------------------------------------------------------------------
FOOD PRODUCTS -- 1.2%
    11,388  Archer-Daniels-Midland Co.                               173,325
     7,064  Campbell Soup Co.                                        189,315
     8,985  ConAgra Foods, Inc.                                      237,114
     5,571  General Mills, Inc.                                      252,366
     5,712  H.J. Heinz Co.                                           208,088
     2,043  Hershey Foods Corp.                                      157,291
     6,792  Kellogg Co.                                              258,640
     2,128  McCormick & Co., Inc.                                     64,053
    12,896  Sara Lee Corp.                                           279,972
     3,722  W.M. Wrigley Jr. Co.                                     209,214
                                                                ------------
                                                                   2,029,378
----------------------------------------------------------------------------
GAS UTILITIES -- 0.3%
     2,794  KeySpan Corp.                                            102,819
     2,245  Kinder Morgan, Inc.                                      132,679
       938  NICOR, Inc.                                               31,930
     4,793  NiSource, Inc.                                           105,158
       605  Peoples Energy Corp.                                      25,434
     3,894  Sempra Energy                                            117,054
                                                                ------------
                                                                     515,074
----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.9%
     3,176  Applera Corp.-Applied Biosystems Group                    65,775
       806  Bausch & Lomb, Inc.                                       41,831
    10,086  Baxter Int'l., Inc.                                      307,825
     4,439  Becton Dickinson & Co., Inc.                             182,620
     3,938  Biomet, Inc.                                             143,383
    13,375  Boston Scientific Corp.                                  491,665
       771  C.R. Bard, Inc.                                           62,644
     5,027  Guidant Corp.                                            302,625
    19,402  Medtronic, Inc.                                          943,131
       723  Millipore Corp.*                                          31,125
     2,645  St. Jude Medical, Inc.*                                  162,271
     3,256  Stryker Corp.                                            276,793
     3,692  Zimmer Hldgs., Inc.*                                     259,917
                                                                ------------
                                                                   3,271,605
----------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 1.8%
     2,623  Aetna, Inc.                                              177,262
     2,113  AmerisourceBergen Corp.                                  118,645
     2,108  Anthem, Inc.*                                            158,100
     7,468  Cardinal Health, Inc.                                    456,743

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
     2,096  Cigna Corp.                                         $    120,520
     1,219  Express Scripts, Inc.*                                    80,978
     8,330  HCA, Inc.                                                357,857
     4,134  Health Management Associates, Inc.                        99,216
     2,535  Humana, Inc.*                                             57,925
     4,244  IMS Health, Inc.                                         105,506
     1,471  Manor Care, Inc.                                          50,852
     5,159  McKesson Corp.                                           165,913
     4,174  Medco Health Solutions, Inc.*                            141,874
     1,848  Quest Diagnostics, Inc.*                                 135,107
     7,310  Tenet Healthcare Corp.*                                  117,326
     9,550  UnitedHealth Group                                       555,619
     2,445  Wellpoint Health Networks, Inc.*                         237,141
                                                                ------------
                                                                   3,136,584
----------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 1.2%
    10,027  Carnival Corp.                                           398,373
     2,562  Darden Restaurants, Inc.                                  53,904
     1,671  Harrah's Entertainment, Inc.                              83,166
     5,624  Hilton Hotels Corp.                                       96,339
     5,884  Int'l. Game Technology                                   210,059
     3,616  Marriott Int'l., Inc.                                    167,059
    20,761  McDonald's Corp.                                         515,496
     6,582  Starbucks Corp.*                                         217,601
     2,983  Starwood Hotels & Resorts Worldwide, Inc.                107,298
     1,730  Wendy's Int'l., Inc.                                      67,885
     5,173  Yum! Brands, Inc.*                                       177,951
                                                                ------------
                                                                   2,095,131
----------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.5%
       984  American Greetings Corp.*                                 21,520
     1,205  Black & Decker Corp.                                      59,431
       921  Centex Corp.                                              99,146
     2,245  Fortune Brands, Inc.                                     160,495
       745  KB Home                                                   54,027
     2,928  Leggett & Platt, Inc.                                     63,333
     1,166  Maytag Corp.                                              32,473
     5,096  Newell Rubbermaid, Inc.                                  116,036
       915  Pulte Homes, Inc.                                         85,662
       873  Snap-On, Inc.                                             28,146
     1,281  Stanley Works                                             48,511
       872  Tupperware Corp.                                          15,120
     1,020  Whirlpool Corp.                                           74,103
                                                                ------------
                                                                     858,003
----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.9%
     3,445  Clorox Co.                                               167,289
     8,618  Colgate-Palmolive Co.                                    431,331
     8,029  Kimberly-Clark Corp.                                     474,433
    21,144  Procter & Gamble Co.                                   2,111,863
                                                                ------------
                                                                   3,184,916
----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 4.2%
    12,794  3M Co.                                                 1,087,874
   162,753  General Electric Co.                                   5,042,088
     2,066  Textron, Inc.                                            117,886
    32,453  Tyco Int'l. Ltd.                                         860,004
                                                                ------------
                                                                   7,107,852
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.2%
     9,913  Automatic Data Processing, Inc.                          392,654
     3,266  Computer Sciences Corp.*                                 144,455
     7,673  Concord EFS, Inc.*                                       113,867
     2,590  Convergys Corp.*                                          45,221
     8,214  Electronic Data Systems Corp.                            201,572
    11,929  First Data Corp.                                         490,163
     2,875  Fiserv, Inc.*                                            113,591

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN VC 500 INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
     6,297  Paychex, Inc.                                       $    234,248
     2,167  Sabre Hldgs. Corp.                                        46,786
     5,126  SunGard Data Systems, Inc.*                              142,042
     4,833  Unisys Corp.*                                             71,770
                                                                ------------
                                                                   1,996,369
----------------------------------------------------------------------------
INSURANCE -- 4.5%
     4,624  ACE Ltd.                                                 191,526
     7,997  AFLAC, Inc.                                              289,331
    11,699  Allstate Corp.                                           503,291
     1,584  Ambac Financial Group, Inc.                              109,914
    42,103  American Int'l. Group, Inc.                            2,790,587
     5,608  Aon Corp.                                                134,256
     2,900  Chubb Corp.                                              197,490
     2,422  Cincinnati Financial Corp.                               101,433
     4,690  Hartford Financial Svcs. Group, Inc.                     276,851
     2,210  Jefferson-Pilot Corp.                                    111,937
     5,009  John Hancock Financial Svcs., Inc.                       187,838
     2,755  Lincoln Nat'l. Corp.                                     111,219
     3,221  Loews Corp.                                              159,278
     8,551  Marsh & McLennan Cos., Inc.                              409,507
     2,200  MBIA, Inc.                                               130,306
    11,844  MetLife, Inc.                                            398,787
     3,556  Progressive Corp.                                        297,246
     8,677  Prudential Financial, Inc.                               362,438
     2,047  SAFECO Corp.                                              79,690
     4,157  St. Paul Cos., Inc.                                      164,825
     1,782  Torchmark Corp.                                           81,152
    16,248  Travelers Ppty. Casualty Corp.                           275,729
     4,910  UnumProvident Corp.                                       77,431
     2,356  XL Capital Ltd.                                          182,708
                                                                ------------
                                                                   7,624,770
----------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 0.4%
    10,274  eBay, Inc.*                                              663,598
----------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.3%
    10,638  Yahoo! Inc.*                                             480,518
----------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.2%
     1,348  Brunswick Corp.                                           42,907
     4,363  Eastman Kodak Co.                                        111,998
     2,589  Hasbro, Inc.                                              55,094
     6,533  Mattel, Inc.                                             125,891
                                                                ------------
                                                                     335,890
----------------------------------------------------------------------------
MACHINERY -- 1.4%
     5,647  Caterpillar, Inc.                                        468,814
       895  Crane Co.                                                 27,512
       618  Cummins, Inc.                                             30,245
     2,533  Danaher Corp.                                            232,403
     3,966  Deere & Co.                                              257,988
     3,032  Dover Corp.                                              120,522
     1,323  Eaton Corp.                                              142,857
     5,004  Illinois Tool Works, Inc.                                419,886
     2,897  Ingersoll-Rand Co.                                       196,648
     1,371  ITT Industries, Inc.                                     101,742
       904  Navistar Int'l. Corp.*                                    43,293
     2,033  PACCAR, Inc.                                             173,049
     2,232  Pall Corp.                                                59,885
     1,765  Parker-Hannifin Corp.                                    105,017
                                                                ------------
                                                                   2,379,861
----------------------------------------------------------------------------
MEDIA -- 4.0%
     9,954  Clear Channel Comm., Inc.                                466,146
    36,727  Comcast Corp. -- Class A*                              1,207,217
     1,257  Dow Jones & Co., Inc.                                     62,662
     4,213  Gannett Co., Inc.                                        375,631
     5,739  Interpublic Group Cos., Inc.*                             89,528

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
     1,544  Knight-Ridder, Inc.                                      119,459
     3,262  McGraw-Hill Cos., Inc.                              $    228,079
       742  Meredith Corp.                                            36,217
     3,273  New York Times Co.                                       156,417
     3,111  Omnicom Group, Inc.                                      271,684
    73,786  Time Warner, Inc.*                                     1,327,410
     5,018  Tribune Co.                                              258,929
     5,012  Univision Comm., Inc.*                                   198,926
    28,359  Viacom, Inc.                                           1,258,572
    33,116  Walt Disney Co.                                          772,596
                                                                ------------
                                                                   6,829,473
----------------------------------------------------------------------------
METALS AND MINING -- 0.7%
    14,025  Alcoa, Inc.                                              532,950
     1,206  Allegheny Technologies, Inc.                              15,943
     2,791  Freeport-McMoran Copper & Gold, Inc.                     117,585
     7,104  Newmont Mining Corp.                                     345,325
     1,169  Nucor Corp.                                               65,464
     1,330  Phelps Dodge Corp.*                                      101,200
     1,523  United States Steel Corp.                                 53,336
     1,280  Worthington Industries, Inc.                              23,078
                                                                ------------
                                                                   1,254,881
----------------------------------------------------------------------------
MULTILINE RETAIL -- 1.0%
     1,734  Big Lots, Inc.*                                           24,640
     1,262  Dillards, Inc.                                            20,773
     4,984  Dollar General Corp.                                     104,614
     2,592  Family Dollar Stores, Inc.                                93,001
     3,013  Federated Department Stores, Inc.                        142,003
     3,998  J.C. Penney Co., Inc.                                    105,067
     5,713  Kohl's Corp.*                                            256,742
     4,309  May Department Stores Co.                                125,263
     2,020  Nordstrom, Inc.                                           69,286
     4,179  SearsRoebuck & Co.                                       190,103
    15,146  Target Corp.                                             581,606
                                                                ------------
                                                                   1,713,098
----------------------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 0.5%
    10,360  AES Corp.*                                                97,798
     5,634  Calpine Corp.*                                            27,100
     2,458  Constellation Energy Group, Inc.                          96,255
    14,679  Duke Energy Corp.                                        300,186
     5,523  Dynegy, Inc.*                                             23,638
     8,747  El Paso Corp.                                             71,638
     3,884  Public Svc. Enterprise Group, Inc.                       170,119
     7,725  Williams Cos., Inc.                                       75,860
                                                                ------------
                                                                     862,594
----------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.1%
    13,191  Xerox Corp.*                                             182,036
----------------------------------------------------------------------------
OIL AND GAS -- 4.9%
     1,335  Amerada Hess Corp.                                        70,982
     3,893  Anadarko Petroleum Corp.                                 198,582
     2,748  Apache Corp.                                             222,863
     1,031  Ashland, Inc.                                             45,426
     3,450  Burlington Resources, Inc.                               191,061
    17,312  ChevronTexaco Corp.                                    1,495,584
    10,919  ConocoPhillips                                           715,959
     3,948  Devon Energy Corp.                                       226,062
     1,737  EOG Resources, Inc.                                       80,197
   107,491  Exxon Mobil Corp.                                      4,407,131
     2,029  Kerr-McGee Corp.                                          94,328
     5,386  Marathon Oil Corp.                                       178,223
     5,929  Occidental Petroleum Corp.                               250,441
     1,141  Sunoco, Inc.                                              58,362
     4,076  Unocal Corp.                                             150,119
                                                                ------------
                                                                   8,385,320
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN VC 500 INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.5%
     4,327  Georgia-Pacific Corp.                               $    132,709
     8,205  Int'l. Paper Co.                                         353,718
     1,564  Louisiana-Pacific Corp.*                                  27,964
     2,990  MeadWestvaco Corp.                                        88,952
     3,710  Weyerhaeuser Co.                                         237,440
                                                                ------------
                                                                     840,783
----------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.5%
       869  Alberto-Culver Co.                                        54,817
     3,948  Avon Products, Inc.                                      266,450
    16,508  Gillette Co.                                             606,339
                                                                ------------
                                                                     927,606
----------------------------------------------------------------------------
PHARMACEUTICALS -- 8.2%
    25,379  Abbott Laboratories                                    1,182,662
     2,263  Allergan, Inc.                                           173,821
    31,384  Bristol-Myers Squibb Corp.                               897,582
    18,239  Eli Lilly & Co.                                        1,282,749
     6,079  Forest Laboratories, Inc.*                               375,682
    48,085  Johnson & Johnson                                      2,484,071
     3,645  King Pharmaceuticals, Inc.*                               55,623
    36,511  Merck & Co., Inc.                                      1,686,808
   126,203  Pfizer, Inc.                                           4,458,752
    23,720  Schering-Plough Corp.                                    412,491
     1,598  Watson Pharmaceuticals, Inc.*                             73,508
    21,393  Wyeth                                                    908,133
                                                                ------------
                                                                  13,991,882
----------------------------------------------------------------------------
REAL ESTATE -- 0.4%
     1,463  Apartment Investment & Management Co.                     50,473
     6,263  Equity Office Pptys. Trust                               179,435
     4,121  Equity Residential                                       121,611
     3,362  Plum Creek Timber Co., Inc.                              102,373
     2,792  ProLogis                                                  89,595
     3,202  Simon Ppty. Group, Inc.                                  148,381
                                                                ------------
                                                                     691,868
----------------------------------------------------------------------------
ROAD AND RAIL -- 0.4%
     6,461  Burlington Northern Santa Fe                             209,013
     3,184  CSX Corp.                                                114,433
     6,829  Norfolk Southern Corp.                                   161,506
     4,042  Union Pacific Corp.                                      280,838
                                                                ------------
                                                                     765,790
----------------------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 4.1%
     5,120  Advanced Micro Devices, Inc.*                             76,288
     6,790  Altera Corp.*                                            154,133
     6,027  Analog Devices, Inc.                                     275,133
    27,109  Applied Materials, Inc.*                                 608,597
     4,503  Applied Micro Circuits Corp.*                             26,928
     4,897  Broadcom Corp.*                                          166,939
   105,423  Intel Corp.                                            3,394,621
     3,328  KLA-Tencor Corp.*                                        195,254
     5,347  Linear Technology Corp.                                  224,948
     5,561  LSI Logic Corp.*                                          49,326
     5,529  Maxim Integrated Products, Inc.                          275,344
    10,828  Micron Technology, Inc.*                                 145,853
     3,329  National Semiconductor Corp.*                            131,196
     2,370  Novellus Systems, Inc.*                                   99,659
     2,289  NVIDIA Corp.*                                             53,219
     2,501  PMC-Sierra, Inc.*                                         50,395
     2,738  Teradyne, Inc.*                                           69,682
    28,180  Texas Instruments, Inc.                                  827,928
     5,730  Xilinx, Inc.*                                            221,980
                                                                ------------
                                                                   7,047,423
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
SOFTWARE -- 4.6%
     3,590  Adobe Systems, Inc.                                 $    141,087
     1,715  Autodesk, Inc.                                            42,155
     3,606  BMC Software, Inc.*                                       67,252
     2,616  Citrix Systems, Inc.*                                     55,485
     9,555  Computer Associates Int'l., Inc.                         261,234
     5,622  Compuware Corp.*                                          33,957
     4,900  Electronic Arts, Inc.*                                   234,122
     3,165  Intuit, Inc.*                                            167,460
     1,257  Mercury Interactive Corp.*                                61,140
   175,015  Microsoft Corp.                                        4,819,913
     5,448  Novell, Inc.*                                             57,313
    85,436  Oracle Corp.*                                          1,127,755
     3,906  Parametric Technology Corp.*                              15,390
     6,000  PeopleSoft, Inc.*                                        136,800
     9,147  Siebel Systems, Inc.*                                    126,869
     5,277  Symantec Corp.*                                          182,848
     6,867  VERITAS Software Corp.*                                  255,178
                                                                ------------
                                                                   7,785,958
----------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.4%
     4,700  AutoNation, Inc.*                                         86,339
     1,474  AutoZone, Inc.*                                          125,599
     5,064  Bed, Bath & Beyond, Inc.*                                219,524
     5,127  Best Buy Co., Inc.*                                      267,834
       872  Boise Cascade Corp.                                       28,654
     3,140  Circuit City Stores, Inc.                                 31,808
    37,530  Home Depot, Inc.                                       1,331,940
    12,623  Lowe's Cos., Inc.                                        699,188
     4,624  Office Depot, Inc.*                                       77,267
     2,565  RadioShack Corp.                                          78,694
     2,251  Sherwin-Williams Co.                                      78,200
     7,860  Staples, Inc.*                                           214,578
    14,914  The Gap, Inc.                                            346,154
     9,195  The Limited, Inc.                                        165,786
     2,179  Tiffany & Co.                                             98,491
     8,072  TJX Cos., Inc.                                           177,988
     3,176  Toys R Us, Inc.*                                          40,145
                                                                ------------
                                                                   4,068,189
----------------------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 0.3%
     1,927  Jones Apparel Group, Inc.                                 67,888
     1,595  Liz Claiborne, Inc.                                       56,559
     4,408  NIKE, Inc.                                               301,772
       893  Reebok Int'l. Ltd.                                        35,113
     1,636  V.F. Corp.                                                70,740
                                                                ------------
                                                                     532,072
----------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 1.8%
     2,971  Countrywide Financial Corp.                              225,325
    11,122  Federal Home Loan Mortgage Corp.                         648,635
    15,913  Federal National Mortgage Assn.                        1,194,430
     2,553  Golden West Financial Corp.                              263,444
     1,536  MGIC Investment Corp.                                     87,460
    15,091  Washington Mutual, Inc.                                  605,451
                                                                ------------
                                                                   3,024,745
----------------------------------------------------------------------------
TOBACCO -- 1.2%
    33,076  Altria Group, Inc.                                     1,799,996
     1,339  R.J. Reynolds Tobacco Hldgs., Inc.                        77,863
     2,531  UST, Inc.                                                 90,331
                                                                ------------
                                                                   1,968,190
----------------------------------------------------------------------------
TRADING COMPANIES AND DISTRIBUTORS -- 0.0%
     1,392  W.W. Grainger, Inc.                                       65,967
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN VC 500 INDEX FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
    44,360  AT & T Wireless Svcs., Inc.*                        $    354,436
    17,535  Nextel Comm., Inc.*                                      492,032
    14,911  Sprint Corp. (PCS Group)*                                 83,800
                                                                ------------
                                                                     930,268
----------------------------------------------------------------------------
            TOTAL COMMON STOCKS (COST $158,103,331)              166,972,219
----------------------------------------------------------------------------
U.S. GOVERNMENT -- 0.3%
Principal
Amount                                                                 Value
----------------------------------------------------------------------------
$  500,000  U.S. Treasury Bill
              1.025% due 2/12/2004 (1)
              (COST $499,402)                                   $    499,402
----------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.8%
Principal
Amount                                                                 Value
----------------------------------------------------------------------------
$3,148,000  State Street Bank and Trust Co.
            repurchase agreement,
            dated 12/31/2003, maturity
            value $3,148,161 at
            0.92%, due 1/2/2004 (2)
              (COST $3,148,000)                                 $  3,148,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
  (COST $161,750,733)                                            170,619,621
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.1%                                           205,322
----------------------------------------------------------------------------
NET ASSETS -- 100%                                              $170,824,943
----------------------------------------------------------------------------

 *  Non-income producing security.

(1) The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.

(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.


PURCHASED FUTURES CONTRACTS
                                        Unrealized
Contracts   Description   Expiration  Appreciation
--------------------------------------------------
12         S&P 500 Index    3/2004    $     80,454
--------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian VC 500 Index Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003
------------------------------------------------------------

ASSETS
  Investments, at market (cost $161,750,733)    $ 170,619,621
  Cash                                                 31,702
  Receivable for securities sold                    3,566,104
  Dividends receivable                                225,161
  Receivable for fund shares sold                      79,583
  Receivable for variation margin                       9,834
  Other assets                                          2,784
                                                -------------
    TOTAL ASSETS                                  174,534,789
                                                -------------
LIABILITIES
  Payable for securities purchased                  3,569,161
  Payable for fund shares redeemed                     60,272
  Accrued expenses                                     43,055
  Due to GIS                                           37,358
                                                -------------
    TOTAL LIABILITIES                               3,709,846
                                                -------------
    NET ASSETS                                  $ 170,824,943
                                                =============
COMPONENTS OF NET ASSETS
  Capital stock, at par                         $      20,989
  Additional paid-in capital                      294,988,421
  Undistributed net investment income                  14,041
  Accumulated net realized loss on investments   (133,147,850)
  Net unrealized appreciation on investments        8,949,342
                                                -------------
    NET ASSETS                                  $ 170,824,943
                                                =============
SHARES OUTSTANDING--$0.001 PAR VALUE               20,989,323
                                                =============
NET ASSET VALUE PER SHARE                       $        8.14
                                                =============

------------------------------------------------------------
STATEMENT OF OPERATIONS

Year Ended
December 31, 2003
------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                      $ 2,509,047
  Interest                                            36,612
                                                 -----------
    Total Income                                   2,545,659
                                                 -----------

  EXPENSES:
    Investment advisory fees--Note B                 355,701
    Custodian fees                                   119,636
    Registration fees                                 26,616
    Audit fees                                        22,125
    Printing expense                                  17,858
    Directors' fees--Note B                            9,091
    Other                                             15,589
                                                 -----------
      Total Expenses before reimbursement            566,616
    Less: Expenses assumed by investment
      adviser--Note B                               (168,231)
                                                 -----------
      Net Expenses                                   398,385
                                                 -----------
  NET INVESTMENT INCOME                            2,147,274
                                                 -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS--NOTE C
    Net realized loss on investments              (2,247,038)
    Net change in unrealized depreciation of
      investments                                 36,950,803
    Net change in unrealized depreciation of
      futures contracts                              154,149
                                                 -----------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS                                   34,857,914
                                                 -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS   $37,005,188
                                                 ===========

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian VC 500 Index Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED DECEMBER 31,
                                                                            2003                    2002
                                                                        ------------            -------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income                                               $  2,147,274            $   3,704,339
    Net realized loss on investments                                      (2,247,038)            (129,451,490)
    Net change in unrealized depreciation of investments and
     futures contracts                                                    37,104,952               34,772,090
                                                                        ------------            -------------
      NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS               37,005,188              (90,975,061)
                                                                        ------------            -------------

  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income                                                 (2,256,926)              (3,699,725)
                                                                        ------------            -------------

  FROM CAPITAL SHARE TRANSACTIONS:
    Net increase/(decrease) in net assets from capital share
     transactions--Note G                                                  8,092,801             (143,885,196)
                                                                        ------------            -------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                   42,841,063             (238,559,982)

NET ASSETS:
Beginning of year                                                        127,983,880              366,543,862
                                                                        ------------            -------------
End of year*                                                            $170,824,943            $ 127,983,880
                                                                        ============            =============

* Includes undistributed net investment income of:                      $     14,041            $     123,693

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian VC 500 Index Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS
INDICATED:

                                                  YEAR ENDED DECEMBER 31,                PERIOD FROM
                                         -----------------------------------------   AUGUST 25, 1999+ TO
                                           2003       2002       2001       2000      DECEMBER 31, 1999
                                         ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...  $   6.44   $   8.47   $   9.72   $  10.75        $  10.14
                                         --------   --------   --------   --------        --------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................      0.11       0.14       0.09       0.09            0.03
  Net realized and unrealized
    gain/(loss) on investments.........      1.70      (2.03)     (1.25)     (1.01)           0.61
                                         --------   --------   --------   --------        --------
  Net increase/(decrease) from
    investment operations..............      1.81      (1.89)     (1.16)     (0.92)           0.64
                                         --------   --------   --------   --------        --------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income................     (0.11)     (0.14)     (0.09)     (0.09)          (0.03)
  Net realized gain on investments.....        --         --      (0.00)(a)  (0.02)             --
                                         --------   --------   --------   --------        --------
  Total dividends and distributions....     (0.11)     (0.14)     (0.09)     (0.11)          (0.03)
                                         --------   --------   --------   --------        --------
NET ASSET VALUE, END OF PERIOD.........  $   8.14   $   6.44   $   8.47   $   9.72        $  10.75
                                         --------   --------   --------   --------        --------
TOTAL RETURN*..........................     28.25%    (22.42)%   (11.92)%    (8.66)%          6.38%(b)
                                         --------   --------   --------   --------        --------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's
    omitted)...........................  $170,825   $127,984   $366,544   $294,600        $217,804
  Ratio of expenses to average net
    assets.............................      0.28%      0.28%      0.28%      0.28%           0.36%(c)
  Ratio of expenses after custody
    credits to average net assets......       N/A        N/A        N/A        N/A            0.29%(c)
  Ratio of expenses, excluding waivers,
    to average net assets..............      0.40%      0.34%      0.33%      0.34%           0.36%(c)
  Ratio of net investment income to
    average net assets.................      1.51%      1.29%      1.14%      0.93%           0.99%(c)
  Portfolio turnover rate..............        12%        17%         1%         1%              1%

+  Commencement of investment operations.

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(a) Rounds to less than $0.01.

(b) Not annualized.

(c) Annualized.

--------------------------------------------------------------------------------
See notes to financial statements.

                      (This page intentionally left blank)

/ /  The Guardian VC Asset Allocation Fund
Schedule of Investments
December 31, 2003


MUTUAL FUNDS -- 67.9%
Shares                                                                Value
---------------------------------------------------------------------------
EQUITY -- 56.2%
 3,380,940  The Guardian VC 500 Index Fund*+                    $27,520,852
---------------------------------------------------------------------------
FIXED INCOME -- 11.7%
   470,055  The Guardian Bond Fund, Inc.                          5,758,169
---------------------------------------------------------------------------
            TOTAL MUTUAL FUNDS
              (COST $36,150,852)                                 33,279,021
---------------------------------------------------------------------------

U.S. GOVERNMENT -- 3.5%
Principal
Amount                                                                Value
---------------------------------------------------------------------------
            U.S. Treasury Bill
$1,500,000    0.84%, 1/29/2004(1)                               $ 1,499,020
   100,000    0.895%, 3/4/2004(1)                                    99,843
   100,000    0.931%, 2/12/2004(1)                                   99,892
---------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT
              (COST $1,698,755)                                   1,698,755
---------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 28.3%
Principal
Amount                                                                Value
---------------------------------------------------------------------------
$7,000,000  Lehman Brothers
            repurchase agreement,
            dated 12/31/2003, maturity
            value $7,000,350 at
            0.90%, due 1/2/2004 (2)                             $ 7,000,000
 6,858,000  State Street Bank and Trust Co.
            repurchase agreement,
            dated 12/31/2003, maturity
            value $6,858,351 at
            0.92%, due 1/2/2004 (2)                               6,858,000
---------------------------------------------------------------------------
            TOTAL REPURCHASE AGREEMENTS
              (COST $13,858,000)                                 13,858,000
---------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7%
  (COST $51,707,607)                                             48,835,776
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.3%                                          144,295
---------------------------------------------------------------------------
NET ASSETS -- 100%                                              $48,980,071
---------------------------------------------------------------------------

 *  The Guardian VC 500 Index Fund financials are included herein.

 + Affiliated issuer, as defined in the 1940 Act which includes issuers in which the Fund held 5% or more of the outstanding voting securities.

(1) The U.S. Treasury Bills are segregated as collateral to cover margin requirements on open futures contracts.

(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.


PURCHASED (P)/SOLD (S) FUTURES CONTRACTS
                                                       Unrealized
                                                    Appreciation/
Contracts  Type      Description       Expiration  (Depreciation)
-----------------------------------------------------------------
51          S    U.S. Treasury Notes,
                        5 Year           3/2004       $   (25,113)
74          P       S&P 500 Index        3/2004           501,256
                                                    -------------
                                                       $  476,143
-----------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian VC Asset Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003
------------------------------------------------------------

ASSETS
  Unaffiliated issuers, at identified cost*      $21,075,239
  Affiliated issuer, at identified cost           30,632,368
                                                 -----------
    TOTAL COST                                    51,707,607
                                                 -----------

  Unaffiliated issuers, at market                $ 7,456,924
  Affiliated issuer, at market                    27,520,852
  Repurchase agreements                           13,858,000
                                                 -----------
    TOTAL INVESTMENTS                             48,835,776
  Cash                                                   420
  Receivable for fund shares sold                    122,669
  Receivable for variation margin                     54,217
  Interest receivable                                    350
  Other assets                                           733
                                                 -----------
    TOTAL ASSETS                                  49,014,165
                                                 -----------
LIABILITIES
  Accrued expenses                                    20,626
  Payable for variation margin                         6,672
  Payable for fund shares redeemed                       420
  Due to GIS                                           6,376
                                                 -----------
    TOTAL LIABILITIES                                 34,094
                                                 -----------
    NET ASSETS                                   $48,980,071
                                                 ===========
COMPONENTS OF NET ASSETS
  Capital stock, at par                          $     5,828
  Additional paid-in capital                      57,117,404
  Undistributed net investment income                  5,913
  Accumulated net realized loss on investments    (5,753,386)
  Net unrealized depreciation of investments      (2,395,688)
                                                 -----------
    NET ASSETS                                   $48,980,071
                                                 ===========
SHARES OUTSTANDING--$0.001 PAR VALUE               5,827,901
                                                 ===========
NET ASSET VALUE PER SHARE                        $      8.40
                                                 ===========

------------------------------------------------------------
STATEMENT OF OPERATIONS

Year Ended
December 31, 2003
------------------------------------------------------------

INVESTMENT INCOME
  Dividends (including $367,420 received from
    affiliated issuer)                            $  595,115
  Interest                                           107,845
                                                  ----------
    Total Income                                     702,960
                                                  ----------

  EXPENSES:
    Investment advisory fees--Note B                 195,384
    Custodian fees                                    31,670
    Audit fees                                        21,200
    Directors' fees--Note B                            2,432
    Other                                              8,963
                                                  ----------
      Total Expenses before reimbursement            259,649
    Less: Expenses assumed by investment
      adviser(1)                                    (145,156)
                                                  ----------
    Net Expenses                                     114,493
                                                  ----------
  NET INVESTMENT INCOME                              588,467
                                                  ----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS--NOTE C
    Net realized gain on investments               2,787,264
    Net realized gains received from underlying
      funds                                          177,493
    Net change in unrealized depreciation of
      investments                                  5,424,605
    Net change in unrealized depreciation of
      futures contracts                              897,239
                                                  ----------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS                                    9,286,601
                                                  ----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS    $9,875,068
                                                  ==========

* Includes repurchase agreement.

(1) The fund does not impose additional advisory fees for the portion of the fund's assets invested in other Guardian Funds.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian VC Asset Allocation Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED DECEMBER 31,
                                                                           2003                    2002
                                                                        -----------            ------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income                                               $   588,467            $    745,822
    Net realized gain/(loss) on investments                               2,964,757              (2,958,522)
    Net change in unrealized depreciation of investments and
     futures contracts                                                    6,321,844              (6,799,007)
                                                                        -----------            ------------
      NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS               9,875,068              (9,011,707)
                                                                        -----------            ------------

  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income                                                (1,287,566)               (763,200)
                                                                        -----------            ------------

  FROM CAPITAL SHARE TRANSACTIONS:
    Net increase/(decrease) in net assets from capital share
     transactions--Note G                                                 5,820,194                (420,706)
                                                                        -----------            ------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                  14,407,696             (10,195,613)

NET ASSETS:
Beginning of year                                                        34,572,375              44,767,988
                                                                        -----------            ------------
End of year*                                                            $48,980,071            $ 34,572,375
                                                                        ===========            ============

* Includes undistributed net investment income of:                      $     5,913            $    705,012

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian VC Asset Allocation Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS
INDICATED:

                                                                                      PERIOD FROM
                                                YEAR ENDED DECEMBER 31,          SEPTEMBER 15, 1999+ TO
                                         -------------------------------------        DECEMBER 31,
                                          2003      2002      2001      2000              1999
                                         --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...  $  6.78      $  8.62      $  9.83      $ 10.68          $  9.94
                                         -------      -------      -------      -------          -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................     0.10         0.14         0.24         0.37             0.12
  Net realized and unrealized
    gain/(loss) on investments.........     1.76        (1.83)       (1.12)       (0.05)            0.74
                                         -------      -------      -------      -------          -------
  Net increase/(decrease) from
    investment operations..............     1.86        (1.69)       (0.88)        0.32             0.86
                                         -------      -------      -------      -------          -------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income................    (0.24)       (0.15)       (0.10)       (0.36)           (0.12)
  Net realized gain on investments.....       --           --        (0.23)       (0.81)              --
                                         -------      -------      -------      -------          -------
  Total dividends and distributions....    (0.24)       (0.15)       (0.33)       (1.17)           (0.12)
                                         -------      -------      -------      -------          -------
NET ASSET VALUE, END OF PERIOD.........  $  8.40      $  6.78      $  8.62      $  9.83          $ 10.68
                                         -------      -------      -------      -------          -------
TOTAL RETURN*..........................    27.70%      (19.88)   %   (9.03)   %    3.00%            8.67%(a)
                                         -------      -------      -------      -------          -------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's
    omitted)...........................  $48,980      $34,572      $44,768      $38,627           $27,750
  Ratio of expenses to average net
    assets.............................     0.29%(c)     0.31%(c)     0.39%(c)     0.48%(c)         0.67%(b)(c)
  Gross expense ratio..................     0.54%(d)     0.56%(d)     0.56%(d)     0.73%(d)         0.98%(b)(d)
  Ratio of net investment income to
    average net assets.................      1.51%       1.89%        2.87%        3.83%            4.09%(b)
  Portfolio turnover rate..............         0%          0%          29%          12%               0%

+  Commencement of operations.

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts.
   Inclusion of such charges would reduce the total returns for all periods shown.

(a) Not annualized.

(b) Annualized.

(c) Amounts do not include expenses of the underlying funds.

(d) Amounts include expenses of the underlying funds.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian VC High Yield Bond Fund
Schedule of Investments
December 31, 2003


CORPORATE BONDS -- 93.6%
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.4%
                        Alliant Techsystems, Inc.
$       335,000         Sr. Sub. Nt.
                        8.50% due 5/15/2011             B2/B     $   368,500
                        K& F Ind., Inc.
        250,000         Sr. Sub. Nt. Ser. B
                        9.625% due 12/15/2010           B3/B         280,312
                        Sequa Corp.
        600,000         Sr. Nt.
                        8.875% due 4/1/2008            B1/BB-        651,000
                                                                 -----------
                                                                   1,299,812
----------------------------------------------------------------------------
AUTOMOTIVE -- 3.6%
                        Keystone Automotive
                        Operations
        500,000         Sr. Sub. Nt.+
                        9.75% due 11/1/2013             B3/B-        537,500
                        Tenneco Automotive, Inc.
        222,000         Sr. Sec. Nt. Ser. B
                        10.25% due 7/15/2013           B2/CCC+       252,525
        444,000         Sr. Sub. Nt. Ser. B
                        11.625% due 10/15/2009         B2/CCC+       479,520
                        TRW Automotive, Inc.
        167,000         Sr. Nt.
                        9.375% due 2/15/2013            B1/B+        190,798
                        United Components, Inc.
        445,000         Sr. Sub. Nt.
                        9.375% due 6/15/2013            B3/B         486,162
                                                                 -----------
                                                                   1,946,505
----------------------------------------------------------------------------
BANKING -- 0.4%
                        Western Financial Bank
        200,000         Sub. Cap. Debt.
                        9.625% due 5/15/2012           B1/BB-        223,000
----------------------------------------------------------------------------
BUILDING MATERIALS -- 1.8%
                        Associated Materials, Inc.
        160,000         Sr. Sub. Nt.
                        9.75% due 4/15/2012             B3/B-        175,200
                        Collins& Aikman Floor Cover
         39,000         Sr. Sub. Nt.
                        9.75% due 2/15/2010             B2/B          41,730
                        Koppers, Inc.
        437,000         Sr. Sec. Nt.+
                        9.875% due 10/15/2013           B2/B         481,793
                        Norcraft Cos. Fin.
        257,000         Sr. Sub. Nt.+
                        9.00% due 11/1/2011             B3/B-        277,560
                                                                 -----------
                                                                     976,283
----------------------------------------------------------------------------
CHEMICALS -- 6.5%
                        Compass Minerals Group, Inc.
        140,000         Sr. Sub. Nt.
                        10.00% due 8/15/2011            B3/B-        156,800
                        Equistar Chemicals LP
        500,000         Sr. Nt.
                        10.125% due 9/1/2008           B2/BB-        547,500
                        FMC Corp.
        160,000         Sr. Sec. Nt.
                        10.25% due 11/1/2009           Ba2/BB+       187,200

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
                        Huntsman Advanced Materials
$       200,000         Sr. Sec. Nt.+
                        11.00% due 7/15/2010            B2/B     $   221,000
                        Huntsman Int'l. LLC
        245,000         Sr. Nt.
                        9.875% due 3/1/2009             B3/B-        268,275
                        Lyondell Chemical Co.
        277,000         Nt. Ser. A
                        9.625% due 5/1/2007            B1/BB-        293,620
        278,000         Sr. Sub. Nt.
                        10.875% due 5/1/2009            B3/B         284,950
                        Millennium America, Inc.
        750,000         Sr. Nt.
                        7.00% due 11/15/2006           B1/BB-        768,750
                        Nalco Co.
        222,000         Sr. Nt.+
                        7.75% due 11/15/2011            B2/B         237,540
        222,000         Sr. Sub. Nt.+
                        8.875% due 11/15/2013          Caa1/B        235,320
                        Resolution Performance
                        Product
        222,000         Sec. Nt.+
                        8.00% due 12/15/2009            B2/B+        229,770
        100,000         Sr. Sec. Nt.
                        9.50% due 4/15/2010             B3/B-        101,500
                                                                 -----------
                                                                   3,532,225
----------------------------------------------------------------------------
CONSTRUCTION MACHINERY -- 2.6%
                        Joy Global, Inc.
         80,000         Sr. Sub. Nt.
                        8.75% due 3/15/2012             B2/B+         89,200
                        NMHG Hldg. Co.
         80,000         Sr. Nt.
                        10.00% due 5/15/2009            B3/B+         88,400
                        Terex Corp.
        155,000         Sr. Sub. Nt.
                        9.25% due 7/15/2011             B3/B         170,500
        255,000         Sr. Sub. Nt.
                        10.375% due 4/1/2011            B3/B         285,600
                        United Rentals NA, Inc.
        777,000         Sr. Sub. Nt.+
                        7.75% due 11/15/2013            B2/B+        793,511
                                                                 -----------
                                                                   1,427,211
----------------------------------------------------------------------------
CONSUMER CYCLICAL SERVICES -- 2.0%
                        Coinmach Corp.
        250,000         Sr. Nt.
                        9.00% due 2/1/2010              B2/B         271,250
                        Iron Mountain, Inc.
        200,000         Sr. Sub. Nt.
                        6.625% due 1/1/2016             B2/B         194,500
        600,000         Sr. Sub. Nt.
                        8.625% due 4/1/2013             B2/B         648,000
                                                                 -----------
                                                                   1,113,750
----------------------------------------------------------------------------
CONSUMER PRODUCTS -- 1.8%
                        Elizabeth Arden, Inc.
        214,000         Sr. Sec. Nt. Ser. B
                        11.75% due 2/1/2011             B1/B+        254,660

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN VC HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
                        Rayovac Corp.
$       555,000         Sr. Sub. Nt.
                        8.50% due 10/1/2013             B3/B-    $   588,300
                        Sealy Mattress Co.
        154,000         Sr. Sub. Nt. Ser. B
                        9.875% due 12/15/2007           B3/B-        159,390
                                                                 -----------
                                                                   1,002,350
----------------------------------------------------------------------------
ELECTRIC -- 6.8%
                        Calpine Corp.
        666,000         Sr. Sec. Nt.+
                        8.50% due 7/15/2010             NR/B         649,350
        555,000         Sr. Sec. Nt.+
                        8.75% due 7/15/2013             NR/B         541,125
        444,000         Sr. Sec. Nt.+
                        9.875% due 12/1/2011             B/B         456,210
                        Dynegy Hldgs., Inc.
        555,000         Sr. Sec. Nt.+
                        10.125% due 7/15/2013           B3/B-        638,250
                        Nevada Power Co.
        555,000         2nd Mtg. Nt.+
                        9.00% due 8/15/2013            Ba2/BB        613,969
                        NRG Energy, Inc.
        333,000         Sec. Nt.+
                        8.00% due 12/15/2013            B2/B+        350,066
                        Southern California Edison
                        Co.
        455,000         1st Ref. Mtg. Ser. 93C
                        7.25% due 3/1/2026            Baa2/BBB       466,375
                                                                 -----------
                                                                   3,715,345
----------------------------------------------------------------------------
ENERGY -- 3.5%
                        Dresser, Inc.
        333,000         Sr. Nt.
                        9.375% due 4/15/2011            B2/B         362,137
                        Newfield Exploration Co.
        160,000         Sr. Sub. Nt.
                        8.375% due 8/15/2012           Ba3/BB-       179,200
                        Newpark Resources, Inc.
        300,000         Sr. Sub. Nt. Ser. B
                        8.625% due 12/15/2007           B2/B+        310,500
                        Pioneer Natural Resources
                        Co.
        250,000         Sr. Nt.
                        7.20% due 1/15/2028            Ba1/BB+       267,630
                        Pride Int'l., Inc.
        275,000         Sr. Nt.
                        10.00% due 6/1/2009            Ba2/BB        294,937
                        Western Oil Sands, Inc.
        222,000         Sr. Sec. Nt.
                        8.375% due 5/1/2012            Ba2/BB+       252,803
                        Westport Resources Corp.
        240,000         Sr. Sub. Nt.
                        8.25% due 11/1/2011            Ba3/B+        264,000
                                                                 -----------
                                                                   1,931,207
----------------------------------------------------------------------------
ENTERTAINMENT -- 2.8%
                        Intrawest Corp.
        333,000         Sr. Nt.+
                        7.50% due 10/15/2013            B1/B+        346,320
        135,000         Sr. Nt.
                        10.50% due 2/1/2010             B1/B+        149,175
                        Premier Parks, Inc.
        213,000         Sr. Nt.
                        9.75% due 6/15/2007             B2/B-        223,384

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
                        Six Flags, Inc.
$       750,000         Sr. Nt.+
                        9.625% due 6/1/2014             B2/B-    $   783,750
                                                                 -----------
                                                                   1,502,629
----------------------------------------------------------------------------
ENVIRONMENTAL -- 1.1%
                        Allied Waste NA, Inc.
        250,000         Sr. Nt.
                        7.875% due 4/15/2013           Ba3/BB-       270,625
                        Waste Management, Inc.
        300,000         Sr. Nt.
                        7.375% due 5/15/2029          Baa3/BBB       337,646
                                                                 -----------
                                                                     608,271
----------------------------------------------------------------------------
FINANCE COMPANIES -- 0.4%
                        Dollar Financial Group, Inc.
        222,000         Sr. Nt.+
                        9.75% due 11/15/2011            B3/B         229,770
----------------------------------------------------------------------------
FOOD AND BEVERAGE -- 6.8%
                        American Seafood Group LLC
        320,000         Sr. Sub. Nt.
                        10.125% due 4/15/2010           B3/B         382,000
                        B & G Foods, Inc.
        250,000         Sr. Sub. Nt. Ser. D
                        9.625% due 8/1/2007             B3/B-        257,813
                        Constellation Brands, Inc.
        167,000         Sr. Sub. Nt.
                        8.125% due 1/15/2012           Ba3/B+        182,865
                        Del Monte Corp.
        450,000         Sr. Sub. Nt.
                        9.25% due 5/15/2011             B2/B         497,250
                        Merisant Co.
        722,000         Sr. Sub. Nt.+
                        9.50% due 7/15/2013             B3/B-        768,930
                        Michael Foods, Inc.
        555,000         Sr. Sub. Nt.+
                        8.00% due 11/15/2013            B3/B-        578,587
                        Pinnacle Foods Hldgs. Corp.
        212,000         Sr. Sub. Nt.+
                        8.25% due 12/1/2013             B3/B         219,420
                        Premium Standard Farms, Inc.
        500,000         Sr. Nt.
                        9.25% due 6/15/2011             B1/BB        505,000
                        Seminis Vegetable Seeds,
                        Inc.
        278,000         Sr. Sub. Nt.+
                        10.25% due 10/1/2013            B3/B-        298,850
                                                                 -----------
                                                                   3,690,715
----------------------------------------------------------------------------
GAMING -- 0.8%
                        Mohegan Tribal Gaming
        100,000         Sr. Sub. Nt.
                        8.00% due 4/1/2012             Ba3/BB-       108,250
                        Park Place Entertainment
                        Corp.
        154,000         Sr. Nt.
                        7.50% due 9/1/2009             Ba1/BB+       169,400
                        Sun Int'l. Hotels Ltd.
        155,000         Sr. Sub. Nt.
                        8.875% due 8/15/2011            B2/B+        169,338
                                                                 -----------
                                                                     446,988
----------------------------------------------------------------------------
GAS DISTRIBUTORS -- 1.0%
                        AmeriGas Partners LP
        103,000         Sr. Nt.
                        8.875% due 5/20/2011           B2/BB-        113,300

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN VC HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
                        Gazprom OAO
$       172,000         Nt.+
                        9.625% due 3/1/2013            NR/BB-    $   189,630
                        Suburban Propane Partners
        222,000         Sr. Nt.+
                        6.875% due 12/15/2013           B1/B         224,220
                                                                 -----------
                                                                     527,150
----------------------------------------------------------------------------
HEALTH CARE -- 3.5%
                        Fisher Scientific Int'l.,
                        Inc.
        217,000         Sr. Sub. Nt.
                        8.125% due 5/1/2012             B2/B+        232,733
                        Fresenius Medical Care
        310,000         Capital Tr.
                        7.875% due 6/15/2011           Ba2/BB-       334,800
                        HCA, Inc.
        500,000         Nt.
                        6.25% due 2/15/2013           Ba1/BBB-       511,803
                        Insight Health Svcs. Corp.
        205,000         Sr. Sub. Nt. Ser. B
                        9.875% due 11/1/2011            B3/B-        217,300
                        National Nephrology Assocs.,
                        Inc.
        212,000         Sr. Sub. Nt.+
                        9.00% due 11/1/2011             B3/B-        222,070
                        PerkinElmer, Inc.
        320,000         Sr. Sub. Nt.
                        8.875% due 1/15/2013           Ba3/BB-       366,400
                                                                 -----------
                                                                   1,885,106
----------------------------------------------------------------------------
HOME CONSTRUCTION -- 1.3%
                        Beazer Homes USA, Inc.
        160,000         Sr. Nt.
                        8.375% due 4/15/2012           Ba2/BB        176,400
                        Meritage Corp.
        154,000         Sr. Nt.
                        9.75% due 6/1/2011             Ba3/B+        172,095
                        Standard Pacific Corp.
        160,000         Sr. Sub. Nt.
                        9.25% due 4/15/2012            Ba3/B+        178,400
                        WCI Communities, Inc.
        160,000         Sr. Sub. Nt.
                        9.125% due 5/1/2012             Ba3/B        176,000
                                                                 -----------
                                                                     702,895
----------------------------------------------------------------------------
INDUSTRIAL-OTHER -- 2.0%
                        Bombardier Recreational
                        Products
        214,000         Sr. Sub. Nt.+
                        8.375% due 12/15/2013           B3/B-        223,630
                        Briggs& Stratton Corp.
        355,000         Sr. Nt.
                        8.875% due 3/15/2011           Ba1/BB+       417,125
                        General Cable Corp.
        425,000         Sr. Nt.+
                        9.50% due 11/15/2010            B2/B         454,750
                                                                 -----------
                                                                   1,095,505
----------------------------------------------------------------------------
LODGING -- 0.5%
                        HMH Pptys., Inc.
         70,000         Sr. Nt. Ser. C
                        8.45% due 12/1/2008            Ba3/B+         72,975
                        John Q. Hammons Hotels LP
        160,000         1st Mtg. Nt. Ser. B
                        8.875% due 5/15/2012            B2/B         176,400
                                                                 -----------
                                                                     249,375
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
MEDIA-CABLE -- 4.5%
                        Charter Comm. Hldgs. II
$       556,000         Sr. Nt.+
                        10.25% due 9/15/2010          Caa1/CCC-  $   583,800
                        CSC Hldgs., Inc.
        750,000         Sr. Debt. Ser. B
                        8.125% due 8/15/2009           B1/BB-        806,250
                        Insight Midwest LP
         28,000         Sr. Nt.
                        10.50% due 11/1/2010            B2/B+         30,450
        472,000         Sr. Nt.+
                        10.50% due 11/1/2010            B2/B+        513,300
                        Mediacom Broadband LLC
        444,000         Sr. Nt.
                        11.00% due 7/15/2013            B2/B+        498,390
                                                                 -----------
                                                                   2,432,190
----------------------------------------------------------------------------
MEDIA-NONCABLE -- 7.3%
                        Allbritton Comm. Co.
        125,000         Sr. Sub. Nt.
                        7.75% due 12/15/2012            B3/B-        129,688
                        American Media Operations,
                        Inc.
        444,000         Sr. Sub. Nt.
                        8.875% due 1/15/2011            B2/B-        481,740
        330,000         Sr. Sub. Nt. Ser. B
                        10.25% due 5/1/2009             B2/B-        351,862
                        Corus Entertainment, Inc.
        155,000         Sr. Sub. Nt.
                        8.75% due 3/1/2012              B1/B+        170,500
                        Dex Media East LLC
        167,000         Nt.+
                        8.00% due 11/15/2013           Caa1/B        175,350
        189,000         Sr. Nt.
                        9.875% due 11/15/2009           B2/B         216,405
        189,000         Sr. Sub. Nt.
                        12.125% due 11/15/2012          B3/B         232,470
                        Dex Media West Fin.
         55,000         Sr. Nt.+
                        8.50% due 8/15/2010             B2/B          61,256
         55,000         Sr. Sub. Nt.+
                        9.875% due 8/15/2013            B3/B          63,938
                        DirecTV Hldgs. Finance
        168,000         Sr. Nt.
                        8.375% due 3/15/2013           B1/BB-        194,880
                        Emmis Comm. Corp.
        154,000         Sr. Sub. Nt.
                        8.125% due 3/15/2009            B2/B-        161,507
                        Entravision Comm. Corp.
        160,000         Sr. Sub. Nt.
                        8.125% due 3/15/2009            B3/B-        171,200
                        Houghton Mifflin Co.
        777,000         Sr. Sub. Nt.
                        9.875% due 2/1/2013             B3/B         854,700
                        R.H. Donnelley Fin. Corp. I
         90,000         Sr. Nt.+
                        8.875% due 12/15/2010           B1/B+        101,250
        250,000         Sr. Nt.
                        8.875% due 12/15/2010           B1/B+        281,250
        285,000         Sr. Sub. Nt.+
                        10.875% due 12/15/2012          B2/B+        338,081
                                                                 -----------
                                                                   3,986,077
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN VC HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
METALS AND MINING -- 1.3%
                        AK Steel Corp.
$       555,000         Sr. Nt.
                        7.75% due 6/15/2012             B3/B+    $   474,525
                        Luscar Coal Ltd.
        154,000         Sr. Nt.
                        9.75% due 10/15/2011           Ba3/BB        174,405
                        Steel Dynamics, Inc.
         40,000         Sr. Nt.
                        9.50% due 3/15/2009             B1/B+         44,400
                                                                 -----------
                                                                     693,330
----------------------------------------------------------------------------
NATURAL GAS-PIPELINES -- 4.3%
                        El Paso Partners
        224,000         Sr. Sub. Nt. Ser. B
                        8.50% due 6/1/2011             B1/BB-        252,000
                        El Paso Production Hldg. Co.
        445,000         Sr. Nt.+
                        7.75% due 6/1/2013              B2/B         438,325
                        Gulfterra Energy Partners
         55,000         Sr. Sub. Nt. Ser. B
                        8.50% due 6/1/2010             B1/BB-         62,425
                        Northwest Pipeline Corp.
        126,000         Sr. Nt.+
                        8.125% due 3/1/2010             B1/B+        139,860
                        Southern Natural Gas Co.
        377,000         Nt.
                        7.35% due 2/15/2031             B1/B         372,288
                        Transcontinental Gas
                        Pipeline Corp.
        375,000         Nt. Ser. B
                        7.00% due 8/15/2011             B1/B+        399,375
                        Williams Cos., Inc.
        138,000         Nt.
                        8.125% due 3/15/2012            B3/B+        153,180
        477,000         Sr. Nt.
                        8.625% due 6/1/2010             B3/B+        535,432
                                                                 -----------
                                                                   2,352,885
----------------------------------------------------------------------------
PACKAGING -- 2.0%
                        Crown European Hldgs. S.A.
        202,000         Sec. Nt.
                        9.50% due 3/1/2011              B1/B+        228,765
                        Graphic Packaging Int'l.,
                        Inc.
        389,000         Sr. Sub. Nt.+
                        9.50% due 8/15/2013             B3/B-        429,845
                        Owens-Brockway Glass
                        Container
         89,000         Sr. Sec. Nt.
                        7.75% due 5/15/2011             B1/BB         95,564
         89,000         Sr. Nt.
                        8.25% due 5/15/2013             B2/B+         95,564
                        Silgan Hldgs., Inc.
        222,000         Sr. Sub. Nt.+
                        6.75% due 11/15/2013            B1/B+        222,555
                                                                 -----------
                                                                   1,072,293
----------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 3.5%
                        Abitibi-Consolidated, Inc.
        120,000         Nt.
                        6.00% due 6/20/2013            Ba1/BB+       115,128
        130,000         Debt.
                        8.85% due 8/1/2030             Ba1/BB+       140,534
                        Cascades, Inc.
         55,000         Sr. Nt.
                        7.25% due 2/15/2013            Ba1/BB+        58,025

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
                        Jefferson Smurfit Corp. US
$       285,000         Sr. Sec. Nt.
                        7.50% due 6/1/2013              B2/B     $   297,825
                        Kappa Beheer BV
        330,000         Sr. Sub. Nt.
                        10.625% due 7/15/2009           B2/B         353,100
                        Millar Western Forest
                        Products Ltd.
        120,000         Sr. Nt.+
                        7.75% due 11/15/2013            B3/B+        124,500
                        Stone Container Corp.
        430,000         Sr. Nt.
                        9.75% due 2/1/2011              B2/B         475,150
                        Tembec Inds., Inc.
        333,000         Sr. Nt.
                        7.75% due 3/15/2012            Ba3/BB        331,335
                                                                 -----------
                                                                   1,895,597
----------------------------------------------------------------------------
RESTAURANTS -- 0.4%
                        Jack in the Box, Inc.
        222,000         Sr. Sub. Nt.
                        8.375% due 4/15/2008           Ba3/B+        232,034
----------------------------------------------------------------------------
RETAILERS -- 4.6%
                        Cole National Group, Inc.
        160,000         Sr. Sub. Nt.
                        8.875% due 5/15/2012            B3/B         171,200
                        Hollywood Entertainment
                        Corp.
        240,000         Sr. Sub. Nt.
                        9.625% due 3/15/2011            B3/B-        258,000
                        J.C. Penney Co., Inc.
        492,000         Nt.
                        9.00% due 8/1/2012             Ba3/BB+       588,555
                        Jafra Cosmetics
        594,000         Sr. Sub. Nt.
                        10.75% due 5/15/2011            B3/B-        651,915
                        Petco Animal Supplies, Inc.
        155,000         Sr. Sub. Nt.
                        10.75% due 11/1/2011            B2/B         181,350
                        Rite Aid Corp.
        168,000         Sr. Nt.
                        11.25% due 7/1/2008            Caa2/B-       187,320
                        Sonic Automotive, Inc.
        278,000         Sr. Sub. Nt.
                        8.625% due 8/15/2013            B2/B+        293,290
                        United Auto Group, Inc.
        160,000         Sr. Sub. Nt.
                        9.625% due 3/15/2012            B3/B         179,200
                                                                 -----------
                                                                   2,510,830
----------------------------------------------------------------------------
SUPERMARKETS -- 0.3%
                        Pathmark Stores, Inc.
        156,000         Sr. Sub. Nt.
                        8.75% due 2/1/2012              B2/B         163,020
----------------------------------------------------------------------------
TECHNOLOGY -- 0.5%
                        AMI Semiconductor, Inc.
        218,000         Sr. Sub. Nt.
                        10.75% due 2/1/2013             B3/B         259,965
----------------------------------------------------------------------------
TEXTILE -- 1.8%
                        Oxford Inds., Inc.
        200,000         Sr. Nt.+
                        8.875% due 6/1/2011             B2/B         218,750
                        Russell Corp.
        205,000         Sr. Nt.
                        9.25% due 5/1/2010              B1/BB        212,431

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN VC HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
                        St. John Knits Int'l., Inc.
$       250,000         Sr. Sub. Nt.
                        12.50% due 7/1/2009             B3/B-    $   267,500
                        William Carter Co.
        227,000         Sr. Sub. Nt. Ser. B
                        10.875% due 8/15/2011           B3/B         262,185
                                                                 -----------
                                                                     960,866
----------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
                        Omi Corp.
        170,000         Sr. Nt.+
                        7.625% due 12/1/2013            B1/B+        171,488
                        Teekay Shipping Corp.
        160,000         Sr. Nt.
                        8.875% due 7/15/2011           Ba2/BB-       181,600
                                                                 -----------
                                                                     353,088
----------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 6.0%
                        Centennial Cell Comm. Corp.
        500,000         Sr. Nt.
                        10.125% due 6/15/2013         Caa1/CCC       548,750
                        Crown Castle Int'l. Corp.
        350,000         Sr. Nt.+
                        7.50% due 12/1/2013            B3/CCC        351,750
        205,000         Sr. Nt.
                        10.75% due 8/1/2011            B3/CCC        230,625
                        Nextel Comm., Inc.
      1,705,000         Sr. Nt.
                        7.375% due 8/1/2015             B2/B+      1,832,875
                        Nextel Partners, Inc.
        260,000         Sr. Nt.
                        8.125% due 7/1/2011           Caa1/CCC+      276,900
                                                                 -----------
                                                                   3,240,900
----------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 4.9%
                        Qwest Capital Funding, Inc.
        700,000         Nt.
                        5.875% due 8/3/2004           Caa2/CCC+      701,750
                        Qwest Corp.
        740,000         Debt.
                        7.20% due 11/10/2026           Ba3/B-        728,900
        440,000         Debt.
                        8.875% due 6/1/2031            Ba3/B-        462,000
                        Qwest Svcs. Corp.
        203,000         Nt.+
                        13.50% due 12/15/2010          NR/CCC+       246,645
                        Sprint Capital Corp.
        250,000         Nt.
                        8.375% due 3/15/2012          Baa3/BBB-      291,950
                        Telus Corp.
        200,000         Nt.
                        8.00% due 6/1/2011             Ba1/BBB       233,857
                                                                 -----------
                                                                   2,665,102
----------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                          (COST $47,420,268)                      50,924,269
----------------------------------------------------------------------------

SOVEREIGN DEBT -- 0.8%
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
                        Federative Republic of
                        Brazil
$       425,000         Nt.
                        9.25% due 10/22/2010            B2/B+
                          (COST $420,802)                        $   456,875
----------------------------------------------------------------------------

WARRANTS -- 0.0%
Shares                                                                 Value
----------------------------------------------------------------------------
                        Hayes Lemmerz Int'l., Inc.
            208         exp. 6/3/2006                            $       302
                        XM Satellite Radio, Inc.
            170         exp. 3/15/2010+                                3,527
----------------------------------------------------------------------------
                        TOTAL WARRANTS
                          (COST $180,103)                              3,829
----------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.7%
Principal
Amount                                                                 Value
----------------------------------------------------------------------------
$     1,984,000         State Street Bank and Trust
                        Co.
                        repurchase agreement,
                        dated 12/31/2003, maturity
                        value $1,984,101 at
                        0.92% due 1/2/2004(1)
                          (COST $1,984,000)                      $ 1,984,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.1%
  (COST $50,005,173)                                              53,368,973
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 1.9%                                         1,054,801
----------------------------------------------------------------------------
NET ASSETS -- 100%                                               $54,423,774
----------------------------------------------------------------------------

 *  Unaudited.

 +  Rule 144A restricted security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian VC High Yield Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003
------------------------------------------------------------

ASSETS
  Investments, at market (cost $50,005,173)      $53,368,973
  Cash                                                   172
  Interest receivable                              1,055,316
  Receivable for fund shares sold                     60,071
  Other assets                                           879
                                                 -----------
    TOTAL ASSETS                                  54,485,411
                                                 -----------

LIABILITIES
  Accrued expenses                                    28,135
  Payable for fund shares redeemed                     4,591
  Due to GIS                                          28,911
                                                 -----------
    TOTAL LIABILITIES                                 61,637
                                                 -----------
    NET ASSETS                                   $54,423,774
                                                 ===========
COMPONENTS OF NET ASSETS
  Capital stock, at par                          $     6,459
  Additional paid-in capital                      58,450,821
  Undistributed net investment income                 21,600
  Accumulated net realized loss on investments    (7,418,906)
  Net unrealized appreciation of investments       3,363,800
                                                 -----------
    NET ASSETS                                   $54,423,774
                                                 ===========
SHARES OUTSTANDING--$0.001 PAR VALUE               6,459,380
                                                 ===========
NET ASSET VALUE PER SHARE                        $      8.43
                                                 ===========

------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended
December 31, 2003
------------------------------------------------------------

INVESTMENT INCOME
  Interest                                        $3,685,891
                                                  ----------

  EXPENSES:
    Investment advisory fees--Note B                 276,908
    Custodian fees                                    56,952
    Audit fees                                        26,665
    Directors' fees--Note B                            2,752
    Other                                             10,998
                                                  ----------
    Total Expenses                                   374,275
                                                  ----------
  NET INVESTMENT INCOME                            3,311,616
                                                  ----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS--NOTE C
    Net realized gain on investments               1,077,872
    Net change in unrealized appreciation of
      investments                                  3,121,609
                                                  ----------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS                                    4,199,481
                                                  ----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS    $7,511,097
                                                  ==========

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian VC High Yield Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED DECEMBER 31,
                                                                           2003                   2002
                                                                        -----------            -----------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income                                               $ 3,311,616            $ 2,624,105
    Net realized gain/(loss) on investments                               1,077,872             (2,930,271)
    Net change in unrealized appreciation/(depreciation) of
     investments                                                          3,121,609                655,605
                                                                        -----------            -----------
      NET INCREASE IN NET ASSETS FROM OPERATIONS                          7,511,097                349,439
                                                                        -----------            -----------

  DIVIDENDS TO SHAREHOLDERS FROM:
    Net investment income                                                (3,305,882)            (2,608,239)
                                                                        -----------            -----------

  FROM CAPITAL SHARE TRANSACTIONS:
    Net increase in net assets from capital share
     transactions--Note G                                                14,535,840              5,731,565
                                                                        -----------            -----------
  NET INCREASE IN NET ASSETS                                             18,741,055              3,472,765

NET ASSETS:
Beginning of year                                                        35,682,719             32,209,954
                                                                        -----------            -----------
End of year*                                                            $54,423,774            $35,682,719
                                                                        ===========            ===========

* Includes undistributed net investment income of:                      $    21,600            $    15,866

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian VC High Yield Bond Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIODS
INDICATED:

                                                YEAR ENDED DECEMBER 31,               PERIOD FROM
                                         -------------------------------------   SEPTEMBER 13, 1999+ TO
                                          2003      2002      2001      2000       DECEMBER 31, 1999
                                         --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...  $  7.61   $  8.13   $  8.61   $ 10.04          $  9.99
                                         -------   -------   -------   -------          -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................     0.53      0.63      0.77      0.85             0.23
  Net realized and unrealized
    gain/(loss) on investments.........     0.82     (0.53)    (0.47)    (1.44)            0.05
                                         -------   -------   -------   -------          -------
  Net increase/(decrease) from
    investment operations..............     1.35      0.10      0.30     (0.59)            0.28
                                         -------   -------   -------   -------          -------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income................    (0.53)    (0.62)    (0.78)    (0.84)           (0.23)
                                         -------   -------   -------   -------          -------
NET ASSET VALUE, END OF PERIOD.........  $  8.43   $  7.61   $  8.13   $  8.61          $ 10.04
                                         -------   -------   -------   -------          -------
TOTAL RETURN*..........................    17.95%     1.29%     3.56%    (6.07)%           2.78%(a)
                                         -------   -------   -------   -------          -------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's
    omitted)...........................  $54,424   $35,683   $32,210   $26,834          $25,888
  Ratio of expenses to average net
    assets.............................     0.81%     0.87%     0.90%     0.90%            1.14%(b)
  Ratio of expenses after custody
    credits to average net assets......      N/A       N/A       N/A       N/A             0.99%(b)
  Ratio of net investment income to
    average net assets.................     7.17%     7.88%     8.96%     9.11%            7.66%(b)
  Portfolio turnover rate..............      165%       66%      140%      155%              43%

+  Commencement of operations.

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(a) Not annualized.

(b) Annualized.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian UBS VC Large Cap Value Fund
Schedule of Investments
December 31, 2003


COMMON STOCKS -- 94.6%
Shares                                                                Value
---------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.8%
    14,600  Boeing Co.                                          $   615,244
     4,700  United Technologies Corp.                               445,419
                                                                -----------
                                                                  1,060,663
---------------------------------------------------------------------------
AIRLINES -- 0.4%
    21,800  Delta Airlines, Inc.                                    257,458
---------------------------------------------------------------------------
AUTO COMPONENTS -- 1.2%
     6,000  Johnson Controls, Inc.                                  696,720
---------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.1%
    12,700  Cephalon, Inc.*                                         614,807
---------------------------------------------------------------------------
BUILDING PRODUCTS -- 2.0%
    43,200  Masco Corp.                                           1,184,112
---------------------------------------------------------------------------
CAPITAL MARKETS -- 10.0%
    60,300  J.P. Morgan Chase & Co.                               2,214,819
    38,000  Mellon Financial Corp.                                1,220,180
    41,500  Morgan Stanley                                        2,401,605
                                                                -----------
                                                                  5,836,604
---------------------------------------------------------------------------
COMMERCIAL BANKS -- 7.9%
     6,200  Bank of America Corp.                                   498,666
    13,200  FleetBoston Financial Corp.                             576,180
    19,300  PNC Financial Svcs. Group                             1,056,289
    42,100  Wells Fargo & Co.                                     2,479,269
                                                                -----------
                                                                  4,610,404
---------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 0.9%
    22,500  Hewlett Packard Co.                                     516,825
---------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 1.9%
    24,200  Martin Marietta Materials, Inc.                       1,136,674
---------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 5.7%
    68,600  Citigroup, Inc.                                       3,329,844
---------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.7%
    30,000  BellSouth Corp.                                         849,000
    49,300  SBC Comm., Inc.                                       1,285,251
                                                                -----------
                                                                  2,134,251
---------------------------------------------------------------------------
ELECTRIC UTILITIES -- 6.1%
     9,300  American Electric Power, Inc.                           283,743
    31,200  CMS Energy Corp.*                                       265,824
    14,800  Exelon Corp.                                            982,128
    31,900  FirstEnergy Corp.                                     1,122,880
    13,100  Progress Energy, Inc.                                   592,906
    14,600  TXU Corp.                                               346,312
                                                                -----------
                                                                  3,593,793
---------------------------------------------------------------------------
FOOD AND STAPLES RETAILING -- 1.9%
    22,000  Albertson's, Inc.                                       498,300
    16,400  Costco Wholesale Corp.*                                 609,752
                                                                -----------
                                                                  1,108,052
---------------------------------------------------------------------------
GAS UTILITIES -- 1.2%
    23,800  Sempra Energy                                           715,428
---------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.6%
    11,900  Baxter Int'l., Inc.                                     363,188
---------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 4.4%
     6,400  Anthem, Inc.*                                           480,000
     3,600  Quest Diagnostics, Inc.*                                263,196
    31,700  UnitedHealth Group                                    1,844,306
                                                                -----------
                                                                  2,587,502
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Shares                                                                Value
---------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.3%
     7,600  Newell Rubbermaid, Inc.                             $   173,052
---------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.2%
    11,400  Kimberly-Clark Corp.                                    673,626
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.5%
    20,600  First Data Corp.                                        846,454
---------------------------------------------------------------------------
INSURANCE -- 4.2%
    12,900  AFLAC, Inc.                                             466,722
    16,600  American Int'l. Group, Inc.                           1,100,248
    15,200  Hartford Financial Svcs. Group, Inc.                    897,256
                                                                -----------
                                                                  2,464,226
---------------------------------------------------------------------------
MACHINERY -- 4.1%
    19,400  Illinois Tool Works, Inc.                             1,627,854
    16,900  Pentair, Inc.                                           772,330
                                                                -----------
                                                                  2,400,184
---------------------------------------------------------------------------
MEDIA -- 4.8%
     6,800  Gannett Co., Inc.                                       606,288
     6,600  McGraw-Hill Cos., Inc.                                  461,472
    64,100  Time Warner, Inc.*                                    1,153,159
    13,800  Viacom, Inc.                                            612,444
                                                                -----------
                                                                  2,833,363
---------------------------------------------------------------------------
OIL AND GAS -- 8.7%
     9,200  Anadarko Petroleum Corp.                                469,292
    26,400  ConocoPhillips                                        1,731,048
    70,500  Exxon Mobil Corp.                                     2,890,500
                                                                -----------
                                                                  5,090,840
---------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.0%
    20,400  MeadWestvaco Corp.                                      606,900
---------------------------------------------------------------------------
PHARMACEUTICALS -- 5.1%
    47,000  Bristol-Myers Squibb Corp.                            1,344,200
     4,100  Johnson & Johnson                                       211,806
    33,800  Wyeth                                                 1,434,810
                                                                -----------
                                                                  2,990,816
---------------------------------------------------------------------------
ROAD AND RAIL -- 3.8%
    31,500  Burlington Northern Santa Fe                          1,019,025
    51,100  Norfolk Southern Corp.                                1,208,515
                                                                -----------
                                                                  2,227,540
---------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 4.5%
    29,300  Federal Home Loan Mortgage Corp.                      1,708,776
    26,250  GreenPoint Financial Corp.                              927,150
                                                                -----------
                                                                  2,635,926
---------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 4.6%
    94,900  Nextel Comm., Inc.*                                   2,662,894
---------------------------------------------------------------------------
            TOTAL COMMON STOCKS (COST $42,795,098)              $55,352,146
---------------------------------------------------------------------------
EXCHANGE-TRADED FUND -- 2.4%
    12,550  S&P Depositary Receipts Trust Series 1 exp.
            12/31/2099
              (COST $1,283,278)                                 $ 1,396,564
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN UBS VC LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)


REPURCHASE AGREEMENT -- 3.1%
Principal
Amount                                                                Value
---------------------------------------------------------------------------
$1,781,000  State Street Bank and Trust Co.
            repurchase agreement,
            dated 12/31/2003, maturity
            value $1,781,091 at
            0.92%, due 1/2/2004 (1)
              (COST $1,781,000)                                 $ 1,781,000
---------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
  (COST $45,859,376)                                             58,529,710
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.1)%                                            (36,743)
---------------------------------------------------------------------------
NET ASSETS -- 100%                                              $58,492,967
---------------------------------------------------------------------------

 *  Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian UBS VC Large Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
  Investments, at market (cost $45,859,376)      $58,529,710
  Cash                                                   946
  Receivable for securities sold                     292,348
  Dividends receivable                                77,398
  Receivable for fund shares sold                      2,045
  Other assets                                           159
                                                 -----------
    TOTAL ASSETS                                  58,902,606
                                                 -----------
LIABILITIES
  Payable for securities purchased                   318,879
  Accrued expenses                                    70,499
  Due to GIS                                          20,261
                                                 -----------
    TOTAL LIABILITIES                                409,639
                                                 -----------
    NET ASSETS                                   $58,492,967
                                                 ===========
COMPONENTS OF NET ASSETS
  Capital stock, at par                          $     4,564
  Additional paid-in capital                      43,932,865
  Undistributed net investment income                  4,009
  Accumulated net realized gain on investments     1,881,195
  Net unrealized appreciation of investments      12,670,334
                                                 -----------
    NET ASSETS                                   $58,492,967
                                                 ===========
SHARES OUTSTANDING--$0.001 PAR VALUE               4,564,381
                                                 ===========
NET ASSET VALUE PER SHARE                        $     12.82
                                                 ===========

------------------------------------------------------------

STATEMENT OF OPERATIONS

Period from February 3, 2003+ to
December 31, 2003
------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                      $ 1,180,721
  Interest                                            17,155
                                                 -----------
    Total Income                                   1,197,876
                                                 -----------

  EXPENSES:
    Investment advisory fees--Note B                 422,377
    Legal fees                                        49,724
    Custodian fees                                    38,715
    Printing expense                                  10,452
    Directors' fees--Note B                            3,459
    Other                                             24,652
                                                 -----------
      Total Expenses                                 549,379
                                                 -----------
  NET INVESTMENT INCOME                              648,497
                                                 -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS--NOTE C
    Net realized gain on investments               2,956,987
    Net unrealized appreciation of investments    12,670,334
                                                 -----------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS                                   15,627,321
                                                 -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS   $16,275,818
                                                 ===========

+ Commencement of operations.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian UBS VC Large Cap Value Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                            PERIOD FROM
                                                                        FEBRUARY 3, 2003+ TO
                                                                         DECEMBER 31, 2003
                                                                        --------------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income                                                   $   648,497
    Net realized gain on investments                                          2,956,987
    Net unrealized appreciation of investments                               12,670,334
                                                                            -----------
      NET INCREASE IN NET ASSETS FROM OPERATIONS                             16,275,818
                                                                            -----------

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                      (644,488)
    Net realized gain on investments                                         (1,075,792)
                                                                            -----------
      TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                      (1,720,280)
                                                                            -----------

  FROM CAPITAL SHARE TRANSACTIONS:
    Net increase in net assets from capital share
      transactions--Note G                                                   43,937,429
                                                                            -----------
  NET INCREASE IN NET ASSETS                                                 58,492,967

NET ASSETS:
Beginning of period                                                                  --
                                                                            -----------
End of period*                                                              $58,492,967
                                                                            ===========

+ Commencement of operations.
* Includes undistributed net investment income of:                          $     4,009

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian UBS VC Large Cap Value Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD
INDICATED:

                                                                            PERIOD FROM
                                                                        FEBRUARY 3, 2003+ TO
                                                                         DECEMBER 31, 2003
                                                                        --------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................                  $ 10.00
                                                                              -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................                     0.14
  Net realized and unrealized gain on investments...........                     3.06
                                                                              -------
  Net increase from investment operations...................                     3.20
                                                                              -------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................                    (0.14)
  Net realized gain on investments..........................                    (0.24)
                                                                              -------
  Total dividends and distributions.........................                    (0.38)
                                                                              -------
NET ASSET VALUE, END OF PERIOD..............................                  $ 12.82
                                                                              -------

TOTAL RETURN*...............................................                    32.07%(a)
                                                                              -------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's omitted).................                  $58,493
  Ratio of expenses to average net assets...................                     1.08%(b)
  Ratio of net investment income to average net assets......                     1.27%(b)
  Portfolio turnover rate...................................                       48%

+  Commencement of operations.

* Total return does not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts.
   Inclusion of such charges would reduce the total return for the period shown.

(a) Not annualized.

(b) Annualized.

--------------------------------------------------------------------------------
See notes to financial statements.

                      (This page intentionally left blank)

/ /  The Guardian UBS VC Small Cap Value Fund
Schedule of Investments
December 31, 2003


COMMON STOCKS -- 94.6%
Shares                                                              Value
-------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.5%
   9,500  Esterline Technologies Corp.*                       $   253,365
   4,700  Triumph Group, Inc.*                                    171,080
                                                              -----------
                                                                  424,445
-------------------------------------------------------------------------
AIRLINES -- 1.2%
   8,800  Mesa Air Group, Inc.*                                   110,176
   6,100  Pinnacle Airlines Corp.*                                 84,729
                                                              -----------
                                                                  194,905
-------------------------------------------------------------------------
AUTO COMPONENTS -- 1.4%
   5,400  Superior Industries Int'l., Inc.                        235,008
-------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.4%
   6,400  Apogee Enterprises, Inc.                                 72,640
-------------------------------------------------------------------------
CAPITAL MARKETS -- 1.4%
   7,000  Allied Capital Corp.                                    195,160
   1,600  National Financial Partners Corp.                        44,080
                                                              -----------
                                                                  239,240
-------------------------------------------------------------------------
CHEMICALS -- 2.2%
   6,000  A. Schulman, Inc.                                       127,920
   7,400  Lubrizol Corp.                                          240,648
                                                              -----------
                                                                  368,568
-------------------------------------------------------------------------
COMMERCIAL BANKS -- 11.4%
   6,300  City National Corp.                                     391,356
  19,600  Colonial BancGroup, Inc.                                339,472
   8,600  Cullen/Frost Bankers, Inc.                              348,902
   8,305  F. N. B. Corp.                                          294,412
   2,600  First BanCorp.                                          102,830
   5,300  Greater Bay Bancorp                                     150,944
  10,100  Trustmark Corp.                                         295,627
                                                              -----------
                                                                1,923,543
-------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 4.9%
   7,200  John H. Harland Co.                                     196,560
  11,000  McGrath Rentcorp                                        299,750
   5,000  Mobile Mini, Inc.*                                       98,600
   8,000  New England Business Svc., Inc.                         236,000
                                                              -----------
                                                                  830,910
-------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.4%
   6,400  Harris Corp.                                            242,880
-------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 1.0%
  56,000  Quantum Corp.*                                          174,720
-------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.7%
   2,800  EMCOR Group, Inc.*                                      122,920
-------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.4%
   5,100  Hawaiian Electric Industries, Inc.                      241,587
-------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.6%
  12,300  Regal-Beloit Corp.                                      270,600
-------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 3.7%
  11,100  Methode Electronics, Inc.                               135,753
  10,000  Newport Corp.*                                          165,300
  12,000  Park Electrochemical Corp.                              317,880
                                                              -----------
                                                                  618,933
-------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 3.2%
   8,300  Oceaneering Int'l., Inc.*                               232,400
  12,400  Offshore Logistics, Inc.*                               304,048
                                                              -----------
                                                                  536,448
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Shares                                                              Value
-------------------------------------------------------------------------
FOOD PRODUCTS -- 1.6%
   4,900  Lancaster Colony Corp.                              $   221,284
   2,500  Sensient Technologies Corp.                              49,425
                                                              -----------
                                                                  270,709
-------------------------------------------------------------------------
GAS UTILITIES -- 1.2%
   7,200  AGL Resources, Inc.                                     209,520
-------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 3.8%
   5,300  Haemonetics Corp.*                                      126,617
   1,600  ICU Medical, Inc.*                                       54,848
   7,700  Mentor Corp.                                            185,262
   6,800  Ocular Sciences, Inc.*                                  195,228
  13,700  Theragenics Corp.*                                       74,939
                                                              -----------
                                                                  636,894
-------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 4.1%
   2,400  Apria Healthcare Group, Inc.*                            68,328
   2,400  Coventry Health Care, Inc.*                             154,776
   3,700  RehabCare Group, Inc.*                                   78,662
   7,700  Renal Care Group, Inc.*                                 317,240
  12,300  Stewart Enterprises, Inc.*                               69,864
                                                              -----------
                                                                  688,870
-------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 2.0%
   1,400  Bally Total Fitness Hldg. Corp.*                          9,800
   6,700  CBRL Group, Inc.                                        256,342
   7,300  Dover Downs Gaming & Entertainment, Inc.                 69,058
                                                              -----------
                                                                  335,200
-------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 4.5%
  15,300  Department 56, Inc.*                                    200,430
  10,500  Furniture Brands Int'l., Inc.                           307,965
   3,800  Libbey, Inc.                                            108,224
   4,700  Stanley Furniture Co., Inc.                             148,050
                                                              -----------
                                                                  764,669
-------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.9%
  10,700  ALLETE, Inc.                                            327,420
-------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 1.6%
  12,300  American Management Systems, Inc.*                      185,361
  20,400  Computer Task Group, Inc.*                               79,356
                                                              -----------
                                                                  264,717
-------------------------------------------------------------------------
INSURANCE -- 4.7%
  11,600  AmerUs Group Co.                                        405,652
   3,900  Donegal Group, Inc.                                      85,878
   4,075  Fidelity National Financial, Inc.                       158,029
   4,200  Selective Insurance Group, Inc.                         135,912
                                                              -----------
                                                                  785,471
-------------------------------------------------------------------------
MACHINERY -- 2.0%
   7,800  Federal Signal Corp.                                    136,656
   4,400  Harsco Corp.                                            192,808
                                                              -----------
                                                                  329,464
-------------------------------------------------------------------------
MEDIA -- 1.9%
  10,100  Radio One, Inc.*                                        194,930
   6,900  Saga Comm., Inc.*                                       127,857
                                                              -----------
                                                                  322,787
-------------------------------------------------------------------------
METALS AND MINING -- 1.6%
   6,000  Quanex Corp.                                            276,600
-------------------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 2.6%
  10,300  Equitable Resources, Inc.                               442,076
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN UBS VC SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

-------------------------------------------------------------------------
Shares                                                              Value
-------------------------------------------------------------------------
OIL AND GAS -- 2.1%
   9,900  Cimarex Energy Co.*                                 $   264,231
   2,100  Stone Energy Corp.*                                      89,145
                                                              -----------
                                                                  353,376
-------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.9%
   8,100  Chattem, Inc.*                                          144,990
-------------------------------------------------------------------------
REAL ESTATE -- 7.4%
   3,400  EastGroup Pptys., Inc.                                  110,092
  18,700  Equity Inns, Inc.                                       169,235
  13,600  Innkeepers USA Trust                                    113,832
   5,600  Kilroy Realty Corp.                                     183,400
   6,300  Parkway Pptys., Inc.                                    262,080
   3,400  SL Green Realty Corp.                                   139,570
   9,800  Thornburg Mortgage, Inc.                                266,560
                                                              -----------
                                                                1,244,769
-------------------------------------------------------------------------
ROAD AND RAIL -- 2.7%
   9,000  Genesee & Wyoming, Inc.*                                283,500
   5,000  Yellow Roadway Corp.*                                   180,850
                                                              -----------
                                                                  464,350
-------------------------------------------------------------------------
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 0.8%
   3,600  Dupont Photomasks, Inc.*                                 86,904
   3,000  Integrated Silicon Solution, Inc.*                       47,010
                                                              -----------
                                                                  133,914
-------------------------------------------------------------------------
SOFTWARE -- 1.9%
  11,200  Reynolds & Reynolds Co.                                 325,360
-------------------------------------------------------------------------
SPECIALTY RETAIL -- 3.3%
   6,900  Linens 'n Things, Inc.*                                 207,552
   2,500  Michaels Stores, Inc.                                   110,500
   7,200  Party City Corp.*                                        91,368
   5,050  Rent-A-Center, Inc.*                                    150,894
                                                              -----------
                                                                  560,314
-------------------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 0.4%
   2,800  OshKosh B'Gosh, Inc.                                     60,088
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Shares                                                              Value
-------------------------------------------------------------------------
THRIFTS AND MORTGAGE FINANCE -- 3.2%
   4,400  Independence Community Bank Corp.                   $   158,268
  12,700  IndyMac Bancorp, Inc.                                   378,333
                                                              -----------
                                                                  536,601
-------------------------------------------------------------------------
          TOTAL COMMON STOCKS
            (COST $12,967,729)                                $15,975,506
-------------------------------------------------------------------------

EXCHANGE-TRADED FUND -- 1.3%
   1,300  iShares Russell 2000
            Value Index Fund
            (COST $138,093)                                   $   208,520
-------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 4.0%
Principal
Amount                                                              Value
-------------------------------------------------------------------------
$679,000  State Street Bank and Trust Co.
          repurchase agreement,
          dated 12/31/2003, maturity
          value $679,035 at
          0.92%, due 1/2/2004 (1)
            (COST $679,000)                                   $   679,000
-------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
  (COST $13,784,822)                                           16,863,026
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.1%                                         20,488
-------------------------------------------------------------------------
NET ASSETS -- 100%                                            $16,883,514
-------------------------------------------------------------------------

 *  Non-income producing security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian UBS VC Small Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
  Investments, at market (cost $13,784,822)      $16,863,026
  Cash                                                   284
  Receivable for securities sold                      44,407
  Receivable for fund shares sold                     26,982
  Dividends receivable                                18,959
                                                 -----------
    TOTAL ASSETS                                  16,953,658
                                                 -----------

LIABILITIES
  Accrued expenses                                    37,734
  Payable for securities purchased                    26,473
  Due to GIS                                           5,937
                                                 -----------
    TOTAL LIABILITIES                                 70,144
                                                 -----------
    NET ASSETS                                   $16,883,514
                                                 ===========
COMPONENTS OF NET ASSETS
  Capital stock, at par                          $     1,305
  Additional paid-in capital                      13,401,880
  Accumulated net realized gain on investments       402,125
  Net unrealized appreciation of investments       3,078,204
                                                 -----------
    NET ASSETS                                   $16,883,514
                                                 ===========
SHARES OUTSTANDING--$0.001 PAR VALUE               1,305,157
                                                 ===========
NET ASSET VALUE PER SHARE                        $     12.94
                                                 ===========

------------------------------------------------------------

STATEMENT OF OPERATIONS

Period from February 3, 2003+ to
December 31, 2003
------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                       $  241,198
  Interest                                             6,946
  Less: Foreign tax withheld                             (29)
                                                  ----------
    Total Income                                     248,115
                                                  ----------

  EXPENSES:
    Investment advisory fees--Note B                 118,439
    Custodian fees                                    41,238
    Audit fees                                        22,125
    Legal fees                                         9,881
    Directors' fees--Note B                              694
    Other                                              6,346
                                                  ----------
      Total Expenses                                 198,723
                                                  ----------
  NET INVESTMENT INCOME                               49,392
                                                  ----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS--NOTE C
    Net realized gain on investments               1,105,111
    Net unrealized appreciation of investments     3,078,204
                                                  ----------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS                                    4,183,315
                                                  ----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS    $4,232,707
                                                  ==========

+ Commencement of operations.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian UBS VC Small Cap Value Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                            PERIOD FROM
                                                                        FEBRUARY 3, 2003+ TO
                                                                         DECEMBER 31, 2003
                                                                        --------------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income                                                   $    49,392
    Net realized gain on investments                                          1,105,111
    Net unrealized appreciation of investments                                3,078,204
                                                                            -----------
      NET INCREASE IN NET ASSETS FROM OPERATIONS                              4,232,707
                                                                            -----------

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                       (49,071)
    Net realized gain on investments                                           (703,307)
                                                                            -----------
      TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                        (752,378)
                                                                            -----------

  FROM CAPITAL SHARE TRANSACTIONS:
    Net increase in net assets from capital share
      transactions--Note G                                                   13,403,185
                                                                            -----------
  NET INCREASE IN NET ASSETS                                                 16,883,514

NET ASSETS:
Beginning of period                                                                  --
                                                                            -----------
End of period                                                               $16,883,514
                                                                            ===========

+ Commencement of operations.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian UBS VC Small Cap Value Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD
INDICATED:

                                                                            PERIOD FROM
                                                                        FEBRUARY 3, 2003+ TO
                                                                         DECEMBER 31, 2003
                                                                        --------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................                  $ 10.00
                                                                              -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................                     0.04
  Net realized and unrealized gain on investments...........                     3.50
                                                                              -------
  Net increase from investment operations...................                     3.54
                                                                              -------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................                    (0.04)
  Net realized gain on investments..........................                    (0.56)
                                                                              -------
  Total dividends and distributions.........................                    (0.60)
                                                                              -------
NET ASSET VALUE, END OF PERIOD..............................                  $ 12.94
                                                                              -------
TOTAL RETURN*...............................................                    35.39%(a)
                                                                              -------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's omitted).................                  $16,884
  Ratio of expenses to average net assets...................                     1.68%(b)
  Ratio of net investment income to average net assets......                     0.42%(b)
  Portfolio turnover rate...................................                       75%

+  Commencement of operations.

* Total return does not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total return for the period shown.

(a) Not annualized.

(b) Annualized.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian VC Low Duration Bond Fund
Schedule of Investments
December 31, 2003


ASSET BACKED -- 5.1%
Principal
Amount                                                               Value
--------------------------------------------------------------------------
$      125,000          Chase Manhattan Auto Owner Tr.
                          2003-A A4
                          2.06% due 12/15/2009                $    122,476
        70,000          GMAC Mtg. Corp. Loan Tr.
                          2003-GH1 A4
                          4.59% due 4/25/2026                       71,673
        92,000          Hyundai Auto Receivables Tr.
                          2003-A A4
                          3.02% due 10/15/2010                      91,901
       100,000          PP & L Transition Bond Co. LLC
                          1999-1 A7
                          7.05% due 6/25/2009                      111,765
       155,000          Residential Asset Mtg. Prods., Inc.
                          2002-RS5 AI4
                          4.428% due 9/25/2030                     156,565
--------------------------------------------------------------------------
                        TOTAL ASSET BACKED
                          (COST $555,191)                          554,380
--------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATION -- 6.7%
                        FHLMC
                          2430 GD
$      108,788            6.50% due 11/15/2030                $    111,902
                          2517 TG
       310,000            5.50% due 4/15/2028                      318,182
                        FNMA
                          2002-91 QB
       100,000            5.00% due 3/25/2010                      102,658
                          2002-55 PC
       105,000            5.50% due 4/25/2026                      107,823
        88,229          GNMA
                          2002-93 NV
                          4.75% due 2/20/2032                       88,417
--------------------------------------------------------------------------
                        TOTAL COLLATERALIZED MORTGAGE
                          OBLIGATION
                          (COST $727,067)                          728,982
--------------------------------------------------------------------------

COMMERCIAL MORTGAGE BACKED -- 1.4%
$       94,000          GMAC Comm'l. Mtg. Sec., Inc.
                          1997-C1 A3
                          6.869% due 7/15/2029                $    103,963
        39,583          Morgan Stanley Capital I
                          1999-WF1 A1
                          5.91% due 11/15/2031                      42,099
--------------------------------------------------------------------------
                        TOTAL COMMERCIAL MORTGAGE BACKED
                          (COST $146,618)                          146,062
--------------------------------------------------------------------------

CORPORATE BONDS -- 61.6%
AEROSPACE AND DEFENSE -- 1.5%
$      150,000          Northrop Grumman Corp.
                          7.00% due 3/1/2006                  $    164,308
--------------------------------------------------------------------------
AUTOMOTIVE -- 5.8%
       150,000          DaimlerChrysler NA Hldg.
                          7.40% due 1/20/2005                      158,118
       150,000          Delphi Corp.
                          6.55% due 6/15/2006                      160,956

--------------------------------------------------------------------------
Principal
Amount                                                               Value
--------------------------------------------------------------------------
$      150,000          Ford Motor Credit Co.
                          7.50% due 3/15/2005                 $    158,312
       150,000          General Motors Acceptance Corp.
                          5.25% due 5/16/2005                      155,419
                                                              ------------
                                                                   632,805
--------------------------------------------------------------------------
ENERGY -- 1.5%
       150,000          Repsol Int'l. Fin. BV
                          7.00% due 8/1/2005                       160,560
--------------------------------------------------------------------------
ENTERTAINMENT -- 1.4%
       150,000          Time Warner, Inc.
                          5.625% due 5/1/2005                      157,019
--------------------------------------------------------------------------
FINANCE COMPANIES -- 9.0%
       150,000          American General Fin. Corp.
                          5.875% due 12/15/2005                    160,516
       150,000          Capital One Bank
                          6.875% due 2/1/2006                      162,270
       150,000          CIT Group, Inc.
                          6.625% due 6/15/2005                     160,228
       150,000          General Electric Capital Corp.
                          6.80% due 11/1/2005                      162,883
       150,000          Household Fin. Corp.
                          6.50% due 1/24/2006                      162,221
       150,000          MBNA America Bank NA
                          6.50% due 6/20/2006                      163,318
                                                              ------------
                                                                   971,436
--------------------------------------------------------------------------
FINANCIAL -- 2.9%
       150,000          Bear Stearns Cos., Inc.
                          3.00% due 3/30/2006                      152,259
       150,000          Lehman Brothers Hldgs., Inc.
                          6.25% due 5/15/2006                      162,960
                                                              ------------
                                                                   315,219
--------------------------------------------------------------------------
FINANCIAL-BANKS -- 1.4%
       150,000          KeyCorp
                          4.625% due 5/16/2005                     155,850
--------------------------------------------------------------------------
FOOD AND BEVERAGE -- 4.4%
       150,000          Kellogg Co.
                          6.00% due 4/1/2006                       160,731
       150,000          Kraft Foods, Inc.
                          4.625% due 11/1/2006                     156,529
       150,000          PepsiAmericas, Inc.
                          5.95% due 2/15/2006                      160,900
                                                              ------------
                                                                   478,160
--------------------------------------------------------------------------
HOME CONSTRUCTION -- 0.8%
        75,000          Lennar Corp.
                          9.95% due 5/1/2010                        86,156
--------------------------------------------------------------------------
LODGING -- 1.5%
       150,000          Marriott Int'l., Inc.
                          6.875% due 11/15/2005                    161,843
--------------------------------------------------------------------------
MEDIA-CABLE -- 1.5%
       150,000          Cox Comm., Inc.
                          7.75% due 8/15/2006                      168,248
--------------------------------------------------------------------------
NATURAL GAS-PIPELINES -- 1.5%
       150,000          Duke Energy Field Svcs.
                          7.50% due 8/16/2005                      161,169
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN VC LOW DURATION BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------
Principal
Amount                                                               Value
--------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.0%
$      100,000          Abitibi-Consolidated, Inc.
                          8.30% due 8/1/2005                  $    105,814
--------------------------------------------------------------------------
RAILROADS -- 1.5%
       150,000          Union Pacific Corp.
                          6.40% due 2/1/2006                       161,508
--------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 6.0%
       155,000          Avalon Bay Communities, Inc.
                          6.80% due 7/15/2006                      170,217
                        EOP Operating LP
       150,000            6.625% due 2/15/2005                     157,593
       150,000            6.63% due 4/13/2005                      158,959
       150,000          Simon Ppty. Group LP
                          6.875% due 10/27/2005                    161,493
                                                              ------------
                                                                   648,262
--------------------------------------------------------------------------
RESTAURANTS -- 1.5%
       150,000          YUM! Brands, Inc.
                          7.45% due 5/15/2005                      159,938
--------------------------------------------------------------------------
SERVICES -- 1.5%
       150,000          Cendant Corp.
                          6.875% due 8/15/2006                     164,571
--------------------------------------------------------------------------
SUPERMARKETS -- 2.9%
       150,000          Kroger Co.
                          7.375% due 3/1/2005                      158,918
       150,000          Safeway, Inc.
                          3.80% due 8/15/2005                      153,156
                                                              ------------
                                                                   312,074
--------------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 6.5%
       150,000          Dominion Resources, Inc.
                          2.80% due 2/15/2005                      151,546
       150,000          National Rural Utilities Coop. Fin.
                          3.00% due 2/15/2006                      151,873
       150,000          Nisource Fin. Corp.
                          7.625% due 11/15/2005                    163,875
       125,000          PSEG Power LLC
                          6.875% due 4/15/2006                     136,274
       100,000          Sierra Pacific Resources
                          6.20% due 4/15/2004                      100,625
                                                              ------------
                                                                   704,193
--------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 1.5%
       150,000          AT & T Wireless Svcs., Inc.
                          6.875% due 4/18/2005                     158,601
--------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 6.0%
       150,000          British Telecom. PLC
                          7.875% due 12/15/2005                    165,302

--------------------------------------------------------------------------
Principal
Amount                                                               Value
--------------------------------------------------------------------------
$      150,000          Deutsche Telekom Int'l. Fin. BV
                          8.25% due 6/15/2005                 $    162,713
       150,000          Sprint Capital Corp.
                          7.90% due 3/15/2005                      159,790
       150,000          Telefonica Europe BV
                          7.35% due 9/15/2005                      162,776
                                                              ------------
                                                                   650,581
--------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                          (COST $6,641,811)                      6,678,315
--------------------------------------------------------------------------

SOVEREIGN DEBT -- 1.5%
$      150,000          Petroleos Mexicanos
                          6.50% due 2/1/2005
                          (COST $157,128)                     $    156,937
--------------------------------------------------------------------------

U.S. GOVERNMENT -- 20.9%
U.S. TREASURY NOTES -- 20.9%
                        U.S. Treasury Notes
$      780,000            1.625%, 2005                        $    779,156
       215,000            1.875%, 11/30/2005                       215,403
       210,000            2.375%, 8/15/2006                        211,132
     1,055,000            2.625%, 11/15/2006                     1,064,314
--------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT
                          (COST $2,263,050)                      2,270,005
--------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 5.4%
$      583,000          State Street Bank and Trust Co.
                        repurchase agreement,
                        dated 12/31/2003, maturity
                        value $583,030 at
                        0.92%, due 1/2/2004 (1)
                          (COST $583,000)                     $    583,000
--------------------------------------------------------------------------
TOTAL INVESTMENTS -- 102.6%
  (COST $11,073,865)                                            11,117,681
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (2.6)%                                          (277,223)
--------------------------------------------------------------------------
NET ASSETS -- 100%                                            $ 10,840,458
--------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian VC Low Duration Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
  Investments, at market (cost $11,073,865)      $11,117,681
  Cash                                                   220
  Interest receivable                                118,904
  Receivable for fund shares sold                     14,178
  Other assets                                           154
                                                 -----------
    TOTAL ASSETS                                  11,251,137
                                                 -----------
LIABILITIES
  Payable for securities purchased                   250,916
  Payable for fund shares redeemed                   134,910
  Accrued expenses                                    20,579
  Due to GIS                                           4,274
                                                 -----------
    TOTAL LIABILITIES                                410,679
                                                 -----------
    NET ASSETS                                   $10,840,458
                                                 ===========
COMPONENTS OF NET ASSETS
  Capital stock, at par                          $     1,078
  Additional paid-in capital                      10,799,558
  Undistributed net investment income                    366
  Accumulated net realized loss on investments        (4,360)
  Net unrealized appreciation of investments          43,816
                                                 -----------
    NET ASSETS                                   $10,840,458
                                                 ===========
SHARES OUTSTANDING--$0.001 PAR VALUE               1,078,085
                                                 ===========
NET ASSET VALUE PER SHARE                        $     10.06
                                                 ===========

------------------------------------------------------------

STATEMENT OF OPERATIONS
Period from August 28, 2003+ to
December 31, 2003
------------------------------------------------------------

INVESTMENT INCOME
  Interest                                           $83,434
                                                     -------

  EXPENSES:
    Investment advisory fees--Note B                  14,030
    Audit fees                                        23,400
    Custodian fees                                     9,129
    Legal fees                                         5,566
    Directors' fees--Note B                               60
    Other                                              2,160
                                                     -------
      Total Expenses                                  54,345
                                                     -------
  NET INVESTMENT INCOME                               29,089
                                                     -------

REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS--NOTE C
    Net realized gain on investments                   7,161
    Net unrealized appreciation of investments        43,816
                                                     -------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS     50,977
                                                     -------
    NET INCREASE IN NET ASSETS FROM OPERATIONS       $80,066
                                                     =======

+ Commencement of operations.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  The Guardian VC Low Duration Bond Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                                            PERIOD FROM
                                                                        AUGUST 28, 2003+ TO
                                                                         DECEMBER 31, 2003
                                                                        -------------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS:
    Net investment income                                                   $    29,089
    Net realized gain on investments                                              7,161
    Net unrealized appreciation of investments                                   43,816
                                                                            -----------
      NET INCREASE IN NET ASSETS FROM OPERATIONS                                 80,066
                                                                            -----------

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                       (28,746)
    Net realized gain on investments                                            (11,498)
                                                                            -----------
      TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                         (40,244)
                                                                            -----------
  FROM CAPITAL SHARE TRANSACTIONS:
    Net increase in net assets from capital share
      transactions--Note G                                                   10,800,636
                                                                            -----------
  NET INCREASE IN NET ASSETS                                                 10,840,458

NET ASSETS:
Beginning of period                                                                  --
                                                                            -----------
End of period*                                                              $10,840,458
                                                                            ===========

+ Commencement of operations.
* Includes undistributed net investment income of:                          $       366

--------------------------------------------------------------------------------
See notes to financial statements.

/ /  The Guardian VC Low Duration Bond Fund

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD
INDICATED:

                                                                            PERIOD FROM
                                                                        AUGUST 28, 2003+ TO
                                                                         DECEMBER 31, 2003
                                                                        -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................                  $ 10.00
                                                                              -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................                     0.03
  Net realized and unrealized gain on investments...........                     0.07
                                                                              -------
  Net increase from investment operations...................                     0.10
                                                                              -------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................                    (0.03)
  Net realized gain on investments..........................                    (0.01)
                                                                              -------
  Total dividends and distributions.........................                    (0.04)
                                                                              -------
NET ASSET VALUE, END OF PERIOD..............................                  $ 10.06
                                                                              -------
TOTAL RETURN*...............................................                     0.97%(a)
                                                                              -------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's omitted)...................                  $10,840
  Ratio of expenses to average net assets...................                     1.74%(b)
  Ratio of net investment income to average net assets......                     0.93%(b)
  Portfolio turnover rate...................................                       92%

+  Commencement of operations.

* Total return does not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts.
   Inclusion of such charges would reduce the total return for the period shown.

(a) Not annualized.

(b) Annualized.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

/ /  THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

     - The Guardian Stock Fund
     - The Guardian VC 500 Index Fund
     - The Guardian VC Asset Allocation Fund
     - The Guardian VC High Yield Bond Fund
     - The Guardian UBS VC Large Cap Value Fund
     - The Guardian UBS VC Small Cap Value Fund
     - The Guardian VC Low Duration Bond Fund

/ /  THE GUARDIAN BOND FUND, INC.

/ /  THE GUARDIAN CASH FUND, INC.

COMBINED NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE A.  ORGANIZATION AND ACCOUNTING POLICIES

     The Guardian Variable Contract Funds, Inc. (GVCF) was organized in March 1983 and was formerly known as "The Guardian Stock Fund, Inc." Shares are offered in seven series: The Guardian Stock Fund (GSF), The Guardian VC 500 Index Fund (GVC500IF), The Guardian VC Asset Allocation Fund (GVCAAF), The Guardian VC High Yield Bond Fund (GVCHYBF), The Guardian UBS VC Large Cap Value Fund (GLCVF), The Guardian UBS VC Small Cap Value Fund (GSCVF) and The Guardian VC Low Duration Bond Fund (GVLDBF).

     On February 3, 2003 GLCVF and GSCVF commenced operations. GLCVF and GSCVF sold 937,500 and 437,500 shares to The Guardian Life Insurance Company of America (Guardian Life) for $9,375,000 and $4,375,000, respectively.

     On August 28, 2003, GVLDBF commenced operations. GVLDBF sold 750,000 shares to Guardian Life for $7,500,000.

     GVCF, The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc.
(GCF) are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Each series of GVCF and GBF and GCF are referred to collectively as the "Funds" and individually as a "Fund."

     GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GVC500IF, GVCAAF, GVCHYBF, GLCVF, GSCVF, GVLDBF, GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of Guardian Life. GSF's Class II shares are available only through the ownership of annuity and insurance products offered by other insurance companies. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of December 31, 2003, no Class II shares have been issued.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

     Significant accounting policies of the Funds are as follows:

Investments

     Securities listed on national securities exchanges are valued at the last sale price on these exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. In GVCAAF, investments in the underlying Funds are valued at the closing net asset value of each underlying Fund on the day of valuation.

     Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Futures contracts are valued at the settlement prices established each day by the exchanges on which they are traded.

     Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities, restricted securities and foreign securities subject to a "significant event") are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors. A "significant event" is an event that will affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before the Fund's NAV is calculated.

     Repurchase agreements are carried at cost which approximates market value (see Note D). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

     Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

     GSF, GVC500IF, GVCHYBF, GLCVF, GSCVF and GVLDBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

     (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

     (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations as follows:

     Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains or losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

     GSF, GVC500IF, GVCAAF, GVCHYBF, GLCVF and GSCVF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When forward contracts are closed, the Funds will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Futures Contracts

     GSF, GVC500IF, GVCAAF, GVCHYBF, GLCVF, GSCVF and GVLDBF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, the Funds may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

     Dividends from net investment income are declared and paid semi-annually for GSF, GVC500IF, GVCAAF, GVCHYBF, GLCVF, GSCVF, GVLDBF and GBF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Most of the dividends or distributions are credited in the form of additional shares of the applicable Fund at such Fund's net asset value on the ex-dividend date.

     GCF earns interest on its investments and declares all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are declared as a dividend on the next business day. All dividends and distributions are credited in the form of additional shares of GCF at GCF's net asset value on the payable date.

     All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income.

     The tax character of distributions paid to shareholders during 2003 and 2002 were as follows:

                   ORDINARY      LONG-TERM
                    INCOME      CAPITAL GAIN      TOTAL
                  ----------------------------------------
                                    2003
                  ----------------------------------------
GSF               $14,282,918    $       --    $14,282,918
GVC500IF            2,256,926            --      2,256,926
GVCAAF              1,287,567            --      1,287,567
GVCHYBF             3,305,882            --      3,305,882
GLCVF               1,720,280            --      1,720,280
GSCVF                 752,378            --        752,378
GVLDBF                 40,244            --         40,244
GBF                20,730,300     6,138,101     26,868,401
GCF                 2,983,035            --      2,983,035

                  ----------------------------------------
                                    2002
                  ----------------------------------------
GSF               $14,289,601    $       --    $14,289,601
GVC500IF            3,699,725            --      3,699,725
GVCAAF                763,200            --        763,200
GVCHYBF             2,608,240            --      2,608,240
GBF                18,207,257       727,229     18,934,486
GCF                 6,052,868            --      6,052,868

     As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                  LONG-TERM GAIN/
                                   (POST-OCTOBER
                  UNDISTRIBUTED       LOSS)/          UNREALIZED
                    ORDINARY       (CAPITAL LOSS    APPRECIATION/
                     INCOME        CARRYFORWARD)    (DEPRECIATION)
                  -------------   ---------------   --------------
GSF                $9,061,551      $(663,851,690)    $151,773,206
GVC500IF               14,041       (127,310,655)       3,112,150
GVCAAF                  5,913         (5,277,249)      (2,871,831)
GVCHYBF                21,600         (7,377,028)       3,321,920
GLCVF               1,924,908                 --       12,630,630
GSCVF                 410,238                 --        3,070,091
GVLDBF                    366             (3,025)          42,481
GBF                   636,822            708,482        7,666,106
GCF                    13,410            (13,410)              --

Taxes

     Each Fund has qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

     For the year ended December 31, 2003, for federal income tax purposes, the following Funds have post-October capital losses and net capital losses carryforward of:

                  POST-OCTOBER   CAPITAL LOSS   EXPIRATION
                  CAPITAL LOSS   CARRYFORWARD      DATE
                  ------------   ------------   ----------
GSF                $1,522,641    $326,068,710      2009
GSF                        --     240,321,401      2010
GSF                        --      95,938,938      2011
GVC500IF                   --       1,090,651      2009
GVC500IF                   --     114,272,919      2010
GVC500IF                   --      11,947,085      2011
GVCAAF                     --       1,686,070      2009
GVCAAF                     --       3,591,179      2010
GVCHYBF                    --          29,987      2007
GVCHYBF                    --         965,463      2008
GVCHYBF                    --       3,495,562      2009
GVCHYBF                    --       2,886,016      2010
GVLDBF                  3,025              --
GCF                     5,501           7,909      2011

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

     During the year ended December 31, 2003, certain Funds reclassified amounts to paid-in capital from undistributed/(distributions in excess) of net investment income and accumulated net realized gain/(loss) on investments. Increases/(decreases) to the various capital accounts were as follows:

                              UNDISTRIBUTED/
                              (DISTRIBUTIONS    ACCUMULATED
                              IN EXCESS) OF     NET REALIZED
                   PAID-IN    NET INVESTMENT   GAIN (LOSS) ON
                   CAPITAL        INCOME        INVESTMENTS
                  ---------   --------------   --------------
GSCVF             $      --      $   (321)       $     321
GVLDBF                   --            23              (23)

NOTE B.  INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO OR FROM RELATED PARTIES

     Guardian Investor Services LLC (GIS), a wholly-owned subsidiary of GIAC, provides investment advisory services to each of the Funds. GSF, GVCAAF, GBF and GCF pay investment advisory fees at an annual rate of .50% of the average daily net assets of each Fund. GVC500IF, GVCHYBF and GVLDBF pay investment advisory fees at an annual rate of .25%, .60% and .45% respectively, of their average daily net assets. GIS voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeds .28% of the average daily net assets of GVC500IF. GIS subsidized .12% of the ordinary operating expenses of GVC500IF or $168,231 for the year ended December 31, 2003.

     There are no duplicative advisory fees charged to GVCAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory fees are paid at the underlying Fund level.

     GLCVF pays investment advisory fees to GIS at an annual rate of .83% of its average daily net assets. GSCVF pays investment advisory fees to GIS at an annual rate of 1.00% of its average daily net assets for the first $50 million and an annual rate of .95% of its average daily net assets in excess of $50 million. GIS has entered into a sub-investment advisory agreement with UBS Global Asset Management (Americas), Inc. (UBS Global AM). UBS Global AM is responsible for the day-to-day management of GLCVF and GSCVF. GIS continually monitors and evaluates the performance of UBS Global AM. As compensation for its services, GIS pays UBS Global AM at an annual rate of .43% of GLCVF's average daily net assets and at an annual rate of .60% for the first $50 million and at an annual rate of .55% in excess of $50 million of GSCVF's average daily net assets. Payment of sub-investment advisory fees does not represent a separate or additional expense to GLCVF and GSCVF.

     The Guardian Fund Complex pays directors who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain directors who are interested persons. Certain officers and directors of the Funds are affiliated with GIS.

NOTE C.  INVESTMENT TRANSACTIONS
     Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2003 were as follows:

--------------------------------------------------------
                            GSF               GVC500IF
--------------------------------------------------------
Purchases              $1,019,971,611       $ 25,184,966
Proceeds               $1,143,477,876       $ 16,212,879
--------------------------------------------------------
                           GVCAAF             GVCHYBF
--------------------------------------------------------
Purchases              $    2,000,000       $ 85,091,206
Proceeds               $           --       $ 69,610,940
--------------------------------------------------------
                           GLCVF               GSCVF
--------------------------------------------------------
Purchases              $   66,288,248       $ 21,155,406
Proceeds               $   25,166,862       $  9,154,695
--------------------------------------------------------
                           GVLDBF               GBF
--------------------------------------------------------
Purchases              $   18,502,610       $925,113,407
Proceeds               $    7,914,568       $890,197,254
--------------------------------------------------------

     The gross unrealized appreciation and depreciation of investments excluding foreign currency and futures at December 31, 2003 were as follows:

                                   GSF               GVC500IF
                              --------------       ------------
Appreciation                  $  182,154,408       $ 25,627,173
Depreciation                     (30,381,202)       (22,515,023)
                              --------------       ------------
Net Unrealized
  Appreciation                $  151,773,206       $  3,112,150
                              ==============       ============
Cost of investments
  for tax purposes            $1,286,306,376       $167,507,472
                              ==============       ============
                                  GVCAAF             GVCHYBF
                              --------------       ------------
Appreciation                  $      239,685       $  3,559,707
Depreciation                      (3,111,516)          (237,787)
                              --------------       ------------
Net Unrealized
  Appreciation/
  (Depreciation)              $   (2,871,831)      $  3,321,920
                              ==============       ============
Cost of investments
  for tax purposes            $   51,707,607       $ 50,047,053
                              ==============       ============
                                  GLCVF               GSCVF
                              --------------       ------------
Appreciation                  $   12,678,047       $  3,138,749
Depreciation                         (47,417)           (68,658)
                              --------------       ------------
Net Unrealized
  Appreciation                $   12,630,630       $  3,070,091
                              ==============       ============
Cost of investments
  for tax purposes            $   45,899,080       $ 13,792,935
                              ==============       ============
                                  GVLDBF               GBF
                              --------------       ------------
Appreciation                  $       48,062       $  8,682,943
Depreciation                          (5,581)        (1,016,837)
                              --------------       ------------
Net Unrealized
  Appreciation                $       42,481       $  7,666,106
                              ==============       ============
Cost of investments
  for tax purposes            $   11,075,200       $407,786,522
                              ==============       ============

NOTE D.  REPURCHASE AGREEMENTS

     The collateral received for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

NOTE E.  REVERSE REPURCHASE AGREEMENTS

     GVCAAF, GVCHYBF, GVLDBF and GBF may enter into reverse repurchase agreements with banks or third-party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GVCAAF, GVCHYBF, GVLDBF and GBF enter into a reverse repurchase agreement, the Funds establish and segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GVCAAF, GVCHYBF, GVLDBF and GBF may be unable to deliver the securities when the Funds seek to repurchase them.

NOTE F.  DOLLAR ROLL TRANSACTIONS

     GVCAAF, GVCHYBF, GVLDBF and GBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that they hold with an agreement by the Funds to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GVCAAF, GVCHYBF, GVLDBF and GBF may be unable to deliver the securities when the Funds seek to repurchase them.

NOTE G.  TRANSACTIONS IN CAPITAL STOCK

     There are 1,000,000,000 shares of $0.001 par value capital stock authorized for GVCF divided into two classes, designated Class I and Class II shares. GSF Class I consists of 250,000,000 shares; GVC500IF Class I consists of 200,000,000 shares; GVCAAF Class I and GVCHYBF Class I, GLCVF Class I, GSCVF Class I and GVLDBF Class I each consist of 100,000,000 shares; and GSF Class II consists of 50,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for each of GBF and GCF. Through December 31, 2003, no Class II shares of GSF were issued. Transactions in capital stock were as follows:

/ / THE GUARDIAN STOCK FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2003                   2002                   2003                   2002
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   2,378,308              4,673,210           $  58,054,551          $ 113,023,863
Shares issued in reinvestment of
  dividends                                     572,232                544,573              14,282,918             14,289,601
Shares repurchased                           (9,789,282)           (16,305,105)           (233,725,248)          (405,121,253)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                 (6,838,742)           (11,087,322)          $(161,387,779)         $(277,807,789)
=================================================================================================================================

/ / THE GUARDIAN VC 500 INDEX FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2003                   2002                   2003                   2002
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   5,826,392              4,629,458           $  41,645,719          $  33,546,602
Shares issued in reinvestment of
  dividends                                     243,758                466,126               1,889,505              3,272,431
Shares repurchased                           (4,941,832)           (28,535,396)            (35,442,423)          (180,704,229)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                       1,128,318            (23,439,812)          $   8,092,801          $(143,885,196)
=================================================================================================================================

/ / THE GUARDIAN VC ASSET ALLOCATION FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2003                   2002                   2003                   2002
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                  1,121,572                483,905            $   8,521,120          $   3,738,324
Shares issued in reinvestment of
  dividends                                    162,651                 97,846                1,287,567                763,200
Shares repurchased                            (553,952)              (676,754)              (3,988,493)            (4,922,230)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                        730,271                (95,003)           $   5,820,194          $    (420,706)
=================================================================================================================================

/ / THE GUARDIAN VC HIGH YIELD BOND FUND

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2003                   2002                   2003                   2002
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   6,266,235              1,545,453           $  51,201,342          $  12,303,195
Shares issued in reinvestment of
  dividends                                     394,972                336,975               3,305,882              2,608,239
Shares repurchased                           (4,890,079)            (1,157,087)            (39,971,384)            (9,179,869)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                  1,771,128                725,341           $  14,535,840          $   5,731,565
=================================================================================================================================

/ / THE GUARDIAN UBS VC LARGE CAP VALUE FUND

                                            Period from                                   Period from
                                         February 3, 2003+                             February 3, 2003+
                                        to December 31, 2003                          to December 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                    5,464,736                                 $  54,542,249
Shares issued in reinvestment of
  dividends and distributions                    136,708                                     1,720,279
Shares repurchased                            (1,037,063)                                  (12,325,099)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                   4,564,381                                 $  43,937,429
=================================================================================================================================

/ / THE GUARDIAN UBS VC SMALL CAP VALUE FUND

                                            Period from                                   Period from
                                         February 3, 2003+                             February 3, 2003+
                                        to December 31, 2003                          to December 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                    1,494,804                                 $  15,721,510
Shares issued in reinvestment of
  dividends and distributions                     57,573                                       752,378
Shares repurchased                              (247,220)                                   (3,070,703)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                   1,305,157                                 $  13,403,185
=================================================================================================================================

/ / THE GUARDIAN VC LOW DURATION BOND FUND

                                            Period from                                   Period from
                                          August 28, 2003+                              August 28, 2003+
                                        to December 31, 2003                          to December 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
                                               Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                    1,244,113                                 $  12,470,704
Shares issued in reinvestment of
  dividends and distributions                      4,004                                        40,244
Shares repurchased                              (170,032)                                   (1,710,312)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                   1,078,085                                 $  10,800,636
=================================================================================================================================

/ / THE GUARDIAN BOND FUND, INC.

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2003                   2002                   2003                   2002
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                   4,877,903              8,874,148           $  61,955,241          $ 109,477,341
Shares issued in reinvestment of
  dividends and distributions                 2,131,412              1,512,712              26,463,213             18,657,670
Shares repurchased                          (10,364,326)            (5,493,407)           (131,588,883)           (67,753,956)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                      (3,355,011)             4,893,453           $ (43,170,429)         $  60,381,055
=================================================================================================================================

+ Commencement of operations.

/ / THE GUARDIAN CASH FUND, INC.

                                                  Year Ended December 31,                       Year Ended December 31,
                                                2003                   2002                   2003                   2002
---------------------------------------------------------------------------------------------------------------------------------
                                                          Shares                                        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold                                  45,759,464             66,681,009           $ 457,594,639          $ 666,810,091
Shares issued in reinvestment of
  dividends                                     298,303                605,287               2,983,035              6,052,868
Shares repurchased                          (59,701,929)           (69,537,300)           (597,019,290)          (695,373,004)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                (13,644,162)            (2,251,004)          $(136,441,616)         $ (22,510,045)
=================================================================================================================================

NOTE H.  LINE OF CREDIT

     A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 2003, none of the Funds borrowed against this line of credit.

     The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

NOTE I.  INVESTMENTS IN AFFILIATES(1)

     A summary of GVCAAF transactions in affiliated security during the year ended December 31, 2003 is set forth below:

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Dividends
                                 Balance of      Gross                   Balance of                   Included
                                Shares Held    Purchases     Gross      Shares Held       Value          in       Net Realized
                                December 31,      and      Sales and    December 31,   December 31,   Dividend    Gain/(Loss)
        Name of Issuer              2002       Additions   Reductions       2003           2003        Income       on Sales
------------------------------------------------------------------------------------------------------------------------------
The Guardian VC 500 Index Fund   3,100,828      280,112        --        3,380,940     $27,520,852    $367,420        $ --
------------------------------------------------------------------------------------------------------------------------------

NOTE J.  MANAGEMENT INFORMATION (UNAUDITED)

     The directors and officers are named below. Information about their principal occupations and certain other affiliations during the past five years is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is composed of (1) GVCF(2), (2) GBF, (3) GCF, (4) The Park Avenue Portfolio(3) (a series trust that issues its shares in thirteen series), and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

(1) Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

(2) During the year, The GVCF included three new series: The Guardian UBS VC Large Cap Value Fund, The Guardian UBS VC Small Cap Value Fund and The Guardian VC Low Duration Bond Fund.

(3) During the year, The Park Avenue Portfolio included three new series: The Guardian UBS Large Cap Value Fund, The Guardian UBS Small Cap Value Fund and The Guardian Low Duration Bond Fund.

                                                                                                 NUMBER OF FUNDS
                                         TERM OF                                                     IN THE
                                        OFFICE AND                                                GUARDIAN FUND
                              POSITION  LENGTH OF                                                    COMPLEX
                                WITH       TIME                PRINCIPAL OCCUPATIONS                OVERSEEN
NAME, ADDRESS AND AGE          FUNDS     SERVED+                DURING PAST 5 YEARS                BY DIRECTOR
----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*


Arthur V. Ferrara (73)        Director  Since 1987   Retired. Former Chairman of the Board and         25
Box 902                                              Chief Executive Officer, The Guardian Life
East Orleans, Massachusetts                          Insurance Company of America. Director
02463                                                (Trustee) of all of the mutual funds
                                                     within the Guardian Fund Complex.


Leo R. Futia (84)             Director  Since 1982   Retired. Former Chairman of the Board and         25
18 Interlaken Road                                   Chief Executive Officer, The Guardian Life
Greenwich, Connecticut                               Insurance Company of America. Director
06830                                                (Trustee) of all of the mutual funds
                                                     within the Guardian Fund Complex.


Dennis J. Manning (56)        Director  Since 2003   Chairman of The Board and Chief Executive         25
81 Graenest Ridge Road                               Officer, The Guardian Life Insurance
Wilton, Connecticut                                  Company of America, since 1/03. President
06897                                                and Chief Operating Officer, 1/02 to
                                                     12/02; Director since 1/02; Executive Vice
                                                     President and Chief Operating Officer,
                                                     1/01 to 12/01; Executive Vice President,
                                                     Individual Markets and Group Pensions,
                                                     1/99 to 12/00. Director (Trustee) of all
                                                     of the mutual funds within the Guardian
                                                     Fund Complex.


DISINTERESTED DIRECTORS


Frank J. Fabozzi, Ph.D. (55)  Director  Since 1992   Adjunct Professor of Finance, School of           25
858 Tower View Circle                                Management -- Yale University, 2/94 to
New Hope, Pennsylvania                               present; Editor, Journal of Portfolio
18938                                                Management. Director (Trustee) of all of
                                                     the mutual funds within the Guardian Fund
                                                     Complex.


William W. Hewitt, Jr. (75)   Director  Since 1989   Retired. Former Executive Vice President,         25
c/o Guardian Investor                                Shearson Lehman Brothers, Inc. Director
Services LLC                                         (Trustee) of all of the mutual funds
7 Hanover Square                                     within the Guardian Fund Complex.
New York, New York
10004


Dr. Sidney I. Lirtzman (73)   Director  Since 1987   Emanuel Saxe Professor of Management 9/96         25
38 West 26th Street                                  to present, City University of New
New York, New York                                   York -- Baruch College; Dean of the
10010                                                Zicklin School of Business 10/95 to 9/02;
                                                     Interim President 9/99 to 9/00. President,
                                                     Fairfield Consulting Associates, Inc.
                                                     Director (Trustee) of all of the mutual
                                                     funds within the Guardian Fund Complex.


                                      OTHER
NAME, ADDRESS AND AGE             DIRECTORSHIPS
----------------------------  ---------------------
INTERESTED DIRECTORS*

Arthur V. Ferrara (73)        Director of various
Box 902                       mutual funds
East Orleans, Massachusetts   sponsored by Gabelli
02463                         Asset Management.

Leo R. Futia (84)             None.
18 Interlaken Road
Greenwich, Connecticut
06830

Dennis J. Manning (56)        Director of The
81 Graenest Ridge Road        Guardian Insurance &
Wilton, Connecticut           Annuity Company, Inc.
06897                         Manager, Guardian
                              Investor Services LLC
                              and Park Avenue
                              Securities LLC.
                              Director of various
                              Guardian Life
                              subsidiaries.

DISINTERESTED DIRECTORS

Frank J. Fabozzi, Ph.D. (55)  Director (Trustee) of
858 Tower View Circle         various closed-end
New Hope, Pennsylvania        investment companies
18938                         sponsored by
                              BlackRock Financial
                              Management. Director
                              of BlackRock Funds.

William W. Hewitt, Jr. (75)   None.
c/o Guardian Investor
Services LLC
7 Hanover Square
New York, New York
10004

Dr. Sidney I. Lirtzman (73)   None.
38 West 26th Street
New York, New York
10010

* "Interested" Director means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.

+ There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

                                                                                                 NUMBER OF FUNDS
                                         TERM OF                                                     IN THE
                                        OFFICE AND                                                GUARDIAN FUND
                              POSITION  LENGTH OF                                                    COMPLEX
                                WITH       TIME                PRINCIPAL OCCUPATIONS                OVERSEEN
NAME, ADDRESS AND AGE          FUNDS     SERVED+                DURING PAST 5 YEARS                BY DIRECTOR
----------------------------------------------------------------------------------------------------------------


Carl W. Schafer (67)          Director  Since 1996   President, Atlantic Foundation (a private         25
66 Witherspoon Street, #1100                         charitable foundation). Director of Labor
Princeton, New Jersey                                Ready, Inc. (provider of temporary manual
08542                                                labor) and Frontier Oil Corporation.
                                                     Director (Trustee) of all of the mutual
                                                     funds within the Guardian Fund Complex.


Robert G. Smith, Ph.D. (71)   Director  Since 1982   Chairman and Chief Executive Officer,             25
132 East 72nd Street                                 Smith Affiliated Capital Corp. since 4/82.
New York, New York                                   Director (Trustee) of all of the mutual
10021                                                funds within the Guardian Fund Complex.


                                      OTHER
NAME, ADDRESS AND AGE             DIRECTORSHIPS
----------------------------  ---------------------

Carl W. Schafer (67)          Director (Trustee) of
66 Witherspoon Street, #1100  various mutual funds
Princeton, New Jersey         sponsored by UBS
08542                         Global Asset
                              Management (US) Inc.
                              (f/k/a Mitchell
                              Hutchins Asset
                              Management, Inc.) and
                              UBS PaineWebber,
                              Inc., Harding Loevner
                              (3 funds) and Ell
                              Realty Securities
                              Trust.

Robert G. Smith, Ph.D. (71)   Governor appointments
132 East 72nd Street          as Director of New
New York, New York            York Health Care
10021                         Reform Act Charitable
                              Organization and
                              Nassau County Interim
                              Finance Authority.
                              Senior private member
                              of the New York State
                              Financial Control
                              Board for New York
                              City. Senior Director
                              for the New York
                              State Comptroller's
                              Investment Advisory
                              Committee for State
                              Pension Funds (Common
                              Fund).

                                                                                                                    NUMBER OF FUNDS
                                              TERM OF                                                                   IN THE
                                             OFFICE AND                                                              GUARDIAN FUND
                                POSITION     LENGTH OF                                                                COMPLEX FOR
                                  WITH          TIME                       PRINCIPAL OCCUPATIONS                     WHICH OFFICER
NAME, ADDRESS AND AGE             FUNDS       SERVED+                       DURING PAST 5 YEARS                         SERVES
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS


Joseph A. Caruso (51)         Senior Vice    Since 1992   Senior Vice President and Corporate Secretary, The              25
                              President and               Guardian Life Insurance Company of America since 1/01;
                              Secretary                   Vice President and Corporate Secretary prior thereto.
                                                          Director, Senior Vice President and Secretary, The
                                                          Guardian Insurance & Annuity Company, Inc. Manager,
                                                          Senior Vice President and Corporate Secretary, Guardian
                                                          Investor Services LLC. Senior Vice President and
                                                          Secretary, Park Avenue Life Insurance Company, Park
                                                          Avenue Securities LLC, Guardian Baillie Gifford
                                                          Limited, and all of the mutual funds within the
                                                          Guardian Fund Complex.


Howard W. Chin (51)           Managing       Since 1997   Managing Director, The Guardian Life Insurance Company          15
                              Director                    of America since 9/97. Officer of various mutual funds
                                                          within the Guardian Fund Complex.


Richard A. Cumiskey (43)      Compliance     Since 2002   Second Vice President, Equity Administration and                25
                              Officer                     Oversight, The Guardian Life Insurance Company of
                                                          America since 1/01; Assistant Vice President, Equity
                                                          Administration and Oversight, 6/99 to 12/00; Director
                                                          Compliance Officer, 10/97 to 5/99; Manager prior
                                                          thereto. Second Vice President and Compliance Officer
                                                          of The Guardian Insurance & Annuity Company, Inc. and
                                                          Guardian Investor Services LLC. Officer of all of the
                                                          mutual funds within the Guardian Fund Complex.

+ There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

                                                                                                                    NUMBER OF FUNDS
                                              TERM OF                                                                   IN THE
                                             OFFICE AND                                                              GUARDIAN FUND
                                POSITION     LENGTH OF                                                                COMPLEX FOR
                                  WITH          TIME                       PRINCIPAL OCCUPATIONS                     WHICH OFFICER
NAME, ADDRESS AND AGE             FUNDS       SERVED+                       DURING PAST 5 YEARS                         SERVES
------------------------------------------------------------------------------------------------------------------------------------


Richard A. Goldman (41)       Managing       Since 2001   Managing Director, The Guardian Life Insurance Company          23
                              Director                    of America since 7/01. Director, Citigroup Asset
                                                          Management prior thereto. Officer of various mutual
                                                          funds within the Guardian Fund Complex.


Alexander M. Grant, Jr. (54)  Managing       Since 1991   Managing Director, The Guardian Life Insurance Company          15
                              Director and                of America since 3/99; Second Vice President, prior
                              Treasurer                   thereto. Officer of various mutual funds within the
                                                          Guardian Fund Complex.


Jonathan C. Jankus (56)       Managing       Since 1999   Managing Director, The Guardian Life Insurance Company          20
                              Director                    of America. Officer of various mutual funds within the
                                                          Guardian Fund Complex.


Peter J. Liebst (47)          Managing       Since 1999   Managing Director, The Guardian Life Insurance Company          20
                              Director                    of America, since 8/98. Officer of various mutual funds
                                                          within the Guardian Fund Complex.


Nydia Morrison (45)           Controller     Since 2003   Manager, The Guardian Life Insurance Company of America         25
                                                          since 9/99; Supervisor prior thereto. Officer of all of
                                                          the mutual funds within the Guardian Fund Complex.


John B. Murphy (56)           Managing       Since 1991   Managing Director, The Guardian Life Insurance Company          23
                              Director and                of America since 3/98. Officer of various mutual funds
                              Treasurer                   within the Guardian Fund Complex.


Frank L. Pepe (61)            Vice           Since 1995   Vice President and Equity Controller, The Guardian Life         25
                              President and               Insurance Company of America. Vice President and
                              Treasurer                   Controller, The Guardian Insurance & Annuity Company,
                                                          Inc. Senior Vice President and Controller, Guardian
                                                          Investor Services LLC. Officer of all of the mutual
                                                          funds within the Guardian Fund Complex.


Richard T. Potter, Jr. (49)   Vice           Since 1992   Vice President and Equity Counsel, The Guardian Life            25
                              President and               Insurance Company of America. Vice President and
                              Counsel                     Counsel, The Guardian Insurance & Annuity Company,
                                                          Inc., Guardian Investor Services LLC, Park Avenue
                                                          Securities LLC and all of the mutual funds within the
                                                          Guardian Fund Complex.


Robert A. Reale (43)          Managing       Since 2001   Managing Director, The Guardian Life Insurance Company          25
                              Director                    of America, The Guardian Insurance & Annuity Company,
                                                          Inc. and Guardian Investor Services LLC since 3/01.
                                                          Second Vice President, 10/99 to 2/01. Assistant Vice
                                                          President, Metropolitan Life prior thereto. Officer of
                                                          all of the mutual funds within the Guardian Fund
                                                          Complex.


Thomas G. Sorell (48)         President      Since 2003   Executive Vice President and Chief Investment Officer,          25
                                                          The Guardian Life Insurance Company of America since
                                                          1/03; Senior Managing Director, Fixed Income Securities
                                                          since 3/00; Vice President, Fixed Income Securities
                                                          prior thereto. Managing Director, Investments: Park
                                                          Avenue Life Insurance Company. Officer of all of the
                                                          mutual funds within the Guardian Fund Complex.


Donald P. Sullivan, Jr. (49)  Vice           Since 1995   Vice President, Equity Administration, The Guardian             25
                              President                   Life Insurance Company of America since 3/99; Second
                                                          Vice President, Equity Administration prior thereto.
                                                          Vice President, The Guardian Insurance & Annuity
                                                          Company, Inc. and Guardian Investor Services LLC.
                                                          Officer of all of the mutual funds within the Guardian
                                                          Fund Complex.

     The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling
(800) 221-3253.

+ There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

Report of Ernst & Young LLP,

Independent Auditors

BOARD OF DIRECTORS AND SHAREHOLDERS
THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.
THE GUARDIAN BOND FUND, INC.
THE GUARDIAN CASH FUND, INC.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Guardian Variable Contract Funds, Inc. (comprising, respectively, The Guardian Stock Fund, The Guardian VC 500 Index Fund, The Guardian VC Asset Allocation Fund, The Guardian VC Large Cap Value Fund, The Guardian VC Small Cap Value Fund, The Guardian VC Low Duration Bond Fund and The Guardian VC High Yield Bond Fund), The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. as of December 31, 2003, and the related statements of operations (and cash flows for The Guardian Bond Fund, Inc.) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. at December 31, 2003, the results of their operations (and cash flows for The Guardian Bond Fund, Inc.) for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 6, 2004

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code"). A copy of the Code is filed as an exhibit to this Form N-CSR. There were no substantive amendments made to the Code, nor were there any waivers granted under the Code, during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board of Directors/Trustees has determined that Robert G. Smith qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Dr. Smith serves as Chairman of the registrant's audit committee and is considered "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows: 2003 - (a) Audit Fees $122,765; (c) Tax Fees $37,000; 2002 - (a)
Audit Fees $66,244; (c) Tax Fees $16,306.

Audit Fees include amounts related to the audit and report on the registrant's annual financial statements. Tax fees include amounts related to tax compliance services.

(e)(1) Pursuant to the Audit Committee charter, the Audit Committee of the Board is responsible for pre- approving any engagement of the Registrant's accountant to provide any non-prohibited services to the Registrant, including the fees and other compensation to be paid to the accountant. The Chairman of the Audit Committee may grant the pre-approval of services to the Registrant for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The Audit Committee of the Board is responsible for pre-approving any engagement of the Registrant's accountant, including the fees and other compensation to be paid to the accountant, to provide any non-audit services to the Registrant's investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant. The Chairman of the Audit Committee may pre-approve non-audit services, which are not prohibited, to the adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant). All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         (2) No services described in paragraph (b) - (d) of Item 4, were approved by the Audit Committee pursuant to paragraph
                  (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not Applicable.

(g)      Not Applicable.

(h)      Not Applicable.

ITEM 5 AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED.]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED.]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's certifying officers have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's certifying officers are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's certifying officers, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)      A certification by the registrant's certifying officers, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Guardian Variable Contract Funds, Inc.

By: /s/ Thomas G. Sorell
    --------------------------------
    Thomas G. Sorell
    President of
    The Guardian Variable Contract Funds, Inc.

Date: March 4, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas G. Sorell
    --------------------------------
    Thomas G. Sorell
    President of
    The Guardian Variable Contract Funds, Inc.

Date:  March  4, 2004

By: /s/ Frank L. Pepe
    --------------------------------
    Frank L. Pepe
    Vice President and Treasurer of
    The Guardian Variable Contract Funds, Inc.

Date:     March  4, 2004